UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☒	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

American Bio Medica Corporation
(Name of Registrant as Specified In Its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

January 6, 2023

Dear ABMC Shareholder:

You are cordially invited to attend a special meeting of the shareholders of American Bio Medica Corporation ("ABMC") on Wednesday, February 15, 2023 at 11:00 a.m., Eastern Time, at ABMC’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106 (the “2023 Special Meeting of Shareholders”).

As described in more detail in the enclosed proxy statement (the “Proxy Statement”), on December 19, 2022, ABMC entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Healgen Scientific Limited Liability Company, a Texas limited liability company (“Healgen”), pursuant to which ABMC agreed, subject to the approval of ABMC Shareholders, to sell substantially all of the operating assets of ABMC (excluding ABMC’s cash, receivables and certain other assets) to Healgen (the “Asset Sale”).

At the 2023 Special Meeting of Shareholders, you will be asked to consider and vote on a proposal to approve the Asset Sale. ABMC’s Board of Directors (the “Board”) believes shareholders will be more likely to realize greater value through the Asset Sale than through ABMC’s continued operation of manufacturing and distribution of lateral flow testing products (primarily for the detection of drugs of abuse).

After carefully weighing the facts and circumstances associated with the Asset Sale to Healgen as well as alternative courses of action, the Board has unanimously concluded that the proposed Asset Sale is the best available alternative to maximize value for shareholders.

The Board believes ABMC’s status as a public company is an asset which may be sufficiently attractive to induce others to enter into business combinations with ABMC. ABMC is exploring strategic transactions which may result in ABMC entering a new line of business.

The Board has carefully reviewed the Asset Purchase Agreement, as well as other relevant materials and has unanimously concluded that the Asset Sale, pursuant to the Asset Purchase Agreement, in its opinion, is advisable and fair to and in the best interests of ABMC and its Shareholders, and should be presented to the Shareholders for approval.

The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock will be required to complete the Asset Sale. Your participation is extremely important, and your early response will be greatly appreciated.

The Proxy Statement sets forth information about the background and details of the Asset Sale and the 2023 Special Meeting of Shareholders. The Board recommends that you consider the enclosed materials carefully. The Proxy Statement additionally requests Shareholder approval of, and contains information with respect to, the grant of authority of the Board to adjourn the Meeting, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale.

The Board unanimously recommends that Shareholders vote in favor of both proposals.

Sincerely yours,

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer

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NOTICE OF THE 2023 SPECIAL MEETING OF SHAREHOLDERS REGARDING THE ASSET SALE

Date:	Wednesday, February 15, 2023
Time	11:00 a.m., Eastern Standard Time
Place	Company’s Corporate Offices
122 Smith Road
Kinderhook, New York 12106

At the 2023 Special Meeting of Shareholders, the following business will be conducted:

1. To consider and vote upon a proposal to approve the Asset Purchase Agreement, dated as of December 19, 2022, between American Bio Medica Corporation (“ABMC”) and Healgen Scientific Limited Liability Company for the Asset Sale of substantially all of ABMC’s assets (the “Asset Sale”).

2. To grant authority to the Board of Directors of ABMC (the “Board”) to adjourn the 2023 Special Meeting of Shareholders, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale (the “Adjournment Proposal”).

Only shareholders of ABMC who owned ABMC’s common stock at the close of business on December 22, 2022 (the “Record Date”) can vote at the 2023 Special Meeting of Shareholders, or any adjournment or postponement of the 2023 Special Meeting of Shareholders.

All shareholders of ABMC are cordially invited to attend the 2023 Special Meeting of Shareholders in person. To assure your representation at the 2023 Special Meeting of Shareholders, however, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose, or vote via telephonic or electronic means provided. If you later desire to revoke your proxy for any reason, you may do so in the manner provided in the accompanying proxy statement. Your shares of ABMC’s common stock will be voted in accordance with the instructions you have given in the proxy. You will find more instructions on how to vote in the accompanying proxy statement.

Accompanying this Notice of the 2023 Special Meeting of Shareholders are (a) a proxy statement and attached annexes and (b) a form of proxy (or a voting instruction form if you hold shares of common stock through a broker or other intermediary).

The enclosed materials require ABMC’s shareholders to make important decisions with respect to ABMC. Please read carefully the accompanying proxy statement and its annexes, as these documents contain detailed information relating to, among other things, the Asset Sale. If you are in doubt as to how to make these decisions, please consult your financial, legal or other professional advisors.

By Order of the Board of Directors

Kinderhook, New York
January 6, 2023	Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2023

The Notice of the 2023 Special Meeting of Shareholders and the Proxy Statement are available on American Bio Medica Corporation’s website, at: https://abmc.com/investor/2023specialproxy.

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Annex A

Asset Purchase Agreement, dated December 19, 2022, by and between American Bio Medica Corporation and Healgen Scientific Limited Liability Company. *The foregoing annex excludes confidential disclosure schedules that are part of the Asset Purchase Agreement.

Annex B	Sections 623 and 910 of the NY Business Corporation Law
Annex C	Loan Promissory Note and Security Agreement, as amended
Annex D	Historical and Pro Forma Financial Statements
Proxy

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QUESTIONS AND ANSWERS ABOUT THE PROPOSED ASSET SALE

Q. WHAT PROPOSALS WILL I BE VOTING ON AT THE ANNUAL MEETING?

A. You are being asked to consider and vote upon a proposal to approve the Asset Sale for $3 million in cash pursuant to the Asset Purchase Agreement, dated as of December 19, 2022, between ABMC and Healgen Scientific Limited Liability Company. A copy of the Asset Purchase Agreement is attached to this proxy statement as Annex A. You are also being asked to approve a proposal granting authority to the Board of Directors of ABMC (the “Board”) to adjourn the 2023 Special Meeting of Shareholders, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale (the “Adjournment Proposal”).

Q. HOW DOES THE BOARD RECOMMEND I VOTE?

A. The Board recommends a vote “FOR” both proposals set forth above.

Q. CAN I STILL SELL MY SHARES?

A. Yes. Neither the Asset Sale nor the Asset Purchase Agreement will affect your right to sell or otherwise transfer your shares of ABMC’s common stock.

Q. WHY IS SHAREHOLDER APPROVAL BEING SOUGHT FOR THE ASSET SALE?

A. Under the New York Business Corporation Law, the Asset Sale requires approval by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of common stock on the record date. Accordingly, ABMC is submitting the Asset Sale to a shareholder vote.

Q. HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A. A quorum is necessary to hold the Meeting and conduct business. The presence, either in person or represented by proxy, of shareholders who can direct the vote of at least a majority of the outstanding shares of Common Stock as of the Record Date is considered a quorum. A shareholder will be counted present at the Meeting if:

the Shareholder is present and votes in person at the Meeting; or

the Shareholder has submitted a proxy properly.

Shares of Common Stock that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote and does not have discretionary authority to vote (i.e., broker non-votes), and shares that are not voted in other circumstances in which proxy authority is defective or has been withheld, will be counted for purposes of establishing a quorum.

If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

In addition, even if a quorum is present, the Board may hold a vote on the Adjournment Proposal, if in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Meeting to a later date, including seeking more votes in favor of the Asset Sale. See “Proposal No. 2 –Adjournment Proposal”.

Q. WHO IS ENTITLED TO VOTE ON THE ASSET SALE?

A. Only holders of record of ABMC common stock as of the close of business on December 22, 2022 will be entitled to notice of and to vote at the annual meeting to approve the Asset Sale.

Q. WHEN AND WHERE IS THE ANNUAL MEETING?

A. The annual meeting will be held on February 15, 2023, at 11:00 a.m., Eastern Time, at the corporate office of ABMC located at 122 Smith Road, Kinderhook, NY 12106.

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Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Your broker will only vote your shares if you have provided them with instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Call your broker today with instructions to execute the proxy.

Q. MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A. Yes. Just send in a written revocation or a later dated, signed proxy card before the annual meeting or attend the annual meeting and vote in person.

Q. WHAT DO I NEED TO DO NOW?

A. PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. You may vote by signing your proxy card and mailing it in the enclosed return envelope, or you may vote electronically or telephonically as indicated in the Proxy you received, or you may vote in person at the Meeting. Because a vote of a majority of the outstanding ABMC shares is required to approve the Asset Sale, your failure to vote is the same as if you voted against the Asset Sale.

Q. WHOM SHOULD I CALL IF I HAVE QUESTIONS?

A. If you have questions about the Asset Sale or the Asset Purchase Agreement, you may call Melissa A. Waterhouse, Chief Executive Officer, at 800-227-1243 or send an email to IR@abmc.com.

Q. WHY DID THE CORPORATION ENTER INTO THE ASSET PURCHASE AGREEMENT?

A. Entering into the Asset Purchase Agreement is the result of an extensive review by the Board of various strategic alternatives available to ABMC. The Board determined that the proposed Asset Sale would maximize value for the shareholders and eliminate future business risk. See “Proposal No. 1 – Sale” below.

Q. WHAT WILL HAPPEN IF THE ASSET SALE IS APPROVED BY SHAREHOLDERS?

A. If the holders of at least a majority of all of the outstanding shares of Common Stock approve the Asset Sale, and the conditions to closing the Asset Sale as set forth in the Asset Purchase Agreement are satisfied or waived, ABMC will sell substantially all of their assets to the Buyer for cash. As soon as practicable after the closing of the Asset Sale, ABMC plans to use net proceeds from the Asset Sale to address the outstanding liabilities of ABMC and continue to seek strategic acquisitions using ABMC’s publicly traded stock as transaction consideration. Such strategic acquisitions would result in ABMC entering a new line of business.

Q. WHAT WILL HAPPEN IF THE ASSET SALE IS NOT APPROVED BY SHAREHOLDERS?

A. If ABMC fails to obtain approval of the shareholder of the Asset Sale, the Asset Sale will not occur and the loans from the Buyer would become due and payable (see “Loan from Buyer”). Given ABMC’s current financial condition, it is unlikely ABMC could make the required payments. This inability could result in the Buyer taking possession of the assets collateralizing the loan thereby making it impossible for ABMC to continue operations.

Q. HOW WAS THE PURCHASE PRICE DETERMINED?

A. The purchase price was determined using factors such as the value, condition and marketability of the assets being sold. In the case of the real estate being purchased, the depreciated value (book value) along with market value (using appraisals) was considered. In the case of machinery and equipment (“M&E”), the book value, age and marketability (due to its specialized nature) of the M&E was considered. In the case of the value of the business, market conditions and marketability of ABMC’s products was considered.

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Q. WHEN IS THE CLOSING OF THE ASSET SALE EXPECTED TO OCCUR?

A. If the Asset Sale is approved by shareholders and all conditions to completing the Asset Sale are satisfied or waived, the Asset Sale is expected to occur as soon as practicable after the Meeting on February 15, 2023 but, in no case later than February 28, 2023.

SUMMARY TERM SHEET

The following is a summary of certain information contained elsewhere in this Proxy Statement or in its annexes. This information is not, and is not intended to be, complete. This is a summary only and is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement and the annexes hereto. Shareholders are urged to review carefully the entirety of this Proxy Statement and all annexes hereto.

The Parties

The Seller under the Asset Purchase Agreement is ABMC. ABMC develops, manufactures and distributes accurate, cost-effective immunoassay test kits; primarily onsite tests for drugs of abuse. ABMC also provides contract manufacturing services related to certain infectious diseases; such as malaria and RSV and, distributes rapid tests to detect infectious diseases. ABMC’s principal executive office is located at 122 Smith Road, Kinderhook, NY 12106, and its website is: https://www.abmc.com.

The Buyer under the Asset Purchase Agreement is Healgen Scientific Limited Liability Company (“Healgen”). Healgen has more than 15 years’ experience developing, manufacturing and commercializing in-vitro diagnostic test systems worldwide. Healgen’s product portfolio spans multiple testing categories and analytes to meet various clinical and laboratory needs. Healgen’s testing platforms include rapid testing, molecular diagnostics, and multiplex flow cytometry. Healgen’s corporate address is 3818 Fuqua Street, Houston, TX 77047 and its website is https://www.healgen.com.

Prior to entering into the Asset Purchase Agreement, ABMC did distribute Healgen’s toxicology products and rapid tests for Covid-19. Apart from this distribution relationship, there was no other business of a material nature between ABMC and Healgen.

The Asset Sale

This section summarizes selected information about the proposed Asset Sale from this proxy statement and may not contain all of the information that is important to you. To understand the Asset Sale fully, we encourage you to read carefully this entire proxy statement. We have included a copy of the Asset Purchase Agreement in this proxy statement as Annex A.

Following is a summary of the principal terms of the Asset Purchase Agreement:

•

ABMC will sell to Healgen substantially all of the operating assets of ABMC, with the exception of: 1) ABMC’s corporate web domain, 2) all corporate trademarks (e.g. ABMC logo trademarks) wherever issued, 3) an expected refund in the amount of $202,000 for Employee Retention Credits, 4) security deposits, 5) prepaid expenses and 6) right of use assets.

•	Healgen will assume limited, specific liabilities of ABMC; primarily any liabilities arising under or related to specific customer contracts of ABMC, two copier leases and one waste service contract.

•

The total consideration for the Asset Sale is $3 million in cash (the “Purchase Price”). Closing will occur once shareholders have approved the Asset Sale and all closing conditions have been met. $300,000 of the Purchase Price will be held back as a Retention Fund to cover potential indemnification claims, and certain other claims that may arise during the six months following Closing. At Closing, the remaining $2.7 million of the Purchase Price will be paid to ABMC; less any prior amounts advanced to ABMC by Healgen in the form of loans (the “Healgen Loans”). Principal Conditions to the Asset Sale, the Purchase Price, the Retention Fund and the Healgen Loans are more specifically described in the Asset Purchase Agreement and elsewhere in this Proxy Statement.

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Principal Conditions to the Asset Sale

The obligations of ABMC and Healgen to complete the Asset Sale are subject to several conditions. All of which are included in the Asset Purchase Agreement. These obligations include, but are not limited to:

•	The Asset Purchase Agreement must be approved by ABMC’s shareholders.

•	ABMC’s and Healgen’s representations and warranties in the Asset Purchase Agreement must be true and correct.

•	ABMC must have executed all required assignments related to the purchased intangible assets.

•	ABMC must have executed all documents required to transfer the purchased Real Estate (i.e. the facility located at 122 Smith Road, Kinderhook, NY 12106).

•	ABMC must have executed all required corporate documents to complete the Asset Sale.

•	ABMC must have received all consents from third parties necessary to complete the Asset Sale.

•

Executed Employment Agreements between Healgen and Melissa A. Waterhouse and Lawrence Ferringo that become effective upon Closing. As of the date of this Proxy Statement, the final forms of the employment agreements have not been completed. However, as generally agreed by the parties, the base salary, bonus, and other benefits (other than equity compensation) will be substantially commensurate, in the aggregate, with the cash compensation and benefits provided by ABMC immediately prior to the Closing. The term of each employment agreement is expected to be one to two years. Ms. Waterhouse currently serves as ABMC’s sole executive officer and as a member of the Board. Under Ms. Waterhouse’s ABMC employment agreement, she receives a base salary of $160,000 per year (although she has voluntarily deferred 20% of her salary since April 2022 and for several years before (from August 2013 until June 2020). All costs related to Ms. Waterhouse’s health insurance are also borne by ABMC. ABMC does not currently offer a bonus program.

•	Healgen must wire the Purchase Price (less the Retention Fund and any amounts due under the Healgen Loans) to ABMC.

•	Healgen must have executed all required corporate documents to complete the Asset Sale.

Termination of Asset Purchase Agreement

ABMC and Healgen may mutually agree to terminate the Asset Purchase Agreement at any time before Closing. In addition, either company may terminate the Asset Purchase Agreement if specified events described in the Asset Purchase Agreement occur, including if the Closing has not occurred by February 28, 2023.

Certain United States Federal Income Tax Consequences of the Asset Sale

The Asset Sale will be treated as a taxable transaction for U.S. federal and state income tax purposes. Any gain resulting from the Asset Sale will be offset by ABMC’s net operating losses and accordingly ABMC does not expect any federal or state income tax liabilities resulting from the Asset Sale. There will be no direct federal or state income tax consequences to the holders of ABMC’s Common Stock resulting from the Asset Sale.

122 Smith Road

Kinderhook, New York 12106

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PROXY STATEMENT

FOR THE 2023 SPECIAL MEETING OF SHAREHOLDERS

To be held on February 15, 2023

Introduction

This Proxy Statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies from the holders of shares of the issued and outstanding common stock (“Common Stock”) of American Bio Medica Corporation (“ABMC”) to be voted at the 2023 Special Meeting of Shareholders to be held on February 15, 2023 at 11:00 a.m., Eastern Time (the “Meeting”).

The enclosed proxy is solicited by the Board of Directors of ABMC (the “Board”). These proxy materials have been prepared for the Board by ABMC’s management. This Proxy Statement and the proxy card are first being mailed to the holders of Common Stock entitled to vote at the Meeting (“Shareholders”) on or about January 10, 2023.

The mailing address of ABMC’s principal executive office is 122 Smith Road, Kinderhook, New York 12106.

The terms “we,” ”our,” or “us” refer to ABMC, American Bio Medica Corporation.

Record Date

If a shareholder owned common stock of ABMC at the close of business on December 22, 2022, (the “Record Date”), the shareholder is entitled to vote at the Meeting, or any adjournments or postponements thereof. On the Record Date, ABMC had one class of voting shares outstanding – common shares, $.01 par value per share (“common shares”) and there were 48,098,476 shares of common stock outstanding and no shares of preferred stock outstanding.

Quorum

A quorum is necessary to hold the Meeting and conduct business. The presence, either in person or represented by proxy, of shareholders who can direct the vote of at least a majority of the outstanding shares of Common Stock as of the Record Date is considered a quorum. A shareholder is counted present at the Meeting if (a) the shareholder is present and votes in person at the meeting or (b) the shareholder has properly submitted a proxy.

Even if a quorum is present, the Board may hold a vote on the Adjournment Proposal, if in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Meeting to a later date. See “Proposal No. 2 –Adjournment Proposal.”

If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Voting

Each shareholder is entitled to one vote at the Meeting for each common share of ABMC that is owned as of the Record Date. The number of shares owned (and that may be voted) is listed on the proxy card. Shareholders can vote using one of the following methods:

Voting by attending the meeting. A shareholder may vote their shares in person at the Meeting. A shareholder planning to attend the Meeting should bring proof of identification for entrance to the Meeting. If the shares are not registered in your own name, you will need appropriate documentation to confirm ownership so you may vote at the Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm ownership of the ABMC shares.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name”, please check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

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Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting (see “Proposal No. 2”) to another time or place (including, without limitation, for the purpose of soliciting additional proxies and/or to solicit more votes in favor of the Asset Sale), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. ABMC does not currently anticipate that any other matters will be raised at the Meeting.

Shareholders are invited to attend the Meeting; however, to ensure representation at the Meeting, shareholders are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Meeting may vote in person even if they have voted via the Internet or telephone, or returned a proxy card. By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

If a shareholder returns a signed proxy form indicating abstention or attends the Meeting but, chooses to abstain from voting on any proposal (revoking the proxy), the shareholder will be considered present at the Meeting and not voting in favor of the proposal. Because a vote of a majority of the outstanding ABMC shares is required to approve the Asset Sale, a shareholder’s failure to vote or abstention from voting is the same as if the shareholder voted against the Asset Sale.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

Certain shareholder nominees (such as brokers, banks and other nominees) have the discretion to vote on routine matters, but they do not have authority to vote on the matters being considered at the Meeting as they are non-routine matters. Therefore, a broker is not entitled to vote your shares on either of the proposals being considered at the Meeting unless you have provided them with voting instructions. ABMC encourages you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the Meeting.

Revocability of Proxy/Dissenter’s Rights

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of ABMC, at or before the taking of the vote at the Meeting, a written notice of revocation or a duly executed proxy card, in either case dated no later than the prior proxy card relating to the same shares, or (2) by attending the Meeting and voting or abstaining in person (although attendance at the Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of ABMC prior to the taking of the vote at the Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of ABMC or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

Shareholders are entitled to dissenters' rights under the NY BSC in connection with the Asset Sale; provided shareholders comply with the procedures prescribed by the NY BSC. For a description of the procedures a shareholder wishing to exercise dissenters' rights are required to follow, see "The Asset Sale--Dissenters' Rights."

Solicitation of Proxies

ABMC will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of ABMC may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

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ABMC will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of ABMC held of record by such persons; and ABMC will reimburse such respective banks, brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them. Broadridge Financial Solutions, Inc. has been retained to assist in soliciting proxies at a fee of approximately $7,000, not including distribution costs and other costs and expenses.

Householding of Proxy Materials

Some banks, brokers, and other intermediaries may participate in the practice of “householding” proxy statements, annual reports and related notices. This rule allows ABMC to send a single copy of this proxy statement to any household at which two or more shareholders reside, if ABMC believes that the shareholders are members of the same family. This rule benefits both ABMC and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce ABMC’s expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other intermediary. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Note Regarding Forward-Looking Statements

This Proxy Statement contains or incorporates by reference statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact made in this Proxy Statement are forward-looking. In particular, statements regarding ABMC’s future financial condition, cash flows, financing plans, business strategy, and operations after the proposed Asset Sale of substantially all of ABMC’s assets are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks, uncertainties and assumptions. All of these forward-looking statements are based on estimates and assumptions made by ABMC’s management and Board which, although believed by ABMC’s management and Board to be reasonable, are inherently uncertain. Shareholders are cautioned that these forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties and that actual results or developments may differ materially from the forward-looking statements as a result of various considerations, including the considerations described in this Proxy Statement.

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DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

Proposal No. 1 – The Asset Sale

At the Meeting, ABMC's shareholders will be asked to vote on a proposal to approve the Asset Purchase Agreement and the Asset Sale. Attached to this Proxy Statement as Annex A is a copy of the Asset Purchase Agreement. The summary description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement as attached hereto.

ABMC History

ABMC develops, manufactures and distributes accurate, cost-effective immunoassay test kits; primarily point of collection tests for drugs of abuse. ABMC also provides contract manufacturing services related to certain infectious diseases; such as malaria and RSV and, distributes rapid tests to detect infectious diseases.

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With a few exceptions, ABMC sales have been declining year over year since 2008. The start of the decline was due to the global economic crisis in the latter part of 2008 and this negative impact continued for several years. In addition, in 2009 ABMC received a warning letter from the U.S. Food and Drug Administration (“FDA”) related to the sale of its oral fluid drug test in the workplace testing market. The warning letter indicated that ABMC was marketing its point of collection oral fluid drug test, OralStat®, in workplace settings without marketing clearance or approval. ABMC communicated to the FDA its belief (based on legal opinion) that marketing clearance was not required in non-clinical markets. FDA continued to disagree with ABMC’s interpretation, and the FDA continued to assert jurisdiction over drug testing performed in the workplace.

In 2010, sales increased slightly as there was some sporadic improvement in drug test sales along with improved contract manufacturing sales of a product ABMC was manufacturing (since 2006) to detect fetal amniotic rupture. In December 2010, ABMC filed a complaint against two senior-management employees and two other unrelated companies. The complaint indicated that the two employees were performing illegal, competitive, employment-related services for the two unrelated companies during their employment with ABMC, and using ABMC resources to perform such services.

In 2011, sales decreased again due to lower drug test sales; a portion of which was due to a temporary and voluntary cessation of marketing and selling OralStat in the workplace market but, this decline was partially offset by increased contract manufacturing sales (the same fetal amniotic rupture product). It was also in 2011 that ABMC started to see an increased number of less expensive, foreign manufactured competitive products on the market. The costs to make ABMC’s 100% “U.S. Made” drug tests are significantly higher than the cost to make the same drugs tests outside the U.S.

Sales in 2012 were relatively flat; drug test sales declined as the number of less expensive, foreign manufactured drug tests in the market continued to increase. Contract manufacturing sales increased enough to almost entirely offset the declines.

During these years, ABMC made efforts to decrease operating expenses wherever possible and even with increased legal fees due to the FDA jurisdictional issue and the complaint ABMC filed in 2010, expenses declined in 2009 through 2011. Unfortunately, legal fees associated with the FDA jurisdictional issue and the legal complaint filed in December 2010 did result in increased expenses in 2012.

In November 2013, ABMC was informed that the FDA determined that OralStat was not substantially equivalent to the predicate market device. This meant that ABMC had to immediately cease marketing and selling OralStat to the workplace market. This, along with increasing price competition in ABMC markets, resulted in lower drug test sales. Contract manufacturing sales also declined in 2013 (although the decrease in contract manufacturing sales was due to an unexpected delay earlier in 2013 that resulted in decreased shipments to one of ABMC’s customers). In August 2013, ABMC settled the complaint filed in December 2010. Operating expenses in 2013 increased even though more severe actions were taken in the latter part of 2013 after ABMC received the notice from the FDA. The increased expenses were primarily a result of costs associated with filing a 510(k) marketing application for OralStat with the FDA and higher bank service fees associated with debt financings. In August 2013 a salary and commission deferral program (the “Deferral Program”) was put in place to improve cash flow. The Deferral Program consisted of a 20% salary deferral for our sole executive officer CEO Melissa Waterhouse (“Waterhouse”), and a non-executive VP Operations, as well as a 20% commission deferral for a sales consultant, and a 25% commission deferral of employee sales commissions.

In 2014, ABMC lost OralStat workplace sales (which typically amounted to 15% of ABMC’s annual sales), the loss of a government account, and continued price pressures from foreign competitors all negatively impacted drug test sales. Increased contract manufacturing sales were not enough to offset the lower drug test sales. The cost reductions implemented in the latter part of 2013 did result in significantly reduced operating expenses in 2014. One of the cost reductions involved consolidation of our New Jersey facility in in December 2014; the facility was downsized from three units to one unit, and certain operations were moved up to ABMC’s (owned) New York facility. The Deferral Program continued throughout 2014.

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In the first quarter of 2015, ABMC launched a urine-based, all-inclusive drug test (Rapid TOX Cup® II) that contained multiple drugs on one test strip in efforts to compete with the less expensive, foreign manufactured drug tests (that contained one test on each single test trip). With a number of customers, the time between initial contact and the receipt of an order can be quite long so this launch did not have a positive impact on 2015 drug test sales. Contract manufacturing sales declined slightly in 2015 so, even with the new product, sales continued to decline in 2015. ABMC applied to the FDA in late 2015 for a marketing clearance to sell Rapid TOX Cup II to customers requiring a CLIA waived product (thereby increasing the product’s marketability). Even with reduced sales, operating results improved in 2015 due to the cost containment actions taken in 2013 and 2014. ABMC also refinanced substantially all of its debt to reduce interest costs. The Deferral Program continued throughout 2015 (although the deferral of employee commissions was reduced from 50% to 25% in July 2015).

Even with the introduction of the Rapid TOX Cup II, ABMC’s ability to maintain and/or increase sales continued to be negatively impacted by a very cost-competitive market dominated by less expensive products made outside of the U.S. At the end of 2016, ABMC was still in the process of applying to the FDA for marketing clearance to sell Rapid TOX Cup II to customers requiring a CLIA waived product. In September 2016, contract manufacturing sales began to decrease. The customer contracting with ABMC to manufacture their fetal amniotic rupture product was acquired. The acquirer was a much larger company and informed ABMC that they planned to manufacture the product going forward. However, ABMC was paid a tech transfer fee in the amount of $300,000. Operating expenses did decline in 2015 even though there were increased costs related to the 510(k) application. The Deferral Program continued throughout 2016; 20% salary deferral for Waterhouse, and non-executive VP Operations, as well as a 20% commission deferral for a sales consultant (the sales employee deferrals were discontinued in January 2016). In efforts to diversify the ABMC revenue stream, late in the first quarter of 2016, ABMC signed an independent agent agreement with an entity that would allow ABMC to sell a toxicology management service to its customers. In addition, later in 2016, ABMC entered into an agreement to offer an additional testing product, a breath analyzer. Waterhouse continued making efforts to identify and secure new contract work and possible additional diversification alternatives.

As expected, the loss of the contract manufacturing customer in September 2016 resulted in further declining sales in 2017. ABMC also lost two government drug test accounts; one in early 2017 and one in the latter part of 2017. The loss of these two accounts resulted in litigation filed by ABMC in February 2017 against a number of parties, including but not limited to, a former VP, Sales & Marketing/Sales Consultant of ABMC. Over the course of 2017, ABMC reorganized and restructured its sales and marketing department. More sales diversification alternatives were also secured in 2017; products for the detection of alcohol, alternative sample options for drug testing (such as lab based oral fluid testing and hair testing). In 2017, ABMC also started offering customers lower-cost, foreign manufactured drug tests via a distribution relationship with Healgen Scientific Limited Liability Company (“Healgen”; the Buyer in the Asset Sale). ABMC also received FDA marketing clearance for the Rapid TOX Cup II in August 2017. Operating expenses decreased once again in 2017 but, gross profit margins continued to erode as sales continued to decline; most of which was due to manufacturing inefficiencies. The majority of ABMC overhead costs are fixed and when absorbed over fewer testing strips/products produced (due to decreased sales) ABMC’s cost of goods increases. The Deferral Program continued throughout 2017 for Waterhouse and a non-executive VP Operations.

In January 2018, ABMC retained an individual to act as its Director of Clinical Sales to spearhead marketing efforts of the Rapid TOX Cup II in clinical markets since the appropriate marketing clearance was received in August 2017. Unfortunately, ABMC sales did not improve in 2018 despite the efforts that were undertaken in prior years and into 2018. Although the lower cost products ABMC was distributing did result in new sales for ABMC, the full negative impact of the account lost in the latter part of 2017 was felt in 2018. Gross profit margin continued to decline as a result of decreased sales. Operating expenses continued to decline as more expense reductions were made, including personnel reductions. The Deferral Program continued throughout 2018 for Waterhouse and a non-executive VP Operations.

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The account lost in 2018 continued to impact sales in 2019. Drug tests; more specifically urine drug tests which were the bulk of ABMC sales; were being considered commodities with price being the primary factor when deciding what drug test to buy; especially in sales to government entities. Apart from the lower cost drug test ABMC was offering via distribution, the new offerings did not positively impact sales. However, in 2019, ABMC did obtain two new contract manufacturing customers and there were some sales generated by both of these new customers in 2019. Once again, gross profit margin declined due to manufacturing inefficiencies as well as certain situations where pricing was lowered to retain sales. Operating expenses declined due to continued expense cuts to offset the declining sales despite increased legal fees in connection with the litigation ABMC filed in 2017. As a result of the continuing sales declines and working capital, ABMC did agree to settle the 2017 litigation (including the counterclaim that was filed under which deferred compensation was claimed). The Deferral Program continued throughout 2019 for Waterhouse but, the non-executive VP retired in November 2019 and as a result, ABMC was required to pay back their deferred compensation over time and those payments began upon their retirement.

In March 2020, the World Health Organization declared Covid-19 a pandemic. That same month, ABMC signed a distribution agreement with Healgen that enabled ABMC to market and sell Healgen’s rapid Covid-19 antibody test in accordance with an EUA granted to Healgen. In December 2020, ABMC also started offering a rapid antigen test for Covid-19 (which was also from Healgen). Unfortunately, drug test sales were negatively impacted by the pandemic and sales to the new contract manufacturing customers also ceased due to the pandemic. Sales of the Covid-19 rapid tests were greater than the declines and ABMC was able to report increased sales in 2020. Gross profit still declined because although net sales increased, the increase was a result of products ABMC distributed and sales of products ABMC manufactured declined further which, resulted in continued manufacturing inefficiencies. Operating expenses did increase in 2020 due to increased commission expenses (due to the Covid-19 rapid test sales) and increased costs associated with debt. The Deferral Program continued for Waterhouse until it ceased in early June 2020 considering the length of time the deferral was in place for Waterhouse (almost 7 years) and the increasing balance owed. Payments continued to be made to the retired non-executive VP in 2020 with the expectation that the total amount owed would be paid by May 2021. In April 2020, ABMC received proceeds ($332,000) from a loan under the Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”). The PPP loan was unsecured, with an interest rate of 1.00% per annum, with principal and interest payments deferred for the first six months, and maturity in two years. In December 2020, ABMC signed a purchase agreement for an equity line of credit with Lincoln Park Capital Fund, LLC (“Lincoln Park”). Proceeds from sales under the Lincoln Park purchase agreement were used for working capital and to support growth initiatives. In 2020, ABMC raised $125,000 through the sale of ABMC securities to Lincoln Park.

Throughout 2021, drug test sales continued to be impacted by the pandemic and the commoditization of urine drug test products. Covid-19 testing turned from antibody testing (the tests ABMC sold in 2020 that contributed $1.6M to sales) to rapid antigen testing. ABMC did secure distribution of the Healgen rapid Covid-19 antigen test in December 2020 and was able to generate sales in the same month. However, in early 2021 Healgen informed ABMC that ABMC could no longer offer the rapid Covid-19 antigen test for sale in the U.S. Although ABMC did secure another distribution relationship for rapid Covid-19 antigen tests in May 2021, ABMC lost Covid-19 test sales (and customers) due to the several months test sales were disrupted. These events led to a significant decline in sales in 2021 (even when compared to the pre-pandemic year of 2019). Gross profit margin continued to decline; due to the same manufacturing inefficiencies and increased costs of manufacturing (material and labor costs associated with manufacturing). ABMC did implement a price increase in July 2021 to improve the gross profit margin; however, raising prices on commoditized products can lead to lost customers or lower sales to customers. Operating expenses declined again in 2021 and, a large portion of the decline was due to less sales employees due to terminations (for lack of performance). After ABMC paid all deferred compensation to the former non-executive VP in May 2021, ABMC began making deferred compensation payments to Waterhouse. In 2021, ABMC was able to raise an additional $639,000 through the sale of ABMC securities under the Lincoln Park purchase agreement. In June 2021, ABMC applied for forgiveness of the PPP loan in the amount of $332,000 under PPP guidelines and the PPP loan (and all accrued interest) was forgiven in August 2021. During the first, second and third quarters of 2021, ABMC qualified for refunds under the Employee Retention Credit (“ERC”) program. In 2021, ABMC (through its payroll provider) sought refunds for these three quarters in the amounts of $202,000 (Q1 2021), $198,000 (Q2 2021) and $137,000 (Q3 2021). ABMC received its refund for Q3 2021 in December 2021.

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In February 2022, ABMC’s largest customer informed ABMC that they were purchasing drug tests from another supplier for one of their market segments (a rather large market segment that ABMC previously supplied on an exclusive basis). The customer indicated that ABMC would continue to supply the other market segment. Although the customer indicated that ABMC would still receive orders for the larger market segment, the customer did not submit any further orders. This resulted in another significant decline in sales. In the nine months ended September 30, 2022 (ABMC’s most recent financial report available), ABMC reported a gross loss (this was after a gross loss reported in the second quarter of 2022 for the first time in ABMC history). High costs of manufacturing in the U.S. and price competition played a part in the gross loss, along with the loss of the largest customer. The larger market segment that ABMC was supplying exclusively to this customer was a higher margin market while the secondary market ABMC did retain was a very low margin market. Previously the higher margin market, when blended with the low margin, produced an acceptable gross profit margin. Without the higher margin sales to this customer, the gross margin is now at a very low profit. Operating expenses decreased in the nine months ended September 30, 2022 as ABMC continued to reduce costs. In April 2022, Waterhouse voluntarily deferred her salary once again along with another member of senior management. Due to a depressed stock price, ABMC was not able to raise any money under the Lincoln Park purchase agreement in 2022. ABMC did receive the ERC refund ($198,000) for Q2 2021 in June 2022. As of the date of this Proxy Statement, ABMC has not received the ERC refund for Q1 2021 ($202,000).

Rationale Behind the Asset Sale

ABMC believes the losses it has reported over the last several years and most recently the significant loss reported for the nine months ended September 30, 2022 will continue as (i) its primary business (onsite drugs of abuse tests) has become a commoditized market where price is the primary consideration for purchase and ABMC cannot compete with the low pricing offered by its competitors who manufacture outside of the U.S. when ABMC manufactures its drug testing products completely in the U.S. and (ii) ABMC has not been able to obtain new business to replace the significant loss of business (which began in late 2021) from its largest customer. These two issues are further exacerbated by the continuing impact of the Covid-19 pandemic.

Part of the inability to attain new customers is due to expense reductions that ABMC has undertaken over the last several years to combat losses. Many of these expense reductions, such as reduced selling and marketing and research and development expenditures, along with reduced and deferred salaries of a number of employees, are incompatible with growing or even maintaining ABMC’s business both in the short and the long term. In addition, ABMC’s cash position has deteriorated, and continues to deteriorate, due to operating losses and payments required under its debt facilities.

Over the last several years, ABMC has been able to access loans from shareholders and raise funds via private equity financings. As time goes on and the financial results continue to deteriorate, these options are no longer available to ABMC. Waterhouse has also extended loans to ABMC and in addition to salary deferral, Waterhouse is owed currently salary.

Over the last several years, ABMC has retained financial consultants to seek out alternative solutions; most recently in early 2022. The consultants were seeking solutions including but not limited to potential mergers, acquisitions, investment in ABMC, and strategic relationships. Simultaneously, ABMC management was seeking alternative solutions and began discussions with the Buyer. With the current financial condition of ABMC, ABMC was not able to find a suitable alternative apart from the Asset Sale.

After carefully weighing the facts and circumstances associated with the Asset Sale to the Buyer, as well as alternative courses of action, ABMC’s Board has unanimously concluded that the proposed sale of substantially all of ABMC’s assets is the best available alternative to maximize value for shareholders.

The Board believes ABMC’s status as a fully reporting public company is an asset which may be sufficiently attractive to induce others to enter into business combinations with ABMC. ABMC is exploring strategic transactions which may result in ABMC entering into a new line of business (subject to specific competitive limitations under the Asset Purchase Agreement; found in Section 4.1of the Asset Purchase Agreement). ABMC believes strategic acquisitions using ABMC’s publicly traded stock as transaction consideration could enhance shareholder value. Nonetheless, the Board may later determine to dissolve ABMC and distribute its remaining assets to ABMC shareholders if ABMC is unable to make any strategic acquisitions.

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The business being acquired by the Buyer is the only area of operations in which ABMC is engaged. If the Asset Sale is approved by the shareholders and the sale of the business is completed, ABMC will no longer engage in the development, manufacturing and selling of point of collection diagnostic products, including onsite drug test products and instead intends to pursue opportunities in other areas. Upon the consummation of the Asset Sale, ABMC will no longer engage in the business, which accounted for all of ABMC’s revenues, costs and expenses, and earnings for all fiscal years prior to January 1, 2022 and for the nine months September 30, 2022.

In this Proxy Statement under Annex D, ABMC has included audited historical financial statements of ABMC; or in the case of the most recent interim period, historical financial statements that have been reviewed by ABMC’s auditors, and unaudited pro forma financial statements showing the effect of the Asset Sale on ABMC. The unaudited pro forma financial statements are derived from the historical financial statements of ABMC as of and for the year ended December 31, 2021 and the nine months ended September 30, 2022. The unaudited pro forma financial statements are presented to reflect adjustments to ABMC’s financial statements as if the Asset Sale were completed at the beginning of the most recent full fiscal year and subsequent interim period.

Board approval; Third-Party Valuation

The Board of Directors has unanimously determined that the terms of the Asset Sale are advisable, fair to and in the best interests of the ABMC shareholders and, accordingly, recommends that shareholders as of the Record Date vote “FOR” the proposal to approve the Asset Sale.

Over the last several years, although efforts have been made by both management and financial advisory firms ABMC has retained, no firm offers have been made to ABMC with respect to any merger or consolidation, the sale or other transfer of all or any substantial part of our assets or the purchase of a controlling share of our securities. The Board of Directors did not believe this fact was relevant to its consideration of the fairness of the Asset Sale.

The Board of Directors did not obtain a valuation from a third party because it determined that the expense associated with obtaining such valuation was not justified in light of the current financial condition of ABMC, including, but not limited to the lack of cash flow to obtain the third party valuation as well as the fact that the bulk of the purchase price (more than 50%) was real estate, M&E and inventory. All of these assets can be readily valued using past appraisals and current market conditions (in the case of the Real Estate) along with the recorded book value of the assets (in the case of M&E and inventory).

Past Contracts, Transactions and Negotiations

Loans from Buyer: Buyer has extended loans to ABMC in the amount of $715,000; such loans to be paid back to Buyer in full at Closing with all interest waived by Buyer. The loan is secured by a first security interest in all ABMC assets with the exception of those assets already encumbered by the loan with Cherokee Financial, LLC (i.e. the real property and machinery and equipment). If shareholders do not approve the Asset Sale on February 15, 2023, ABMC will be required to make the first of three payments under the loan agreement with the Buyer. The first payment is in the amount of $251,000 with payments of the same amount due on March 15, 2023 and April 15, 2023. See Annex C – Loan Promissory Note and Security Agreement, as amended.

Distribution Relationship: Prior to entering into the Asset Purchase Agreement, ABMC did distribute Buyer’s toxicology products and rapid tests for Covid-19. Apart from this distribution relationship and the recent loans against the Purchase Price, there was no other business of a material nature between ABMC and Healgen.

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Negotiations Related to Asset Sale: On July 11, 2022, the Buyer and ABMC began discussions related to the Asset Sale after Buyer informed ABMC that Buyer was interested in acquiring the Assets. From July 2022 through September 2022, a number of site visits were performed by Buyer and information related to the Assets was provided to the Buyer by ABMC (under the terms of a confidentiality agreement). After these visits and other information was exchanged, ABMC and the Buyer negotiated the terms of a non-binding Letter of Intent to Purchase Assets (“LOI”), which was approved by the Board on September 27, 2022 and fully executed on October 3, 2022, along with a Loan Promissory Note and Security Agreement (see Annex C). The negotiation of the terms and conditions of the LOI were performed on an arm’s-length basis between ABMC and the Buyer. Thereafter, ABMC and the Buyer participated jointly, along with their respective attorneys, in the negotiation and drafting of the Asset Purchase Agreement. Negotiations were related to a number of terms within the Asset Purchase Agreement, including but not limited to, the term and amount of the escrow, indemnity provisions, liability provisions, and ABMC’s responsibilities and obligations after the Closing Date. There were a series of drafts of the Asset Purchase Agreement exchanged between ABMC and the Buyer through their respective attorneys. The Board approved the Asset Purchase Agreement and authorized ABMC Chief Executive Officer Melissa Waterhouse to execute the Asset Purchase Agreement on December 19, 2022 and the Asset Purchase Agreement was signed on December 19, 2022.

Risk Factors

For a description of certain risk factors in respect of the business of ABMC, see the risk factors set forth in ABMC’s Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent periodic reports filed with the U.S. Securities and Exchange Commission (“SEC”).

Other risks more specific to the Asset Sale include, but are not limited to:

•	The Sale, even if approved by the Shareholders, may not be completed.

•

If Shareholders do not approve the Asset Sale, the loans from the Buyer would become due and payable (see “Loan from Buyer”). Given ABMC’s current financial condition, it is unlikely ABMC could make the required payments. This inability could result in the Buyer taking possession of the assets collateralizing the loan thereby making it impossible for ABMC to continue operations.

•	Shareholders could vote against the Asset Sale, thereby making the Sale impossible and adding great uncertainty as to the ability of ABMC to continue operations.

•

Any delay in the closing of the Asset Sale will result in ABMC’s inability to pay off its existing debt with Cherokee Financial, LLC that is due on February 15, 2023. This inability could result in Cherokee Financial LLC taking possession of the facility in Kinderhook, NY and all of ABMC’s machinery and equipment, thereby making it impossible for ABMC to continue operations.

•	Any delay in the closing of the Asset Sale could decrease the funds available to pay off ABMC’s other creditors because ABMC will continue to be subject to ongoing operating expenses.

•	The occurrence of certain events, changes or other circumstance could give rise to the termination of the Asset Purchase Agreement, which would result in the Asset Sale not being consummated.

•	The Asset Sale process may disrupt current plans and operations and ABMC may face difficulties in employee retention.

•	ABMC will continue to incur the expenses of complying with public company reporting requirements.

Dissenters’ Rights

The management and board of directors of ABMC believe that the Asset Sale is in the best interest of, and represents a fair value to, the shareholders. Shareholders who are entitled to vote on the Asset Purchase Agreement and who object to its terms, however, may be entitled to certain rights under the NY BSC provided that they comply with the conditions of Sections 623 and 910 of the NY BSC. Shareholders who vote for the Asset Sale will be waiving their rights to dissent from the Asset Sale.

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Sections 623 and 910 of the NY BSC are reprinted in their entirety as Annex B of this Proxy Statement. The following discussion is not a complete statement of the law regarding dissenters’ rights and is qualified in its entirety by reference to Annex B. This discussion and Annex B should be reviewed carefully by any shareholder who wishes to exercise statutory dissenters’ rights or who wishes to preserve the right to do so. Failure to comply with the procedures set forth in Section 623 and 910 of the NY BSC will result in the loss of dissenters’ rights

Generally, the NY BSC provides that shareholders of a corporation that sells substantially all of its assets to another corporation who are entitled to dissent from the sale and who have perfected their dissenters' rights may require purchase of their shares for cash based on the fair value of those shares in lieu of retaining their shares of ABMC’s common stock. The fair value will be determined as of the day prior to the closing of the Asset Sale, and this determination will exclude any appreciation or depreciation in anticipation of the Asset Sale.

A holder of ABMC's common stock who properly follows the procedure for exercising dissenters' rights for his or her shares pursuant to Section 623 of the NY BCS may be entitled to receive in cash the "fair value" of his or her shares in lieu of retaining those shares of ABMC’s common stock. The "fair value" of a dissenting shareholder's shares will be the value of those shares on the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the Asset Sale, unless exclusion would be inequitable. The "fair value" could be more than, equal to or less than the market value of ABMC's common stock on close of business on the day prior to the shareholders' authorization date. In the event the dissenting shareholder and ABMC cannot agree on the "fair value" of the dissenter's common stock, "fair value" may ultimately be determined by the supreme court in the judicial district in which the State of New York.

To properly exercise dissenters' rights with respect to the Asset Sale and to be entitled to payment under Section 623 of the NY BCS, a holder of ABMC's common stock must, among other things, (i) prior to the Meeting or at the Meeting but before the vote is taken, deliver to ABMC, written notice of the shareholder's intent to demand payment for his or her shares if the Asset Sale is approved; (ii) not vote his or her shares in favor of the Asset Sale; and (iii) upon receipt of a dissenters' notice from ABMC (as described below), timely deliver a demand for payment and timely deposit the shareholder's certificates in accordance with the terms of the dissenters' notice.

Thus, any holder of ABMC's common stock who wishes to dissent and who executes and returns a proxy on one of the accompanying forms must specify that the holder's shares are to be voted against the Asset Sale or that the proxy holder should abstain from voting the holder's shares in favor of the Asset Sale. A vote against the Asset Sale is a proper exercise of dissenters' rights. If the shareholder returns a proxy without voting instructions, or with instructions to vote in favor of the Asset Sale, the holder's shares will automatically be voted in favor of the Asset Sale, and the shareholder will lose any dissenters' rights.

A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if (i) the beneficial shareholder submits to ABMC the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and (ii) the beneficial shareholder does so with respect to all shares of which the shareholder is the beneficial shareholder or over which the shareholder has power to direct the vote.

Within 10 days after the shareholders' authorization date, ABMC will send a written dissenters' notice to each holder of ABMC's common stock who satisfied the requirements of clauses (i) and (ii) above giving written notice of such authorization or consent to each shareholder who filed written objection.

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Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent, or 15 days after the shareholders' authorization date, whichever is later (but in no case later than 90 days from the shareholders' authorization date), ABMC will make a written offer to each shareholder who has filed such notice of election to pay for the shares at a specified price which ABMC considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, the offer shall also be accompanied by (1) advance payment, if the shareholder has already submitted their certificates representing the shares to ABMC, of an amount equal to eighty percent of the amount of such offer, or (2) if the shareholder has not yet submitted the certificates, a statement that advance payment to them in an amount equal to eighty percent of the amount of such offer will be made by ABMC promptly upon submission of the certificates.

If the corporate action has not been consummated at the time of the making of the written offer, the advance payment or statement as to advance payment will be sent to each shareholder entitled upon consummation of the corporate action. Every advance payment or statement as to advance payment will include advice to the shareholder that acceptance of such payment does not constitute a waiver of their dissenters' rights. If the corporate action has not been consummated upon the expiration of the 90 day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. The offer will be made at the same price per share to all dissenting shareholders and shall be accompanied by an ABMC balance sheet as of the latest available date, which will not be earlier than 12 months before ABMC made the written offer, and an income statement for not less than a 12 month period ended on the date of the balance sheet. If within thirty (30) days after the making of such offer, ABMC and any shareholder agree upon the price, payment shall be made within 60 days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates representing the shares.

If ABMC fails to make an offer within the required time period, or if any dissenting shareholder or shareholders disagree with the offer and they fail to agree within 30 days after the offer, ABMC will institute a special proceeding in the supreme court in the judicial district in New York State to determine the rights of dissenting shareholders and to fix the fair value of their shares. If ABMC does not institute the proceeding within the required time frame, any dissenting shareholder may institute the proceeding within a required time frame (which would result in all dissenting shareholders being parties to the proceeding). Any failure to do so would result in all dissenters’ right being lost, unless the court directs otherwise. Within the proceeding, the court shall make determinations including the fair value of the shares and any interest that the court determines to be fair and equitable. ABMC and dissenting shareholders would each bear their own costs and expenses related to such a proceeding unless the court, in its discretion, determines otherwise. ABMC would be required to pay each dissenting shareholder the amount determined by the court upon surrender of any certificate representing the shares.

No payment would be required to be made to a dissenting shareholder at a time when ABMC is insolvent or when such payment would make ABMC insolvent. In such event, the dissenting shareholder has specific options under Section 623(j) of the NY BCS.

Vote required to Approve the Asset Sale

Under section 909 of the New York Business Corporation Law (NY BSC), the Asset Sale requires approval by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of common stock on the record date. Accordingly, ABMC is submitting the Asset Sale to a shareholder vote.

Each share of ABMC common stock is entitled to one vote. IF A SHAREHOLDER DOES NOT VOTE AT THE MEETING, EITHER IN PERSON OR BY PROXY, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ASSET SALE.

ABMC Recommendation to Shareholders

THE ABMC BOARD OF DIRECTORS BELIEVES THE TERMS OF THE ASSET SALE ARE FAIR TO AND IN THE BEST INTERESTS OF ABMC AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE ASSET SALE.

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No Regulatory Approval

There are no federal or state regulatory requirements that must be complied with or approval must be obtained from in connection with the Asset Sale.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Asset Sale.

Proposal 2 – The Adjournment Proposal

General

If necessary, including if, at the Meeting, the number of shares of ABMC common stock, present or represented by proxy and voting in favor of the approval of the Asset Sale is insufficient to approve such proposal under the New York Business Corporation Law, ABMC intends to move to adjourn the Meeting in order to enable the Board to solicit additional proxies in respect of the approval of the Asset Sale. In that event, ABMC will ask ABMC shareholders to vote only upon the Adjournment Proposal, and not upon the other proposal to be acted on at the Meeting.

In the Adjournment Proposal, ABMC is asking you to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Meeting to another time and place for the purpose of soliciting additional proxies. If shareholders approve the Adjournment Proposal, ABMC could adjourn the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously voted.

Vote Required to Approve the Adjournment Proposal

The affirmative vote of a majority of the outstanding shares of ABMC’s common stock present in person or by proxy at the Meeting is required to approve the Adjournment Proposal. This means that, of the shares present in person or by proxy at the Meeting, a majority must vote in favor of the Adjournment Proposal in order for the Adjournment Proposal to be approved.

Abstentions will have the effect of a vote against, but broker non-votes will have no effect on the determination of this proposal.

ABMC Recommendation to Shareholders

The Board believes that if the number of shares of ABMC’s common stock present or represented by proxy at the Meeting and voting in favor of the Asset Sale is insufficient to approve such proposal, it is in the best interests of ABMC’s shareholders to enable ABMC to continue to seek to obtain a sufficient number of additional votes to bring about the approval of the Asset Sale.

The Board of Directors unanimously recommends a vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 22, 2022, there were 48,098,476 common shares outstanding. The following table sets forth, as of December 22, 2022, the beneficial ownership of ABMC's common shares by (i) each director, (ii) the ABMC CEO/PFO (ABMC’s only executive officer), (iii) all directors and the executive officer of ABMC as a group, and (iv) each shareholder, known to management of ABMC, to beneficially own more than five percent of the outstanding common shares.

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The number and percentage of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after December 22, 2022 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Unless otherwise noted, the address of each person is c/o American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common	Melissa A. Waterhouse	1,225,0	(1)	2.48%
Common	Jean Neff	186,2	(2)	*
Common	Peter Jerome	120,6	(3)	*
Common	Directors and Executive Officers as a group (3 persons)	1,531,8	(4)	3.10%

Common	MP Biomedicals LLC	4,738,6	(5)	9.85%
Common	Stuart Sternberg	4,444,9	(6)	9.24%
Common	Chaim Davis	3,309,0	(7)	6.87%
Common	John J. Moroney	2,486,1	(8)	5.17%

_________

*	Less than one percent (1%).

(1)	Includes 1,225,000 shares of common stock subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(2)

Includes 66,226 shares issued to Jean Neff in connection with her attendance at meetings of our Board of Directors in the years ended December 31, 2020 and December 31, 2019 as well as 120,000 shares subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(3)

Includes 80,610 shares issued to Peter Jerome in connection with his attendance at meetings of our Board of Directors in the years ended December 31, 2020 and December 31, 2019, as well as 40,000 shares subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(4)	Includes an aggregate of 1,385,000 shares subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(5)

Information based on the last Section 16(a) filing made by MP Biomedicals LLC on December 22, 2015. The last known address for MP Biomedical LLC is 3 Hutton Centre Drive, Suite 100, Santa Ana, CA 92707.

(6)

Information based on the last Schedule 13G/A filed by Stuart Sternberg on November 30, 2021. The address for Mr. Sternberg (indicated on the Schedule 13G/A) is 555 5th Ave NE, Unit 1043, St Petersburg, FL 33701.

(7)

Information based on the last Form 4 filings made by Chaim Davis on July 2, 2020 and March 3, 2020. Also includes 90,000 shares subject to stock options exercisable within 60 days of December 22, 2022, or February 20, 2023.

(8)

Information based on last Form 4 filed by John J. Moroney, a principal of Landmark Pegasus, Inc. on July 19, 2021 and a Schedule 13D filed on July 26, 2021 which both indicated ownership of 1,986,108 shares plus the addition of 500,000 shares issued to Landmark Pegasus on March 14, 2022 in connection with a Financial Advisory Agreement. The address for Mr. Moroney (indicated on the Form 4 and Schedule 13D) is 118 Pegasus Drive, Jupiter, FL 33477.

18

Interests of Certain Persons in Matters to be Acted Upon

ABMC is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any director, executive officer or any associate or affiliate of any of the foregoing in any matter, to be acted upon at the Meeting.

Procedure for Submitting Shareholder Proposals

This is not a regularly scheduled Meeting. Therefore, in order for a proposal to be included in this Proxy Statement, the proposal must be received by ABMC in a reasonable time before ABMC beings to print and send its proxy materials to shareholders.

The deadline for submitting proposals for ABMC’s Annual Meeting of Shareholder later in 2023 can be found in the Proxy Statement filed with the SEC on April 28, 2022.

Where you can find Additional Information/Incorporation by Reference

ABMC is subject to the reporting and information requirements of the Exchange Act and, as a result, file, or will file, periodic reports, proxy statements and other information with the SEC. These periodic reports and other information are available for inspection and copying at the SEC’s public reference room and the website of the SEC, in each case, referred to below. ABMC also maintains a website at http://www.abmc.com and makes available free of charge through this website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. ABMC makes these reports available through its website as soon as reasonably practicable after ABMC electronically files such reports with, or furnish such reports to, the SEC. The information contained on, or that can be accessed through, ABMC’s website is not a part of this prospectus. The reference to the ABMC web address does not constitute incorporation by reference of the information contained in, or that can be accessed through, the ABMC website. These documents are also available without charge by writing to: Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, NY 12106.

ABMC incorporates by reference in this Proxy Statement any future filings that ABMC may make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Meeting. Such documents are considered to be a part of this Proxy Statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

If you have questions about the Meeting, the Asset Sale or the Adjournment Proposal or if you would like additional copies of this Proxy Statement or the proxy card, you should contact our Corporate Secretary by writing to 122 Smith Road, Kinderhook, NY 12106.

You should rely only on the information contained in this Proxy Statement. ABMC has not authorized anyone to provide you with information that is different from or that adds to what is contained in this Proxy Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date indicated on the cover of this document, unless the information specifically indicates that another date applies. The mailing of this Proxy Statement to ABMC shareholders does not create any implication to the contrary.

Other Matters

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer

19

Annex A

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 19, 2022, by and between American Bio Medica Corporation (“Seller”) and Healgen Scientific Limited Liability Company (“Buyer”).

RECITALS

A.

Seller is engaged in the business of manufacturing and distributing point of care tests in the clinical, forensic, employment, criminal justice and insurance markets for pregnancy, women’s health, infectious disease, toxicology (urine, orals, and hair) (collectively, the “Business”);

B.

Buyer desires to purchase from Seller, and Seller wishes to sell and assign to Buyer, substantially all properties, business, and assets of Seller used and/or useful in the operation of the Business (“Acquired Assets”), and Buyer wishes to purchase Acquired Assets. Buyer shall not assume any liabilities except for specific Assumed Liabilities (as defined herein); and

C.	Buyer and Seller desire to enter into this Agreement for the purpose of setting forth their mutual understandings and agreements with respect to the foregoing; and

D.	Capitalized terms used but not defined in the context of the Section in which such terms first appear shall have the meanings set forth in Section 8.9.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Article I. PURCHASE AND SALE OF ASSETS.

Section 1.1. Purchase and Sale of Assets. Upon the terms and subject to the conditions set forth in this Agreement, Seller hereby sells, transfers, assigns, conveys, and delivers to Buyer, and Buyer hereby purchases and acquires from Seller, all of the Seller’s right, title and interest in, to and under the Acquired Assets, free and clear of all Liens except Permitted Liens. “Acquired Assets” means all of the tangible and intangible assets, properties and rights of every kind and nature and wherever located (other than the Excluded Assets), which relate to, or are used or held for use in connection with, the Business, which assets, properties and rights include, without limitation, the following:

(a) The Owned Real Property;

(b) Intentionally omitted

(c) All tangible personal property (whether as owner, lessor, lessee or otherwise), including, without limitation, all machinery, equipment, instruments and vehicles;

(d) Except as set forth on Section 1.2(b) of the Disclosure Schedule, all Intellectual Property, associated goodwill, related licenses and sublicenses (in each case, whether granted or obtained), and other rights, remedies against infringements of, and rights to protection of interests in Intellectual Property under the Laws of all jurisdictions;

(e) The contracts listed on Section 1.1(e) of the Disclosure Schedule and all associated rights of Seller (the “Contracts”);

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(f) To the extent permitted by applicable Law, all Permits obtained by, on behalf of, or for the benefit of Seller from any Governmental Authority used in the operation of the Business;

(g) All books, records and other printed or written materials used and/or useful in the operation of the Business;

(h) All choses in action, causes of action (except for those causes of action that are related exclusively to any of the Excluded Assets), claims, and demands of Seller (whether known or unknown, matured or unmatured, accrued or contingent), including rights to returned or repossessed goods and rights as an unpaid vendor; rights of recovery, rights of warranty and indemnity, rights to product liability insurance proceeds, rights of set-off and rights of recoupment; all security deposits, utility deposits and other deposits; all marketing and advertising materials, all supplies and miscellaneous assets; the Uniform Product Code Symbols of Seller; and the use of any telephone numbers that are used in the operation of the Business;

(i) All assets identified on Section 1.1(i) of the Disclosure Schedule;

(j) All inventories of Seller, wherever located, including all finished goods, work in process, raw materials, spare parts and all other materials and supplies to be used or consumed by Seller in the production of finished goods (“Inventories”); and

(k) All claims of Seller against third parties relating to the Acquired Assets, whether choate or inchoate, known or unknown, contingent or noncontingent.

Section 1.2. Excluded Assets. “Excluded Assets” means:

(a) all cash, cash equivalents, accounts receivable, short-term investments and marketable securities of Seller wherever located;

(b) the assets, properties, and rights specifically listed and described on Section 1.2(b) of the Disclosure Schedule; and

(c) all other assets of Seller not used or held for use in the operation of the Business.

Section 1.3. Assumption of Liabilities. On and subject to the terms and conditions of this Agreement, Buyer agrees to assume and become responsible for the Assumed Liabilities as of the Closing. Buyer shall not assume or have any responsibility with respect to any liability of Seller that is not an Assumed Liability. “Assumed Liabilities” means obligations of Seller arising from and after Closing directly relating to the Acquired Assets, and specifically limited to the following:

(a) all Liabilities arising under or relating to the Contracts listed on Section 1.1(e) of the Disclosure Schedule that occur after the Closing Date resulting from the Buyer’s actions or inactions; and

(b) all Liabilities for Taxes relating to the Acquired Assets or the Assumed Liabilities beginning after the Closing Date.

Section 1.4. Retained Liabilities. Notwithstanding anything to the contrary contained in Section 1.3 or elsewhere in this Agreement, Seller shall maintain sole responsibility of, and solely shall retain, pay, perform, any Liabilities other than the Assumed Liabilities (collectively, the “Retained Liabilities”), including, but not limited to:

(a) any Liabilities arising out of or relating to the operation of Seller’s business prior to the Closing Date;

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(b) Liabilities relating to or arising out of the Excluded Assets;

(c) any Liability of Seller under this Agreement or any other transaction documents related hereto and the transactions contemplated hereby and thereby, including any Liability of Seller for fees and expenses of counsel, accountants, consultants, advisers and others; and

(d) any Liability of Seller that is not an Assumed Liability.

Section 1.5. Purchase Price. The aggregate purchase price for the Acquired Assets (the “Purchase Price”) shall be equal to Three Million Dollars ($3,000,000).

Section 1.6. Debt Repayment Amount. At the Closing, Buyer shall deliver to the creditors of the Seller set forth in Section 1.6 of the Disclosure Schedule, by wire transfer of immediately available funds, all amounts necessary to repay in full all indebtedness for borrowed money (including, in each case, the principal and accrued interest and all other costs, expenses and charges of indebtedness due to such creditors)and unpaid tax liens (collectively, the “Debt Repayment Amount”), as set forth in Section 1.6 of the Disclosure Schedule. As a condition precedent to the Closing, the Seller will obtain a payoff letter and termination and release document from each creditor who shall receive a portion of the Debt Repayment Amount. In addition, the Buyer shall deposit Three Hundred Thousand Dollars in a Retention Fund as set forth in 5.4(e).

Section 1.7. Allocation. The parties agree to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and Tax purposes) in accordance with the allocation set forth on Section 1.7 of the Disclosure Schedule, which was arrived at in arm’s length negotiations between the parties. Buyer shall prepare and deliver IRS Form 8594 to Seller within 45 days after the Closing Date to be filed with the IRS. In any Proceeding related to the determination of any Tax, neither Buyer nor Seller shall contend or represent that such allocation is not a correct allocation.

Section 1.8. Insurance Tail Policy. Seller will obtain a tail policy for products liability insurance for products sold or manufactured by Seller on or before Closing, such policy reasonably satisfactory to Seller and to last for a period of twenty four (24) months after the Closing.

Section 1.9 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at 10:00 a.m., local time, on two business days subsequent to approval by the stockholders of Seller holding sufficient shares of capital stock of Seller to approve the transaction in accordance with the New York Business Corporation Law (Shareholder Approval”) by the remote exchange of electronic copies of documents and signatures, or at another time and place, or on another date, as the parties may mutually agree. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

Section 1.10 Closing Obligations.

(a) At the Closing, Seller shall deliver or cause to be delivered to Buyer:

(1) a bill of sale for all of the Acquired Assets that are tangible personal property, in form reasonably satisfactory to Buyer and Seller (the “Bill of Sale”), duly executed by Seller;

(2) an assignment of all of the Acquired Assets that are intangible personal property in a form satisfactory to Buyer, which assignment shall also contain Buyer’s undertaking and assumption of the Assumed Liabilites, in form reasonably satisfactory to Buyer and Seller (the “Assignment and Assumption Agreement”), duly executed by Seller;

(3) assignments of all Intellectual Property assets and separate assignments of all registered marks and patents, in each case, other than Intellectual Property assets, marks and patents listed on Section 1.2(b) of the Disclosure Schedule, in form reasonably satisfactory to Buyer and Seller (collectively, the “IP Assignments”), duly executed by Seller;

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(4) assignments of all Seller’s 510K’s set forth in Section 1.1(i) of the Disclosure Schedule and delist the Seller’s 510K’s set forth in Section 1.1(i) of the Disclosure Schedule with the FDA and file such documents to transfer ownership to Buyer (the “510K Assignments”), duly executed by Seller;

(5) with respect to the Owned Real Property, originals executed by Seller of the following (collectively, the “Real Estate Documents”):

(i) A Warranty Deed properly executed in proper form for recording so as to convey title to the Owned Real Property as required by this Agreement containing a blanket legal description; provided, however, that if such blanket legal description is not contained in the deed, Buyer’s title insurance policy shall contain a contiguity endorsement at no special premium to Buyer.

(ii) To the extent they are then in Seller’s possession and not posted at the Owned Real Estate, Permits issued for or with respect to the Owned Real Estate by Governmental Authorities having jurisdiction.

(iii) Evidence of a title insurance policy issued to Buyer (or, if issued to Seller, then reimbursed by Buyer) and such affidavits as Buyer’s title company shall reasonably require in order to omit from its title insurance policy all exceptions for judgments, bankruptcies or other returns against Persons whose names are the same as or similar to Seller’s name.

(iv) Checks to the order of the appropriate officers in payment of all applicable Transfer Taxes and copies of any required tax returns therefor executed by Seller, which checks shall be certified or official bank checks if required by the taxing authority.

(v) A certification that Seller is not a foreign person as that term is used in Treasury Regulations Section 1.1445–2.

(vi) A resolution of Seller’s board of directors and shareholders authorizing the sale and delivery of the deed and a certificate executed by the secretary or assistant secretary of Seller certifying to the adoption of such resolution.

(vii) Any and all other documents customarily delivered at real estate closings in the location of the Owned Real Property reasonably necessary to record the deed and obtain the title insurance provided for in this Agreement.

(6) a certificate of the Secretary of Seller certifying, as complete and accurate as of the Closing, attached copies of the charter and bylaws or other applicable governing documents of Seller, certifying and attaching all requisite resolutions or actions of Seller’s board of directors and stockholders approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and certifying to the incumbency and signatures of the officers of Seller executing this Agreement and any other document relating to the transactions contemplated hereby;

(7) all required written consents or written notices required by Contracts for Buyer to assume Contracts set forth on Section 1.1(e) of the Disclosure Schedule; and

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(8) a payoff letter and termination and release document from each creditor listed in Section 1.6 of the Disclosure Schedule indicating all indebtedness for borrowed money has been paid in full and that any security interest related thereto is terminated and released, in form satisfactory to Buyer (the “Payoff Letter”), duly executed by Seller.

(9) An employment agreement by and between the Buyer and Melissa Waterhouse (the “Waterhouse Employment Agreement”), duly executed by Melissa Waterhouse in a form satisfactory to Buyer;

(10) An employment agreement by and between the Buyer and Lawrence Ferringo (the “Ferringo Employment Agreement”, and, together with the Waterhouse Employment Agreement, the “Employment Agreements”), duly executed by Lawrence Ferringo in a form satisfactory to Buyer; and

(b) At the Closing, Buyer shall deliver, or cause to be delivered, to Seller:

(1) an amount equal to the Purchase Price, less Debt Repayment Amount, less Retention Fund plus fifty percent of unused Accrued Vacation Pay on Closing Date, by wire transfer of immediately available funds to the account specified by the Seller in Section 1.8(b)(1) of the Disclosure Schedule;

(2) the Bill of Sale, duly executed by Buyer;

(3) the Assignment and Assumption Agreement, duly executed by Buyer;

(4) the IP Assignments, duly executed by Buyer;

(5) the 510K Assignments, duly executed by Buyer;

(6) the Real Estate Documents, duly executed by Buyer (as applicable);

(7) a certificate of the Secretary of Buyer certifying, as complete and accurate as of the Closing, attached copies of the charter and bylaws or other applicable governing documents of Buyer, certifying and attaching all requisite resolutions or actions of Buyer’s board of directors and stockholders approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and certifying to the incumbency and signatures of the officers of Buyer executing this Agreement and any other document relating to the transactions contemplated hereby;

(8) the Payoff Letter, duly executed by Buyer; and

(9) the Employment Agreements, duly executed by Buyer.

Article II. REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller hereby represents and warrants to Buyer as follows, as of the date of this Agreement:

Section 2.1. Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all corporate power and authority necessary to own or lease its properties and assets and to carry on the Business as currently conducted, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority when taken together with all other such failures, has not, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Seller is duly qualified or licensed to do business and is in good standing in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the Business makes such qualification necessary, except where the failure to be so qualified or in good standing when taken together with all other such failures, has not, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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Section 2.2. Authority. Seller has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution, delivery and performance by Seller of this Agreement, and the consummation by Seller of the transactions contemplated hereby, have been duly and validly authorized by Seller’s board and shareholders and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement or to consummate the transactions contemplated hereby or to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Seller and, assuming this Agreement constitutes the legal, valid and binding agreement of Buyer, constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws, now or hereafter in effect, affecting creditors’ rights generally and by general principles of equity. Upon the execution and delivery by Seller of any other document to which Seller is a party in connection with this Agreement, other than this Agreement and the Disclosure Schedule, each of such other documents will constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws, now or hereafter in effect, affecting creditors’ rights generally and by general principles of equity.

Section 2.3. Non-Contravention; Filings and Consents.

(a) The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby do not and will not (with or without notice or lapse of time, or both):

(1) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Seller;

(2) contravene, conflict with or result in a violation or breach of any provision of any Law or Order;

(3) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of any Contract to which Seller is a party, or by which its properties or assets may be bound or affected or any Governmental Authority affecting, or relating in any way to the Business; or

(4) result in the imposition or creation of any Lien on, or with respect to, any of the Acquired Assets;

except, in the cases of clauses (2) and (3) above, where the violation, breach, conflict, default, termination, vesting, amendment, acceleration, cancellation or failure to give notice or obtain consent, would not have an effect deemed by Buyer to be material.

(b) The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby by Seller do not and will not require any Permit of, action by, filing with or notification to, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, an effect deemed by Buyer to be material. For purposes of this Agreement, “Governmental Authority” means any national, state or local, domestic or foreign or international, government or any judicial, legislative, executive, administrative or regulatory authority, tribunal, agency, body, entity or commission or other governmental, quasi-governmental or regulatory authority or agency, domestic or foreign or international.

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Section 2.4. Financial Statements.

(a) Seller has previously delivered to Buyer true and complete copies of its: (i) audited balance sheets and statements of income, retained earnings and cash flows as of and for its fiscal years ended 2021, including all applicable footnotes; and (ii) unaudited interim balance sheets and statements of income, retained earnings and cash flows as of and for the nine-month period ended September 30 2022 (the “Current Financial Statements” and, together with the items described in clause (i) above, the “Financial Statements”). The Financial Statements present fairly in all material respects the financial condition of Seller as at the end of the covered periods and the results of its operations and its cash flows for the covered periods. The Financial Statements were prepared in accordance with GAAP, applied on a consistent basis throughout the covered periods, subject, in the case of the Current Financial Statements, to year-end audit adjustments (which will not, in the aggregate, be material), and the lack of footnotes.

(b) Except as and to the extent disclosed in the Current Financial Statements, Seller has no Liabilities, other than (i) executor obligations under Seller agreements that are not required to be set forth in the Current Financial Statements in accordance with GAAP; (ii) Liabilities incurred in the ordinary course of business since September 30, 2022; and (iii) Liabilities required by GAAP to be reflected or reserved in the Financial Statements.

Section 2.5. Absence of Certain Changes. Since September 30, 2022 through the date of this Agreement, (a) there has not been a Material Adverse Effect, (b) Seller has conducted its business only in the ordinary course of business consistent with past practice, except for actions taken in respect of this Agreement.

Section 2.6. Employee Benefit Plans. For the past three (3) years, the Seller has not maintained, established, sponsored, participated in or contributed to any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Section 2.7. Labor and Employment Matters.

(a) Seller is not a party to, bound by or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or understanding with a labor union or organization. None of the employees of Seller is represented by any union with respect to his or her employment by Seller. There is no claim or grievance pending or, to the Knowledge of Seller, threatened against Seller relating to terms and conditions of employment or unfair labor practices, including charges of unfair labor practices or harassment complaints. To the Knowledge of Seller, there is no activity or proceeding by a labor union or representative thereof to organize any employees of Seller, nor have there been any strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees during the last three years.

(b) There has been no “mass layoff” or “plant closing” as defined by the Worker Adjustment and Retraining Notification Act of 1998 (the “WARN Act”) in respect of Seller and Seller has not been affected by any transactions or engaged in layoffs or employment terminations sufficient in number to trigger application of any state, local, or foreign law or regulation which is similar to the WARN Act.

(c) There have not been any strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees during the last three years.

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(d) Section 2.7(d) of the Disclosure Schedule contains a complete and accurate list of the following information for each employee of Seller with respect to the Business, including each employee on leave of absence or layoff status: employer; name; job title; date of hiring or engagement; date of commencement of employment or engagement; current compensation paid or payable and any change in compensation since December 31, 2021; sick and vacation leave that is accrued but unused; and service credited for purposes of vesting and eligibility to participate under any employee benefit plan.

(e) To the Knowledge of Seller, no officer, director, agent, employee, consultant, or contractor of Seller with respect to the Business is bound by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor (i) to engage in or continue or perform any conduct, activity, duties or practice relating to the Business or (ii) to assign to Seller or to any other Person any rights to any invention, improvement, or discovery. No former or current employee of the Business is a party to, or is otherwise bound by, any Contract that in any way adversely affected, affects, or will affect the ability of Seller or Buyer to conduct the business as carried on by Seller.

Section 2.8. Litigation.

(a) There are no claims, actions, suits, investigations or other legal proceedings (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened against or affecting Seller, including in respect of the transactions contemplated hereby that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Seller is not subject to any outstanding Order (i) that prohibits Seller from conducting the Business as now conducted or (ii) that would, individually or in the aggregate, have had or would reasonably be expected to have had a Material Adverse Effect.

(b) To the Knowledge of Seller, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any complaint, claim, action, suit, litigation, proceeding or governmental or administrative investigation that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 2.9. Tax Matters.

(a) Except as set forth on Section 2.9(a) of the Disclosure Schedule, all Taxes payable with respect to the Acquired Assets and the Assumed Liabilities have been or will be fully and timely paid. All Tax returns required to be filed by Seller for any pre-Closing tax period have been, or will be, timely filed on or before Closing. Such Tax returns are, and will be, true, complete and correct in all respects.

(b) There are no Liens for Taxes upon any Acquired Assets, except for Permitted Liens. There are no pending, nor has Seller received written notice of any, Tax audits, examinations, claims, actions, assessments, levies, or other Actions of, or with respect to, Seller, the Acquired Assets, or the operation of Seller’s trades or businesses, and there are no unresolved written notices of deficiency, proposed deficiency, or assessment from any Governmental Authority with respect to Taxes of, or relating to, the Acquired Assets and the Business. All material deficiencies asserted or assessments made for Taxes due with respect to the Acquired Assets and the Business as a result of any completed and settled examinations or any concluded litigation have been fully paid.

(c) Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

(d) For purposes of this Agreement, “Tax” or, collectively, “Taxes” means any and all U.S. federal, state, local and non-U.S. taxes, assessments and other governmental charges, duties (including stamp duty), impositions and liabilities, including capital gains tax, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, escheat, excise and property taxes as well as public imposts, fees and social security charges (including health, unemployment, workers’ compensation and pension insurance), together with all interest, penalties, and additions imposed by a Governmental Authority with respect to such amounts.

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Section 2.10. Compliance with Laws; Permits.

(a) Seller has not been in conflict with, in default or, with notice, lapse of time or both, would be in default, with respect to or in violation of any (i) statute, law, ordinance, rule, regulation or requirement of a Governmental Authority (each, a “Law”) or (ii) order, judgment, writ, decree or injunction issued by any court, agency or other Governmental Authority (each, an “Order”) applicable to Seller or by which any property or asset of Seller is bound or affected; except, in the case of clauses (i) and (ii), where the conflict, default or violation would not have a an effect determined by the Buyer to be material.

(b) Seller has not received any written notice

(1) of any default or violation as described in clause (a) above;

(2) of any administrative, civil or criminal investigation or audit by any Governmental Authority relating to Seller; or

(3) from any Governmental Authority alleging that Seller is not in compliance with any applicable Law or Order.

(c) Seller has all material permits, licenses, orders, registrations, certificates, variances, authorizations, consents, approvals, franchises, and similar rights from Governmental Entities required to conduct the Business as currently conducted (“Permits”) and such Permits are valid and in full force and effect. Seller is in compliance with the terms of such Permits and, as of the date of this Agreement, has not received written notice from any Governmental Authority threatening to revoke, or indicating that it is investigating whether to revoke, any such Permit.

Section 2.11. Environmental Matters.

(a) Seller has complied at all times with all applicable Environmental Laws.

(b) No property currently owned or operated by Seller has been contaminated with any Hazardous Substance in a manner that could reasonably be expected to require remediation or other action pursuant to any Environmental Law.

(c) Seller has not received any written notice, demand, letter, claim or request for information alleging that Seller is in violation of or liable under any Environmental Law.

(d) Seller is not subject to any order, decree or injunction with any Governmental Authority or agreement with any third party concerning liability under any Environmental Law or relating to Hazardous Substances.

For purposes of this Agreement, “Environmental Law” means any federal, state or local statute, Law, or Order relating to: (i) the protection of health and safety or the environment or (ii) the handling, use, transportation, disposal, release or threatened release of any Hazardous Substance; and “Hazardous Substance” means any substance that is: (i) listed, classified, regulated or defined pursuant to any Environmental Law or (ii) any petroleum product or byproduct, asbestos-containing material, polychlorinated biphenyls or radioactive material.

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Section 2.12. Intellectual Property.

(a) Seller owns or is validly licensed or otherwise has the right to use all patents, inventions, copyrights, software, trademarks, service marks, domain names, trade dress trade secrets and all other intellectual property rights of any kind or nature (“Intellectual Property”) used in the Business as currently conducted.

(b) To Seller’s Knowledge after internal commercially reasonable investigation, the Intellectual Property used by Seller does not infringe, misappropriates or otherwise violates the Intellectual Property of any third party.

(c) Seller has not received any written charge, complaint, claim, demand or notice alleging any such infringement, misappropriation or other violation (including any claim that Seller must license or refrain from using any Intellectual Property of any third party).

(d) To Seller’s Knowledge no third party has infringed upon, misappropriated or otherwise violated any Intellectual Property of Seller. Seller makes commercially reasonable efforts to protect and maintain its Intellectual Property.

Section 2.13. Properties.

(a) Section 2.13(a) of the Disclosure Schedule contains a true and correct list of each parcel of Owned Real Property and a summary description of all plants and structures located thereon. Seller has good and marketable fee simple title to the Owned Real Property, free and clear of all Liens, other than Permitted Liens.

(b) While owned by Seller, all improvements on the Owned Real Property materially conform to all applicable state and local Laws or use restrictions. To Seller’s Knowledge, the Owned Real Property is zoned for the various purposes for which such property and improvements thereon are presently being used.

(c) Seller has not received any notice of any pending or threatened condemnations, planned public improvements, annexation, special assessments, zoning or subdivision changes, or other adverse claims affecting the Owned Real.

(d) There is no private restrictive covenant or governmental use restriction (including zoning) on all or any portion of the Owned Real Property which prohibits the current use of the Real Property.

(e) All Permits required for the occupancy and operation of the Owned Real Property (with appurtenant parking uses) as presently being used have been obtained and are in full force and effect and Seller has not received any notices of violations in connection with such items.

(f) Seller does not have in its possession any studies or reports which indicate any defects in the design or construction of any of the Improvements on the Owned Real Property.

(g) No Person, other than Buyer, has any right, option, right of first refusal or any other contract, whether oral or written, with respect to the purchase, assignment or transfer of all or any portion of the Owned Real Property.

Section 2.14. Material Contracts.

(a) Section 2.14(a) of the Disclosure Schedule lists as of the date hereof, and Seller has made available to Buyer true, correct and complete copies of each of the following contracts (each, a “Material Contract”) to which Seller is a party or which bind or affect its properties or assets:

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(1) contracts containing provisions that limit the ability of Seller (or which, following the consummation of the transactions contemplated hereby, could restrict the ability of Buyer) to compete in any business or with any Person or in any geographic area, or to sell, supply or distribute any of Seller’s services or products (including any non-compete, exclusivity, “most-favored-nation” or similar requirements) or pursuant to which any benefit or right is required to be given or lost, or any penalty or detriment is incurred, as a result of so competing or engaging;

(2) contracts that provide for or govern the formation, creation, operation, management or control of any strategic partnership, joint venture, joint development, or similar arrangement or partnership; and

(3) contracts that relate to indebtedness having an outstanding principal amount in excess of $1 million or conditional sale arrangements, the sale, securitization or servicing of loans or loan portfolios, in each case, in connection with which the aggregate actual contingent obligations of Seller under such contract are greater than $1 million.

(b) each Material Contract is valid and binding on Seller that is a party thereto and, to the Knowledge of Seller, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, except to the extent enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally, and to general equitable principles, and unless expired or terminated in accordance with its terms; (ii) Seller and, to the Knowledge of Seller, each other party thereto, have performed and complied with all material obligations required to be performed or complied with by them under each Material Contract; and (iii) there is no default under any Material Contract by Seller or, to the Knowledge of Seller, by any other party, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Seller or, to the Knowledge of Seller, by any other party thereto.

Section 2.15. Anticorruption. Seller, including its employees, directors, agents or other Persons acting on their behalf, have not, directly or indirectly, taken any action that would cause Seller to be in violation of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any other anticorruption or anti-bribery Laws applicable to Seller (collectively with the FCPA, the “Anticorruption Laws”). Seller, including its employees, directors, agents or other persons acting on their behalf, have not, directly or indirectly, corruptly given, loaned, paid, promised, offered or authorized payment of money or anything of value to any “foreign official” as defined in the FCPA or, in violation of Law, to any other government official, to secure any improper advantage or to obtain or retain business for any Person or to achieve any other purpose prohibited by the Anticorruption Laws. Seller has established and implemented reasonable internal controls and procedures intended to ensure compliance with the Anticorruption Laws.

Section 2.16. Insurance. Seller maintains policies of insurance, including property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is in form and amount as customary for the Business and as may be additionally required under the terms of any contract or agreement. There is no claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed. There is no threatened termination of, or pending material premium increase with respect to, any such policies or bonds.

Section 2.17. Brokers; Certain Expenses. No agent, broker, investment banker, financial advisor or other firm or Person, is or shall be entitled to receive any brokerage, finder’s, financial advisors, transaction or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon agreements made by or on behalf of Seller.

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Section 2.18. Adequacy of Acquired Assets; Title to Assets.

(a) The Acquired Assets include, and upon the purchase of the Acquired Assets Buyer will own or have the uncontested right to use, all rights, properties (including Seller’s Intellectual Property), interests in properties, and assets necessary to permit Buyer to carry on the Business in substantially the same manner as presently conducted by Seller. Each item of tangible personal property, the Equipment and the Improvements on the Owned Real Property, are individually and in the aggregate in good condition and state of repair, reasonable wear and tear and normal depreciation excepted.

(b) Seller owns good, marketable, and transferable title to all of the Acquired Assets, free and clear of any Liens other than Permitted Liens.

(c) All tangible personal property used in the Business is in the possession of Seller.

Section 2.19. Intentionally Omitted.

Section 2.20. Intentionally Omitted.

Section 2.21. Relationships With Related Persons. Seller does not own, or since the last three fiscal years has not owned, of record or as a beneficial owner, an equity interest or any other financial or profit interest in any Person that has (a) had business dealings or a material financial interest in any transaction with Seller or (b) engaged in any business in competition with Seller, except for ownership of less than one percent (1%) of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market.

Section 2.22. Solvency. For a period of six (6) months following the Closing Date, Seller shall have sufficient assets to pay its Liabilities (including its indemnification obligations under Article V) as they become due in the ordinary course of business and will have sufficient liquidity of assets, taking into account all Liabilities, to satisfy all of its indemnification obligations under Article V as they become due and owing.

Section 2.23. Books and Records. The books of account and other financial records of Seller, all of which have been made available to Buyer are materially complete and correct and represent actual, bona fide transactions and have been maintained materially in accordance with sound business practices. All of the minute books of Seller have been made available to Buyers, and contain materially accurate records of all meetings held of, and corporate action taken by, the shareholders, the board of directors and committees of the board of directors of Seller, and no meeting of any such shareholders, board of directors or committee has been held for which minutes have not been prepared or are not contained in such minute books.

Section 2.24. Correctness of Representations. No representation or warranty of Seller in this Agreement, or the Disclosure Schedule, or otherwise in connection with the transactions contemplated hereunder, contains any untrue statement of material fact or omits to state any fact necessary in order to make the statements contained therein not misleading in any material respect. Seller does not have Knowledge of any fact that has specific application to Buyer (other than general economic or industry conditions) and that may materially adversely affect the assets, business, prospects, financial condition or results of operations of Seller that has not been set forth in this Agreement or the Disclosure Schedule.

Section 2.25. Independent Investigation; Non-reliance. Seller represents that no representations or warranties have been made to Buyer other than the representations and warranties contained in this Agreement and that, in entering into the transactions contemplated by this Agreement, Seller is not relying upon any information other than that contained in this Agreement and the results of its own independent investigation.

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Article III. REPRESENTATIONS AND WARRANTIES OF BUYER.

Buyer represents and warrants to Seller as follows:

Section 3.1. Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to carry on its business as now conducted.

Section 3.2. Authority. Buyer has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Buyer and, assuming due authorization, execution and delivery of this Agreement by Seller, constitutes a legal, valid and binding agreement of Buyer, enforceable in accordance with its terms against Buyer, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally and by general principles of equity.

Section 3.3. Consents and Approvals. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby require no consent, approval, authorization or filing with or notice to any Governmental Authority other than any actions or filings the absence of which are not reasonably likely to prevent, materially delay or materially impair the ability of Buyer to consummate the transactions contemplated by this Agreement.

Section 3.4. Non-Contravention. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated by this Agreement do not and will not (with or without notice or lapse of time or both) (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Buyer; (ii) assuming compliance with the matters referred to in Section 3.3, contravene, conflict with or result in a violation or breach of any Law or Order; or (iii) require any consent or approval under, violate, conflict with, result in any breach of any loss of any benefit under, or constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of any Contract to which Buyer is a party, or by which its properties or assets may be bound or affected, with such exceptions, in the case of each of clauses (ii) and (iii) of this section, as would not reasonably be expected to prevent, materially delay or materially impair the ability of Buyer to consummate the transactions contemplated by this Agreement.

Section 3.5. Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

Section 3.6. Brokers; Certain Expenses. No agent, broker, investment banker, financial advisor or other firm or Person, is or shall be entitled to receive any brokerage, finder’s, financial advisors, transaction or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon agreements made by or on behalf of Buyer.

Section 3.7. Correctness of Representations. No representation or warranty of Buyer in this Agreement, or the Disclosure Schedule, or otherwise in connection with the transactions contemplated hereunder, contains any untrue statement of material fact or omits to state any fact necessary in order to make the statements contained therein not misleading in any material respect. Buyer does not have Knowledge of any fact that has specific application to Seller (other than general economic or industry conditions) and that may materially adversely affect the assets, business, prospects, financial condition or results of operations of Seller that has not been set forth in this Agreement or the Disclosure Schedule.

Section 3.8. Independent Investigation; Non-reliance. Buyer represents that no representations or warranties have been made to Seller other than the representations and warranties contained in this Agreement and that, in entering into the transactions contemplated by this Agreement, Buyer is not relying upon any information other than that contained in this Agreement and the results of its own independent investigation.

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Article IV. COVENANTS.

Section 4.1. Non-Competition and Non-Solicitation.

(a) Effective as of the Closing Date, Seller shall not, directly or indirectly compete in the cardiology, infectious disease, molecular, pregnancy, women’s health, toxicology (urine, orals, and hair) in the point of care, laboratory, and clinical diagnostic markets, without the prior written consent of Buyer. Notwithstanding the foregoing, Melissa Waterhouse may enter into a three month consulting agreement with Seller for transition services after the Closing and this shall not violate this Section 4.1(a).

(b) During the period commencing with the Closing Date and ending on the fifth anniversary of the Closing Date, Seller shall not, directly or indirectly: (i) solicit the trade of, or trade with, any customer or supplier of Buyer such that the customer or supplier of Buyer reduces the amount of business that it does (or, but for that solicitation, would do)with Buyer, or (ii) solicit or induce any employee, distributor, sales representative, agent or contractor of Buyer to terminate his, her or its employment or other relationship with Buyer.

(c) Seller acknowledges and agrees that Buyer would be irreparably damaged if any of the provisions of this Section 4.1 are not complied with in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that Buyer shall be entitled to an injunction or injunctions to prevent breaches of this Section 4.1 and shall have the right to specifically enforce Section 4.1 and its terms and provisions against Seller in addition to any other remedy to which Buyer may be entitled under this Agreement, at law or in equity.

(d) It is the intent of the parties that each provision of this Section 4.1 be adjudicated valid and enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which adjudication of the validity or enforcement of Section 4.1 is sought. In furtherance of the foregoing, each provision of Section 4.1 shall be severable from each other provision, and any provision of Section 4.1 that is prohibited or unenforceable in any jurisdiction shall be subject to the following:(i) if the prohibited or unenforceable provision is contrary to or conflicts with any requirement of any statute, rule or regulation in effect in the jurisdiction, then the requirement shall be incorporated into, or substituted for, the prohibited or unenforceable provision to the minimum extent necessary to make the provision valid or enforceable;(ii) the Governmental Entity or arbitrator considering the matter is authorized to (or, if that Governmental Entity or arbitrator is unwilling or fails to do so, then the parties shall) amend the unenforceable provision to the minimum extent necessary to make the provision valid or enforceable, and the parties consent to the entry of an order amending the provision to that extent for that purpose; and (iii) if any unenforceable provision cannot be or is not reformed and made valid or enforceable under this Section 4.1, then the prohibited or unenforceable provision shall be ineffective in that jurisdiction to the minimum extent necessary to make the remainder of Section 4.1 valid or enforceable in that jurisdiction. Any application of the foregoing provisions to any provision of Section 4.1 shall not (x) affect the validity or enforceability of any other provision of Section 4.1 or (y) prevent the prohibited or unenforceable provision from being adjudicated valid or enforced as written in any other jurisdiction.

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Section 4.2. Press Releases. Buyer and Seller shall consult with each other before issuing any press release or making any other public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such other public statement without the consent of the other party, which shall not be unreasonably withheld, except as such release or statement may be required by Law or any listing agreement with or rule of any national securities exchange, in which case the party required to make the release or statement shall consult with the other party about, and allow the other party reasonable time (to the extent permitted by the circumstances) to comment on, such release or statement in advance of such issuance, and the party will consider such comments in good faith.

Section 4.3. Employment of Active Employees by Buyer.

(a) Buyer has provided Seller with a list of current employees to whom Buyer will make an offer of employment (such current employees, the “Proposed Future Employees”). Effective immediately before the Closing, Seller will terminate the employment of all of employees who are Proposed Future Employees.

(b) Neither Seller nor its Affiliates shall solicit the continued employment of any current employee (unless and until Buyer has informed Seller in writing that the particular current employee will not receive any employment offer from Buyer) or the employment of any Proposed Future Employee after the Closing. Buyer has informed Seller of the identities of those current employees to whom it will not make employment offers.

(c) It is understood and agreed that (i) Buyer’s expressed intention to extend offers of employment as set forth in this section shall not constitute any commitment, Contract or understanding (expressed or implied) of any obligation on the part of Buyer to a post-Closing employment relationship of any fixed term or duration or upon any terms or conditions other than those that Buyer may establish pursuant to individual offers of employment; and (ii) employment offered by Buyer is “at will” and may be terminated by Buyer or by an employee at any time for any reason (subject to any written commitments to the contrary made by Buyer or an employee and Laws). Nothing in this Agreement shall be deemed to prevent or restrict in any way the right of Buyer to terminate, reassign, promote or demote any of the Proposed Future Employees after the Closing or to change adversely or favorably the title, powers, duties, responsibilities, functions, locations, salaries, other compensation or terms or conditions of employment of such employees.

Section 4.4. Salaries and Benefits.

(a) Except as set forth in Section 4.4(a) of the Disclosure Schedule, Seller shall be responsible for (i) the payment of all wages and other remuneration due to current employees with respect to their services as employees of Seller through the close of business on the Closing Date, including pro rata bonus payments and all vacation pay earned prior to the Closing Date; and (ii) the payment of any termination or severance payments and the provision of health plan continuation coverage in accordance with the requirements of the Consolidated Omnibus Budget Reconciliation Act (COBRA) and Sections 601 through 608 of ERISA. Buyer shall reimburse Seller for Fifty Percent (50%) of Seller’s employees’ outstanding accrued vacation on the Closing (“Accrued Vacation Pay”) conditional upon Seller allowing employees to take vacation in the ordinary course of business prior to Closing. In no event, shall accrued vacation exceed the Accrued Vacation pay set forth in Schedule 4.4(a).

(b) Seller shall be liable for any claims made or incurred by current employees and their beneficiaries through the Closing Date under the Seller’s benefit plans. For purposes of the immediately preceding sentence, a charge will be deemed incurred, in the case of hospital, medical or dental benefits, when the services that are the subject of the charge are performed and, in the case of other benefits (such as disability or life insurance), when an event has occurred or when a condition has been diagnosed that entitles the employee to the benefit.

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(c) For the twelve (12)-month period commencing at the Closing Date, Buyer shall provide to each Proposed Future Employee with a rate of base salary, wages, bonus opportunity and other benefits (other than equity compensation) that are substantially commensurate, in the aggregate, with the cash compensation and benefits provided by Seller immediately prior to the Closing Date.

(d) With respect to each employee benefit plan, policy or practice, including severance, vacation and paid time off plans, policies or practices (excluding equity compensation), sponsored or maintained by Buyer, Buyer shall grant, or cause to be granted to, all Proposed Future Employees from and after the Closing Date credit for all service with the Seller prior to the Closing Date for purposes of eligibility to participate, vesting credit, eligibility to commence benefits, and severance, but excluding benefit accrual under any defined benefit pension plan and any such credit that would result in a duplication of benefits.

(e) Nothing contained herein shall be construed as requiring the Buyer to continue any specific plans or to continue the employment of any Proposed Future Employee.

Section 4.5. Certain Taxes. Except as set forth in Section 4.6 and Section 4.13, payment of All Taxes Resulting From Sale of Assets by Seller. Seller shall pay in a timely manner all Taxes resulting from or payable in connection with the sale of the Acquired Assets pursuant to this Agreement, regardless of the Person on whom such Taxes are imposed by Laws. Under no circumstances shall this Section 4.5. be interpreted to (a) obligate Seller to pay the income Taxes of any of its stockholders or (b) create any rights, as a third party beneficiary or otherwise, in favor of any Person other than Buyer or Seller

Section 4.6. Transfer Taxes. All transfer, sales, use, registration, documentary, stamp, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement, if any, shall be borne and paid by Buyer when due. Buyer shall, at its own expense, timely file any tax return or other document with respect to such Taxes or fees (and Seller shall cooperate with respect thereto as necessary).

Section 4.7. Payment of Other Retained Liabilities. In addition to payment of Taxes pursuant to Section 4.5., Seller shall pay, or make adequate provision for the payment, in full all of the Retained Liabilities.

Section 4.8. Removing Excluded Assets. Seller shall use its best efforts to remove all Excluded Assets from all facilities of the Business to be occupied by Buyer after the Closing. Such removal shall be done in such manner as to avoid any damage to such facilities and other properties to be occupied by Buyer and any disruption of the business operations to be conducted by Buyer after the Closing. Any damage to the Acquired Assets or to such facilities resulting from such removal shall be paid by Seller at the Closing. Should Seller fail to remove the Excluded Assets as required by this provision, Buyer shall have the right, but not the obligation, (a) to remove the Excluded Assets at Seller’s sole cost and expense; or (b) to store the Excluded Assets and to charge Seller all storage costs associated therewith. Seller promptly shall reimburse Buyer for all costs and expenses incurred by Buyer in connection with any Excluded Assets not removed by Seller on or before the Closing Date. No breach of this Section 4.8 shall be deemed a breach of this Agreement.

Section 4.9. Reports and Returns. After the Closing, Seller and Buyer promptly shall cooperate with one another to prepare and file all reports and returns required by Laws relating to the business of Seller as conducted using the Acquired Assets, to and including the Closing.

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Section 4.10. Customer and Other Business Relationships. After the Closing, Seller will reasonably cooperate with Buyer in its efforts to continue and maintain for the benefit of Buyer those business relationships of Seller existing prior to the Closing and relating to the Business, including relationships with employees, regulatory authorities, licensors, customers, suppliers and others, and Seller will satisfy the Retained Liabilities in a manner that is not detrimental to any of such relationships. Seller will refer to Buyer all inquiries relating to the Business. Seller shall not, and shall use its commercially reasonable efforts to be sure that none of its officers, employees, agents or stockholders, take any action that would tend to diminish the value of the Acquired Assets after the Closing or that would interfere with the Business, including disparaging the name of the Business.

Section 4.11. Retention of and Access to Records. After the Closing Date, Buyer shall retain for a period consistent with Buyer’s record-retention policies and practices those records of Seller delivered to Buyer. Seller shall have the right to retain copies of any and all such records for all legitimate purposes of Seller, including preparation of financial statements and tax returns. Buyer also shall provide reasonable access thereto, during normal business hours and on at least three days’ prior written notice, to enable them to prepare financial statements or tax returns or deal with tax audits. After the Closing Date, Seller shall provide Buyer reasonable access to records that are Excluded Assets, during normal business hours and on at least three days’ prior written notice, for any reasonable business purpose specified by Buyer in such notice. Prior to the destruction of any records of Seller delivered to Buyer, Buyer shall notify Seller of such proposed destruction and shall offer Seller the option, exercisable within thirty (30) days after Seller’s receipt of such notice, to retake possession and ownership of any such Records.

Section 4.12. Restrictions on Seller Dissolutions or Distributions. Seller shall not dissolve, or make any distribution of the proceeds received pursuant to this Agreement, until Seller’s payment, or adequate provision for the payment, of all of its obligations pursuant to Sections 4.5 and 4.6. As used in this Section 4.12, “adequate provision for payment” shall include any agreement by one or more stockholders of Seller to assume and agree to pay, discharge, and satisfy such obligations as they become due.

Section 4.13. Bulk Sales. Buyer covenants to pay in a timely manner any bulk sales Tax as a result of the transactions contemplated hereunder.

Section 4.14. Effect of Investigation. Either party’s right to indemnification or other remedy based on the representations, warranties, and covenants of the other party contained herein will not be affected by any investigation conducted by either party with respect to, or any knowledge acquired by such party at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, or covenant.

Section 4.15. Conduct of Business. From and after the Effective Date of this Agreement until the Closing, Seller (i) shall operate its business and maintain Acquired Assets in the ordinary course consistent with past practice, (ii) shall not sell or otherwise dispose of, transfer or agree to sell, transfer or dispose of any of the Acquired Assets, except in the ordinary course of business consistent with past practices; and (iii) shall promptly advise Buyer before entering into or modifying in any material respect any Material Contracts or incurring any material obligations outside of the ordinary course of business consistent with past practices.

Article V. INDEMNIFICATION.

Section 5.1. Indemnification by Seller. Seller shall defend, indemnify and hold harmless Buyer and its respective directors, officers, employees and agents (collectively, the “Buyer Indemnitees”) from and against any and all losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, Buyer Indemnitees based upon, arising out of or in connection, with respect to or by reason of:

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(a) any inaccuracy or breach of the representations and warranties of Seller in this Agreement, any exhibit, or any certificate or instrument delivered by Seller pursuant to this Agreement;

(b) any default by Seller in the performance or observance of any of its covenants or agreements under this Agreement;

(c) Any Excluded Asset or any Retained Liabilities conducted on or prior to the Closing Date;

(d) any Liability arising directly or indirectly from the employment of employees on or prior to Closing Date;

(e) any breach of intellectual property rights of a third party as constituted on or before the Closing without modification by Buyer; or

(f) any Liability resulting from product recalls for products manufactured or sold as constituted on or before the Closing without modification by Buyer.

Section 5.2. Indemnification by Buyer. Buyer shall defend, indemnify and hold harmless Seller and its respective directors, officers, employees and agents (collectively, the “Seller Indemnitees”) from and against any and all Losses, incurred or sustained by, or imposed upon, Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy or breach of the representations and warranties of Buyer in this Agreement, any exhibit, or any certificate or instrument delivered by Buyer pursuant to this Agreement; or

(b) any default by Buyer in the performance or observance of any of its covenants or agreements under this Agreement.

Section 5.3. Survival of Representations and Warranties. All representations. warranties, and covenants made in this Agreement or in connection with the transactions contemplated in this Agreement shall survive the Closing until the twenty four (24) month anniversary of the Closing Date; provided, however, that the representations and warranties in Section 2.1 (Organization), Section 2.2 (Authority), Section 2.17 (Brokers), Section 3.1 (Organization), Section 3.2 (Authority) and Section 3.6 (Brokers) (collectively, the “Fundamental Representations”), shall survive until 60 days after the expiration of the applicable statute of limitations. All covenants and agreements of the parties contained herein that by their nature are to be satisfied, performed or fulfilled from and after the Closing, shall survive the period of time explicitly specified therein and, if not explicitly specified, indefinitely.

Section 5.4. Certain Limitations.

(a) The Seller shall not be liable to the Buyer Indemnitees for indemnification under Section 5.1 until the aggregate amount of all Losses in respect of indemnification under Section 5.1 exceeds Fifteen Thousand Dollars ($15,000) (the “Basket”), in which event the Buyer Indemnitees shall be entitled to recover only the amount of such Losses in excess of the Basket.

(b) The Buyer shall not be liable to the Seller Indemnitees for indemnification under Section 5.2 until the aggregate amount of all Losses in respect of indemnification under Section 5.2 exceeds the Basket, in which event the Seller Indemnitees shall be shall be entitled to recover only the amount of such Losses in excess of the Basket.

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(c) The aggregate amount of all Losses for which an indemnifying party shall be liable under Section 5.1(a) or Section 5.2(a), as the case may be, after giving effect to Section 5.4(a) and Section 5.4(b), as the case may be, shall not exceed One Million Dollars ($1,000,000) (the “Indemnification Cap”). Except as set forth in the preceding sentence, the aggregate amount of all Losses for which either party shall be liable under this Agreement with respect to any and all claims, including, without limitation, claims for breach of any representation, warranty, covenant, agreement or obligation set forth herein (including under Sections 5.1(b)-(f) or Section 5.2(b) hereof) or otherwise relating to the subject matter of this Agreement, shall not exceed Three Million Dollars ($3,000,000) (the “Liability Cap”).

(d) Notwithstanding the foregoing, the limitations set forth in Section 5.4(a), Section 5.4(b) and Section 5.4(c) shall not apply to Losses based upon, arising out of, with respect to or by reason of intentional fraud or any inaccuracy in or breach of any Fundamental Representation.

(e) At Closing, Buyer shall deposit Three Hundred Thousand ($300,000) of the Purchase Price in a Buyer bank account (“Retention Fund), which amount, after delivery of the Distribution Notice to, and consultation with, Seller, and subject to the last sentence of this Section 5.4(e), may be used in Buyer’s reasonable discretion to partially or fully satisfy Seller’s indemnification obligations, claims against Buyer for Seller’s tax liabilities, and claims against Buyer for Seller’s Retained Liabilities. The Retention Fund shall be subject to the Basket and Cap provisions and other terms of this Agreement. The Retention Fund shall be held for a period of six months post-Closing and the remaining balance plus interest shall be distributed to Seller within thirty (30) days after the expiration of six months post-Closing. The Buyer shall promptly, but in no event thirty (30) days prior to the intended payment from the Retention Fund, provide Seller with notice of any intended payment (“Distribution Notice”) made from the Retention Fund. Seller will have thirty (30) days from receipt of each Distribution Notice to pay such claim or provide a detailed reasonable objection disputing the potential distribution hereunder. Buyer and Seller shall consider and negotiate the dispute in good faith, and, if Buyer and Seller cannot agree on a resolution to the dispute, then the disputed amount shall not be paid out of the Retention Fund and the dispute will be resolved by a court of competent jurisdiction.

(f) In calculating the amount of Losses recoverable pursuant to this Article V, the amount of such Losses shall be reduced by (A) any insurance proceeds actually received by the Indemnified Party from any unaffiliated insurance carrier offsetting the amount of such Loss, net of any expenses incurred by the Indemnified Party in obtaining such insurance proceeds (including the payment of a deductible with respect to the same), and (B) any recoveries actually received by the Indemnified Party from other Persons pursuant to indemnification (or otherwise) with respect thereto, net of any expenses incurred by the Indemnified Party in obtaining such payment. If any Losses for which indemnification payments have actually been received by the Indemnifying Party hereunder are subsequently reduced by any insurance payment or other recovery actually received from another Person, the Indemnified Party shall promptly remit the amount of such recovery to the applicable Indemnifying Party (up to the amount of the payment by the applicable Indemnifying Party, after deducting therefrom the full amount of the expenses incurred by such Indemnified Party (i) in procuring such recovery or (ii) in connection with such indemnification to the extent required to be, but which have not been, paid or reimbursed).

Section 5.5. Indemnification Procedure.

(a) Promptly after receipt by an indemnified party of notice of the commencement of any Action against it, such indemnified party will, if a claim is to be made against an indemnifying party, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party’s failure to give such notice.

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(b) If any Action referred to in Section 5.5(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Action, the indemnifying party will be entitled to participate in such Action and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Action and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Action and provide indemnification with respect to such Action), to assume the defense of such Action with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Action, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Article V for any fees of other counsel or any other expenses with respect to the defense of such Action, in each case subsequently incurred by the indemnified party in connection with the defense of such Action, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party’s prior written consent unless (A) there is no finding or admission of any violation of legal requirements or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party. If notice is given to an indemnifying party of the commencement of any Action and the indemnifying party does not, within thirty (30) days after the indemnified party’s notice is given, give notice to the indemnified party of its election to assume the defense of such Action, the indemnifying party will be bound by any determination made in good faith in such Action or any compromise or settlement effected by the indemnified party.

Article VI. CONDITIONS TO CLOSING

Section 6.1. Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority (collectively, a “Governmental Order”) which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

Section 6.2. Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer's waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Seller contained in Article II shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have an effect that the Buyer would deem material.

(b) Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other transaction documents to be performed or complied with by it prior to or on the Closing Date.

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(c) Seller shall have delivered to Buyer duly executed counterparts to the transaction documents (other than this Agreement) and such other documents and deliveries set forth herein.

(d) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied (the “Seller Closing Certificate”).

(e) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the other transaction documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(f) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Agreement, the transaction documents and the other documents to be delivered hereunder and thereunder.

(g) Seller shall have received the approval of its stockholders to consummate the transactions contemplated hereunder.

Section 6.3. Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller's waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Buyer contained in Article III shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer's ability to consummate the transactions contemplated hereby.

(b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other transaction documents to be performed or complied with by it prior to or on the Closing Date.

(c) Buyer shall have delivered to Seller the Purchase Price, duly executed counterparts to the transaction documents (other than this Agreement) and such other documents and deliveries set forth herein.

(d) Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied (the "Buyer Closing Certificate").

(e) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other transaction documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(f) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the transaction documents and the other documents to be delivered hereunder and thereunder.

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Article VII. TERMINATION

Section 7.1. Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of Seller and Buyer;

(b) by Buyer by written notice to Seller if:

(i) Buyer is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure cannot be cured by Seller by February 28, 2023 (the "Drop Dead Date"); or

(ii) any of the conditions set forth in Section 6.1 or Section 6.2 shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c) by Seller by written notice to Buyer if:

(i) Seller is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure cannot be cured by Buyer by the Drop Dead Date; or

(ii) any of the conditions set forth in Section 6.1 or Section 6.3 shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(d) by Buyer or Seller in the event that:

(i) there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited; or

(ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable.

Section 7.2. Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a) as set forth in this Article VII and Article VIII hereof; and

(b) that nothing herein shall relieve any party hereto from liability for any intentional breach of any provision hereof.

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Article VIII. MISCELLANEOUS.

Section 8.1. Entire Agreement; Assignment; Amendments. This Agreement (including the Disclosure Schedule and the exhibits to this Agreement) and the Confidentiality Agreement constitute the entire agreement and supersede all oral agreements and understandings and all written agreements prior to the date hereof between or on behalf of the parties with respect to the subject matter hereof. This Agreement shall not be assigned by any party by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement may be amended only by a writing signed by each of the parties, and any amendment shall be effective only to the extent specifically set forth in that writing.

Section 8.2. Severability; Expenses; Further Assurances. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible. Except as otherwise specifically provided in this Agreement, each party shall be responsible for the expenses it may incur in connection with the negotiation, preparation, execution, delivery, performance and enforcement of this Agreement. The parties shall from time to time do and perform any additional acts and execute and deliver any additional documents and instruments that may be required by Law or reasonably requested by any party to establish, maintain or protect its rights and remedies under, or to effect the intents and purposes of, this Agreement.

Section 8.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) upon confirmation of receipt by the addressee, if such notice or communication is delivered via facsimile or e-mail to the facsimile telephone number or e-mail address, as applicable, specified in this Section 8.3 or (b) upon receipt at address of the addressee specified in this Section 8.3, if such notice or communication is delivered by U.S. mail, courier or other physical delivery service. The addresses for such notices and communications shall be as follows:

If to Buyer, to:
Healgen Scientific Limited Liability Company
3818 Fuqua St
Houston, Texas 77047
Email: Cindy.Horton@Healgen.com
Attention: Chief Executive Officer
with a copy (which will not constitute notice to Buyer) to:
Darlene Kolaja, PC
11606 Highgrove Drive
Houston, Texas 77077
Email: Darlene@DKKLaw.com
Attention: Darlene Kolaja

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If to Seller, to:
American Bio Medica Corporation
122 Smith Road
Kinderhook, New York 12106
Attention: Melissa Waterhouse, Chief Executive Officer
Email: mdwaterhouse@abmc.com
with a copy (which will not constitute notice to Seller) to:
Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Spencer G. Feldman, Esq.
Email: SFeldman@olshanlaw.com

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Rejection or other refusal to accept or the inability for delivery to be effected because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 8.1. Governing Law. This Agreement, and any dispute arising out of, relating to, or in connection with this Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or of any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 8.2. Headings. The descriptive headings in this Agreement are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 8.3. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 8.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. At the Closing, signature pages of counterparts may be exchanged by facsimile or by electronic transmittal of scanned images thereof, in each case subject to appropriate customary confirmations in respect thereof by the signatory for the party providing a

Section 8.5. Interpretation. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to article, section, paragraph, exhibit and disclosure schedule are to the articles, sections, paragraphs, exhibits and disclosure schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words describing the singular number shall include the plural and vice versa. The phrases “the date of this Agreement,” “the date hereof,” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.

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Section 8.6. Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by agreement or otherwise.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.

“Improvements” means all buildings, structures, fixtures and other improvements included in the Real Property.

“IRS” means the Internal Revenue Service of the United States of America.

“Knowledge” of Seller with respect to any fact or matter means the actual knowledge, after due inquiry and reasonable investigation, of Melissa Waterhouse and Lawrence Ferringo;

“Liability” means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

“Lien” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer and security interests of any kind or nature whatsoever.

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the Business or Seller, or (b) the ability of Seller to consummate the transactions contemplated hereby on a timely basis; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Business operates; (iii) any changes in financial or securities markets in general; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement; (vi) any changes in applicable Laws or accounting rules, including GAAP; (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement; or (viii) any change, event, effect or circumstance arising from or related to COVID-19; provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iii) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Seller compared to other participants in the industries in which the Seller operates.

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“Net Income” means, for a given period of time, the pre-tax net income of the Business during such period as determined in accordance with GAAP consistently applied.

“Owned Real Property” means all real property listed on Section 2.13(a) of the Disclosure Schedule that is owned by Seller and used in the Business, and all of Seller’s right, title, and interest in the Improvements located thereon, together with all water lines, rights of way, uses, licenses, hereditaments, tenements, and appurtenances belonging or appertaining thereto and any and all assignable warranties of third parties with respect thereto.

“Permitted Lien” means (i) Liens for Taxes not yet due and payable or that are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established; (ii) easements, encroachments, declarations, covenants, conditions, reservations, limitations and rights of way (unrecorded and of record) and other similar restrictions or encumbrances of record, zoning, building and other similar ordinances, regulations, variances and restrictions, and all defects or irregularities in title, including any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection; (iii) pledges or deposits to secure the obligations under the existing indebtedness of Seller set forth in Disclosure Section 1.6; (iii) and all Liens created or incurred by any owner, landlord, sublandlord or other Person in title;

“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Authority.

“Real Property Taxes” means all ad valorem taxes imposed upon the Real Property and any portion of the Leased Real Property, general assessments imposed with respect to the Leased Real Property and special assessments upon the Leased Real Property, whether payable in full or by installments prior to the Closing Date.

“Transfer Taxes” means all sales, use, transfer and all other non-income taxes, and any fees incurred in connection with the purchase and sale of the Acquired Assets.

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all at or on the date and year first above written.

BUYER:

HEALGEN SCIENTIFIC LIMITED LIABILITY COMPANY

By:	/s/ Jianqiu Fang
Name:	Jianqiu Fang
Title:	President

SELLER:

AMERICAN BIO MEDICA CORPORATION

By:	/s/ Melissa Waterhouse
Name:	Melissa Waterhouse
Title:	Chief Executive Officer

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ANNEX B

SECTION 623

Procedure to enforce shareholder's right to receive payment for shares

Business Corporation (BSC) CHAPTER 4, ARTICLE 6

§ 623. Procedure to enforce shareholder's right to receive payment for shares.

(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

(b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

(c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

(d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

(e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

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(f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

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(h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

(1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

(2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

(3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

(4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

(5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

(6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

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(7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

(8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

(i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

(j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

(1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

(2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

(3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

(k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

(l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

(m) This section shall not apply to foreign corporations except as provided in subparagraph (e) (2) of section 907 (Merger or consolidation of domestic and foreign corporations).

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SECTION 910

Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets,...

Business Corporation (BSC) CHAPTER 4, ARTICLE 9

§ 910. Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange.

(a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

(1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

(A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

(i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or

(ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

(iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

(C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

(3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

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Annex C

LOAN PROMISSORY NOTE AND SECURITY AGREEMENT

$400,000	Date: 9/28/2022
Maturity Date: 3/28/2023

For value received, American Bio Medica Corporation, a New York Corporation ("Maker"), hereby promises to pay to the order of Healgen Scientific Limited Liability Company, a Texas Limited Liability Company ("Holder"), in lawful currency of the United States, the initial principal sum of Four Hundred Thousand Dollars ($400,000) (the "Principal Balance"), together with interest on the unpaid Principal Balance under this Loan Promissory Note and Security Agreement (this "Note"), accruing at a fixed rate of one percent (1%) per month compounded monthly. Interest shall be computed on the basis of the actual number of days elapsed over a month and shall be payable in arrears.

1. Payments. Maker acknowledges and agrees that the Principal Balance, and any accrued interest on such Principal Balance, shall be due and payable in three (3) equal monthly installments of One Hundred Forty Thousand One Hundred Thirty Two Dollars and Fifty Cents ($140,132.50), with the first of such payments due on the 27th of January, 2023, and each payment thereafter due on the same day of each month thereafter until all amounts under this Note are repaid in full. Notwithstanding the foregoing, all accrued interest and the outstanding Principal Balance under this Note shall automatically become due and payable, in full, on March 27, 2023 (the "Maturity Date"), with or without a written demand from Holder. Maker shall make all payments hereunder to Holder in lawful money of the United States and in immediately available funds. Maker shall make payments at 3818 Fuqua St Houston, Texas 77047 or such other place as Holder may, from time to time, direct by written notice to Maker. Holder shall give written notice to Maker of such different address pursuant to Section 8 of this Note. All payments under this Note shall be made unconditionally, indefeasibly and in full without deduction, setoff, recoupment, counterclaim, or other defense, all of which are hereby waived to the maximum extent permitted by applicable law.

2. Proceeds of Loan. Maker agrees and acknowledges that the proceeds of this loan shall be exclusively used for payment of 1) Maker’s amounts owed to Holder; and 2) all of Seller’s existing Crestmark Bank loans and shall secure an immediate release of all of Crestmark Bank’s security interest in Collateral for such loans and Maker shall execute and file such documents necessary to perfect Buyer’s first lien security interest in such Collateral and 3) Maker’s operating costs. Holder shall initially fund $40,000 of loan proceeds and upon receipt of Crestmark Bank’s fully executed release of Collateral shall fund the remaining $360,000.

3. Security Interest. As security for the prompt and full satisfaction of the outstanding Principal Balance of this Note, and all other sums due under this Note, Maker agrees that Holder shall have, and Maker hereby grants to and creates in favor of Holder, a first priority lien and security interest in all of Maker’s US and foreign patents, accounts receivable, accounts, good, inventory, equipment, chattel paper, instruments, investment property, documents, deposit accounts, letter of credit rights, general intangibles, contract rights, customer lists, books and records and supporting obligations for any of the foregoing, and all proceeds for the foregoing and accounts receivable (together with all accessions, additions, products and proceeds, the “Collateral”). Maker agrees that it shall not, without the prior written consent of Holder, grant or create or permit to attach or exist any mortgage, security interest, lien, judgment, or other encumbrance of or in the Collateral or any portion thereof, other than the security interest provided for in this Note. Maker agrees that it shall preserve and protect Holder's security interest in the Collateral. In addition to all rights and remedies given to Holder by this Note, Holder shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas (the "UCC"). Maker and Holder agree that this Note constitutes a security agreement under the UCC. Maker agrees to provide from time to time at the request of Holder such additional documents or instruments for Holder to perfect and maintain its security interest in the Collateral. Maker consents to Holder filing or causing to be filed or recorded, such instruments, documents or notices, including assignments, financing statements and continuation statements as Holder may deem necessary or advisable from time to time in order to perfect, to continue perfected and to preserve the priority of the lien and security interest in the Collateral granted pursuant to this Note.

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Maker hereby irrevocably appoints Holder, or any person(s) designated by Holder, as its attorney-in-fact, which appointment is coupled with an interest and shall remain in full force and effect until all obligations of Maker to Holder have been fully satisfied and discharged, with full power, at Maker’s sole expense, to exercise at any time in Holder’s reasonable discretion all or any of the following powers upon and after the occurrence of Default : A) Receive, take, endorse, assign, deliver, accept and deposit, in the name of Holder or Maker, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof. B) Change Maker’s address on all invoices and statements of Account mailed or to be mailed to Maker’s customers and to substitute thereon the address designated by Holder, to place legends on all invoices and statements of Account mailed out to be mailed to Maker’s customers, and to receive and open all mail addressed to Maker, or to Maker’s trade name at Holder’s address, or any designated address. C.) To change the address for delivery of Maker’s mail to Holder’s or an address designated by Holder. Maker specifically authorizes Maker to sign any forms on behalf of Maker to affect this change with the US Postal Service or any third party and requests such change to be accepted. D) To take or bring, in the name of Holder or Maker, all steps, actions, suits or proceedings deemed by Holder necessary or desirable to effect collection of or other realization upon any Collateral. E) To endorse and take any action with respect to bills of lading covering any inventory. F) To take all steps including but not limited to filings at US and foreign patent offices anything necessary to assign and transfer all of Maker’s United States and foreign patents to Holder.

Representations. Maker makes the following representation and warranties to Holder and such representations and warranties must be true at all times until the full balance of the Note is paid in full. If Maker learns that a representation and warranty once made is no longer true, it has the duty to immediately notify Holder in writing: Maker is in good standing under the laws of the State of New York and is authorized to conduct business in any state that it conducts business. Maker has the power and authority to enter into this Loan Promissory Note and Security Agreement, and the persons signing this Loan Promissory Note and Security Agreement and all persons who sign any documents with Holder have the appropriate authority. B) Maker’s entry into the Loan, Promissory Note, and Security Agreement does not violate any agreement which Maker has or which binds the Maker. C) The Loan Promissory Note and Security Agreement are fully enforceable against Maker and the Collateral. D) There are no litigation or criminal charges pending or threatened against Maker or Guarantor and neither Maker or Guarantor are in default of any order or judgment of any court or any governmental agency of any kind. There are no unsatisfied liens or judgments pending against Maker in any jurisdiction. E) the financial information furnished by Borrower and Guarantor to Holder has been prepared in accordance with generally accepted accounting principles, all financial statements are true and correct, and any projects of the business operations of Holder that have been given or will be given to Holder in the future will be based upon Maker’s reasonable assumptions and estimates. G) all of the Collateral is personal property and none of the Collateral will be permanently affixed to real estate. H) Maker certifies that all sales and any and all business done in the name of tradenames are the sales and business of Maker. Any and all checks, remittances or other payments received in the name of any of the tradenames are Maker’s sole and exclusive property, and are subject to Holder’s security interest hereunder. Any and all authority given to Holder by Maker in this Loan Promissory Note and Security Agreement or elsewhere to endorse Maker’s name on any checks, negotiable instruments or other remittances extends with equal and full force and effect too any checks, negotiable instruments, and other remittances in the name of any Maker trademarks. I) All accounts assigned to Holder by Maker are and will at all times be bonafide accounts arising from the sale of inventory or providing services, and are not subject to discounts, deductions, allowances, contra items, offset or counterclaim and are free and clear of all encumbrances of any kind whatsoever, except as disclosed to Holder in writing and approved by Holder in writing. J) Maker’s assignment of any accounts to Holder pursuant to this Agreement will not at any time violate any federal, state, and/or local law, rule or regulation, court or governmental order or decree or terms of any contract relating to such accounts. K) Maker possesses all necessary trademarks, tradenames, copyrights, patents, patent rights and licenses to conduct its business as now operated, without any known conflict with any trade names, trademarks, copyrights, patents and license rights of any other person or entity. L) As to Maker’s inventory and equipment, the inventory and equipment are currently located only at the locations identified to Holder in manufacturing facilities in Kinderhook NY and Logan Township New Jersey. All inventory is now and at all times hereafter shall be of good and merchantable quality, free from defects, except as disclosed in writing to Holder. The inventory are and shall remain free from liens, claims, encumbrances and security interests (except as held by Holder). The inventory is not now stored with a bailee, warehouseman or similar party provided however, at Holder’s sole discretion, such inventory may be deemed eligible upon such party entering into a waiver letter in a form satisfactory to Holder.

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4. Default.

(a) Late Charges. If Holder has not received the full amount of any payment by the end of five (5)) calendar days after the date the same is due, Maker shall pay a late charge to Holder. The amount of the charge will be one (1) percent (1%) of the overdue amount. The payment of such late charge shall not affect Holder's other rights under this Note.

(b) Events of Default. Upon the occurrence of any one of the following events (each an "Event of Default"), the entire principal amount outstanding and all accrued interest thereunder shall at the option of Holder, without any prior notice, presentment or demand, become immediately due and payable in full:

(i) Failure of Maker to make payments whenever due or upon demand, as the case may be, and the continuation of such failure for a period of ten (10) calendar days; or

(ii) Failure of Maker to perform or observe any of Maker's covenants or agreements under this Note which continues for five (5) days after Maker knows or should have known of such failure; or

(iii) Maker shall (1) make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, (2) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, (3) have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within thirty (30) days, (4) indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (5) suffer any such custodianship, receivership or trusteeship that continues undischarged for a period of thirty (30) days or more; or

(iv) The entry against Maker of a judgment or decree which has become non-appealable and has remained undischarged, unsatisfied by insurance or otherwise and unstayed for more than seven (7) days; or

(v) The sale or other transfer by Maker of all or any material part of its property or assets except to Holder; or a change in the general character, or suspension of any significant part, of Maker’s business; or

(vi) The existence of a default or an event that, with the giving of notice (1) would constitute a default, under any other indebtedness of Maker for borrowed money or (2) would cause (or would permit any holder of such indebtedness or trustee to cause) such indebtedness, or a portion thereof in an aggregate amount exceeding One Hundred Thousand Dollars ($100,000), to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

(c) Costs and Expenses. If Holder has required Maker to pay immediately in full as described above, Holder will have the right to be paid back for all of its costs and expenses, including reasonable attorneys’ fees and expenses, to the extent not prohibited by applicable law.

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(d) Holder’s Remedies. Holder has all the remedies available at law or in equity (including those under the UCC) in the event of Default or if Maker fails to pay the Principal Balance and accrued interest on demand, including but not limited to the following: to make all necessary filings in United States and foreign patent offices to assign ownership of all of Maker’s United States and foreign patents to Holder; to notify account debtors to make payments directly to Holder; to settle or compromise any disputed account, sue on any account and make any agreement to deal with the accounts as if it were owner, to offset any of Maker’s or Guarantor’s funds under the control of Holder against the outstanding balance owed to Holder; and to require Maker to gather up the Collateral and make it available to Holder for Holder to conduct public or private UCC foreclosure sales. Maker grants to Holder a license or other right to use, without charge, Maker’s labels, patents, copyrights, trademarks, rights of use of any name, trade secrets, trademarks and advertising materials, or any property of a similar nature, as it pertains to Collateral, in completing production of, advertising for sale and selling of Collateral, and Maker’s rights under all licenses and franchise agreements shall inure to Holder’s benefits. If Holder should proceed against the Collateral and sell any of the Collateral on credit, Maker will be credited on remaining Principal Balance and interest balance only with the amount actually received by Holder and Maker waives any and all provisions as to notice or a particular method of sale of any of the Collateral. Holder does not have to incur its own expenses in realizing upon the Collateral, but all the expenses are for the account of Maker. Maker recognizes that at no time is Holder its agent in dealing with the Collateral, but Holder acts only in its own interests. Holder’s rights and remedies under this Loan Promissory Note and Security Agreement and all agreements shall be cumulative. Holder shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Default on Borrower’s part shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election or acquiescence by it.

5. Prepayment. Maker has the right to make payment of the unpaid Principal Balance in whole or in part at any time before the Maturity Date ("Prepayment") without any premium or penalty. If Maker intends to make a Prepayment, Maker shall notify Holder in writing in advance of such Prepayment, and any Prepayment shall be accompanied by the payment of interest accrued to the date of such Prepayment and all costs, expenses or charges then owed to Holder pursuant to this Note; then Holder shall apply such Prepayment to reducing the outstanding Principal Balance under this Note.

6. Waivers. Maker hereby waives presentment, demand, notice, protest and all other notices in connection with the delivery, acceptance, performance and enforcement of this Agreement. Any failure or delay by Holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time. The waiver by Holder of a breach or default of any provision or term of this Agreement shall not be construed as a waiver of any subsequent breach thereof. A waiver on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy on any future occasion.

7. No Usury. Maker and Holder intend to comply at all times with applicable usury laws. If, at any time, such laws would render usurious any amounts called for under this Note, it is Maker's and Holder's express intention that Maker shall never be required to pay interest on this Note at a rate in excess of the maximum lawful rate then allowed. The provisions of this Section 7 shall control over all other provisions of this Note, which may be in apparent conflict hereunder. Any excess amount shall be immediately refunded by Holder to Maker, and the provisions hereof shall be immediately reformed, and the amounts thereafter collectible under this Note shall be reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note. Any such refund shall not cure or waive any default by Maker under this Note. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

8. Notice. Any notice that must be given to Maker under this Note shall be given by hand delivery or by certified mail addressed to Maker at 122 Smith Road Kinderhook, New York 12106. Notice shall be delivered or mailed to Maker at a different address only after Maker gives Holder written notice of the different address. Any notice that must be given to Holder under this Note shall be given by hand delivery or by certified mail addressed to Holder at 3818 Fuqua St Houston, Texas 77047. Notice shall be delivered or mailed to Holder at a different address only after Holder gives Maker written notice of the different address.

9. Extensions/Renewals. Holder may in its sole and absolute discretion, without notice and without releasing the liability of Maker, grant extensions and/or renewals hereof from time to time or for any term or terms. Holder shall not be liable for or prejudiced by failure to collect or lack of diligence in bringing suit on this Note or any renewal or extension hereof, and the acceptance at any time by Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

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10. Assignment. This Note shall be binding upon and inure to the benefit of Maker, Holder and their respective heirs, successors, assigns, and legal representatives; provided however that Maker may not assign or transfer its obligations hereunder without the prior written consent of Holder, such consent may be withheld at the sole and absolute discretion of Holder. This Note may be assigned by Holder without the consent of Maker. Any party who takes this Note by assignment or transfer and who is entitled to receive payments under this Note shall be considered to be the Holder.

11. Entire Agreement; Amendments. This Note contains the entire understanding of the parties with respect to the subject matter hereof and includes all of the oral and written agreements, representations, and arrangements between the parties with respect to the obligations to be incurred by Maker herein, and no other representations or warranties are made or implied except as expressly set forth in this Note. This Note may not be changed or amended orally, but only by an agreement in writing, signed by the party against whom enforcement is sought.

12. Captions. All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

13. Governing Law and Venue. Except as specifically provided in Section 7, this Note shall be construed in accordance with and governed by the laws of the State of Texas without regard to any conflict of law principles. The federal and state courts of the State of Texas shall have sole and exclusive jurisdiction over any dispute arising from this Note.

14. Release. Maker and Guarantor release and forever discharge Holder, its affiliates, officers, agents, employees and directors from any and all claims of any kind whatsoever from the beginning of time through the date of this Loan, Promissory Note and Security Agreement.

15. Severability. If any provision of this Note shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if this Note had never contained the invalid or unenforceable provision.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has executed this Promissory Note and Security Agreement on the day and year first above written.

Maker: American Bio Medica Corporation

/s/ Melissa Waterhouse
By	Melissa Waterhouse
Its:	President and Chief Executive Officer

Guarantor pursuant to the Guaranty of Validity of even date:

/s/ Melissa Waterhouse
By:	Melissa Waterhouse, Individually

Agreed and Accepted:

Holder: Healgen Scientific Limited Liability Company

By:	/s/ Cindy Horton
Name:	Cindy Horton
Title:	Chief Executive Officer

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AMENDMENT NO. 1 TO THE

LOAN PROMISSORY NOTE AND SECURITY AGREEMENT

This Amendment 1 to the Loan Promissory Note and Security Agreement is made this 15th day of November 2022 by and between Healgen Scientific Limited Liability Company, a Texas Limited Liability Company, whose address is3818 Fuqua St Houston, Texas 77047 ("Holder"), American Bio Medica Corporation, a New York corporation, whose chief executive office is located at 122 Smith Road, Kinderhook, NY 12106-2819 ("Maker"), and Melissa Waterhouse, whose address is 31 Church Street, Philmont, NY 12565 ("Guarantor'). This Amendment No. 1 amends that certain Loan Promissory Note and Security Agreement executed September 28, 2022 (referred to herein as the "Agreement").

BACKGROUND:

The parties have executed the Agreement and Loan Documents;

The Maker and Guarantor are indebted and/or obligated to Holder without offset or deduction pursuant to the Agreement all of which are in full force and effect; and

Maker, Holder, and Guarantor, desire to modify and amend certain terms, conditions, covenants and obligations contained in the Agreement.

Accordingly, the parties agree as follows:

1 . INCORPORATION BY REFERENCE:

All definitions and terms used in the Agreement are hereby incorporated in this Amendment No. 1.

2. AMENDMENT AND MODIFICATION TO THE AGREEMENT:

A. Effective November 15, 2022, all references to “$400,000” shall be deleted and replaced with “$700,000” and all references to “Four Hundred Thousand” shall be deleted and replaced with “Seven Hundred Thousand."

B. Maturity Date 3/28/2023 is deleted and replaced with Maturity Date: 04/15/2023

C. Section 1 Payments shall be deleted in its entirety and replaced with the following:

Section 1 Payments. Maker acknowledges and agrees that the Principal Balance, and any accrued interest on such Principal Balance, shall be due and payable in three (3) equal monthly installments of Two Hundred Forty Five Thousand Nine Hundred Ninety Eight Dollars and Thirty Two Cents ($245,998.32), with the first of such payments due on the 15th of February, 2023, and each payment thereafter due on the same day of each month thereafter until all amounts under this Note are repaid in full. Notwithstanding the foregoing, all accrued interest and the outstanding Principal Balance under this Note shall automatically become due and payable, in full, on April 15, 2023 (the "Maturity Date"), with or without a written demand from Holder. Maker shall make all payments hereunder to Holder in lawful money of the United States and in immediately available funds. Maker shall make payments at 3818 Fuqua St Houston, Texas 77047 or such other place as Holder may, from time to time, direct by written notice to Maker. Holder shall give written notice to Maker of such different address pursuant to Section 8 of this Note. All payments under this Note shall be made unconditionally, indefeasibly and in full without deduction, setoff, recoupment, counterclaim, or other defense, all of which are hereby waived to the maximum extent permitted by applicable law.

3. REAFFIRMATION OF GUARANTY:

As a specific inducement to Holder, and in consideration of Holder's reliance hereon, Guarantor has executed the Validity Guaranty dated September 28, 2022, (the "Guaranty"). Guarantor hereby acknowledges and agrees to the amendments and modification set forth above and reaffirms the Guaranty with respect to all liabilities, obligations therein guaranteed as herein amended and modified. Guarantor further acknowledges that Guarantor remains liable in accordance with the terms of the Guaranty without offset or counterclaim. Guarantor also acknowledges and agrees that Guarantor's liability under the Guaranty is limited or unlimited as set forth in such Guaranty.

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4. NO WAIVER:

Maker acknowledges that the execution of this Amendment No. 1 does not constitute a waiver or cure of any default, whether matured or otherwise, if any, that previously existed or now exists under the Agreement. By execution of this Amendment No. 1, Holder will not be deemed to have waived any of its rights or remedies under the Agreement.

5. SURVIVAL REAFFIRMATION AND NO DEFENSES:

Each undersigned Maker and Guarantor agrees, in all capacities in which the signatory has executed the Agreement, as follows:

A. That, except as herein expressly modified or amended, all terms, conditions, covenants, representations and warranties contained in the Agreement are true and correct, continue to be satisfied in all respects and are legal, valid and binding obligations. The undersigned hereby ratify, agree to and confirm the Agreement and consent to and acknowledge the foregoing Amendment No. 1.

B. That payment of the indebtedness is the valid obligation of Maker and Guarantor and, as of the date hereof, Maker and Guarantor have absolutely no defenses, claims, rights of set-off or counterclaims against Holder or the payment of the Indebtedness. This Amendment No. 1 shall not impair the rights, remedies and Collateral given in the Agreement.

c. That the liability of the undersigned howsoever arising or provided for in the Agreement is hereby reaffirmed.

6. RELEASE:

In consideration of Holder executing this Amendment No. 1, Maker and Guarantor do each hereby release and discharge Holder of and from any and all claims, harm, causes of action, liabilities, injuries, expenses (including attorneys' fees) and damages of any and every kind, known or unknown, legal or equitable, which Maker or Guarantor have against Holder from the date of Maker's and Guarantor's first contact with Holder up to the date of this Amendment No. 1. Maker and Guarantor confirm to Holder that they have reviewed the effect of this release with legal counsel of their choice, or have been afforded the opportunity to do so, prior to the execution of this Amendment No. 1 and each acknowledges and agrees that Holder is relying upon this release in executing this Amendment No. 1.

7. CONFIRMATION OF LIEN UPON COLLATERAL:

The Maker acknowledges and agrees that pursuant to the terms of the Agreement, the obligations of the Maker and the indebtedness are secured by a first priority lien and security interest in the Collateral (as defined in the Agreement). The Collateral is and shall remain subject to and encumbered by the lien, charge, and encumbrance of the Agreement, and nothing contained herein shall affect or be construed to affect the lien or encumbrance created by the Agreement or the priority thereof.

8. No ORAL MODIFICATION:

This Amendment No. 1 may only be altered or modified by written instrument duly executed by Maker and Holder.

The parties hereto have executed this Amendment No. 1 the day and year first appearing above.

C-8

IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has executed this Promissory Note and Security Agreement on the day and year first above written.

Maker: American Bio Medica Corporation

/s/ Melissa Waterhouse
By	Melissa Waterhouse
Its:	President and Chief Executive Officer

Guarantor pursuant to the Guaranty of Validity of even date:

/s/ Melissa Waterhouse
By:	Melissa Waterhouse, Individually

Agreed and Accepted:

Holder: Healgen Scientific Limited Liability Company

By:	/s/ Cindy Horton
Name:	Cindy Horton
Title:	Chief Executive Officer

C-9

AMENDMENT NO. 2 TO THE

LOAN PROMISSORY NOTE AND SECURITY AGREEMENT

This Amendment to the Loan Promissory Note and Security Agreement is made this 19th day of December 2022 by and between Healgen Scientific Limited Liability Company, a Texas Limited Liability Company, whose address is3818 Fuqua St Houston, Texas 77047 ("Holder"), American Bio Medica Corporation, a New York corporation, whose chief executive office is located at 122 Smith Road, Kinderhook, NY 12106-2819 ("Maker"), and Melissa Waterhouse, whose address is 31 Church Street, Philmont, NY 12565 ("Guarantor'). This Amendment No. 2 amends that certain Loan Promissory Note and Security Agreement executed September 28, 2022 as amended by the Amendment No. 1 executed on November 15, 2022 (collectively referred to herein as the "Agreement").

BACKGROUND:

The parties have executed the Agreement and Loan Documents;

The Maker and Guarantor are indebted and/or obligated to Holder without offset or deduction pursuant to the Agreement all of which are in full force and effect; and

Maker, Holder, and Guarantor, desire to modify and amend certain terms, conditions, covenants and obligations contained in the Agreement.

Accordingly, the parties agree as follows:

1 . INCORPORATION BY REFERENCE:

All definitions and terms used in the Agreement are hereby incorporated in this Amendment No. 2.

9. AMENDMENT AND MODIFICATION TO THE AGREEMENT:

A. Effective December 19, 2022, all references to “$700,000” shall be deleted and replaced with “$715,000” and all references to “Seven Hundred Thousand” shall be deleted and replaced with “Seven Hundred and Fifteen Thousand."

B. Section 1 Payments shall be deleted in its entirety and replaced with the following:

Section 1 Payments. Maker acknowledges and agrees that the Principal Balance, and any accrued interest on such Principal Balance, shall be due and payable in three (3) equal monthly installments of Two Hundred Forty Five Thousand Nine Hundred Ninety Eight Dollars and Thirty Two Cents ($251,494.98), with the first of such payments due on the 15th of February, 2023, and each payment thereafter due on the same day of each month thereafter until all amounts under this Note are repaid in full. Notwithstanding the foregoing, all accrued interest and the outstanding Principal Balance under this Note shall automatically become due and payable, in full, on April 15, 2023 (the "Maturity Date"), with or without a written demand from Holder. Maker shall make all payments hereunder to Holder in lawful money of the United States and in immediately available funds. Maker shall make payments at 3818 Fuqua St Houston, Texas 77047 or such other place as Holder may, from time to time, direct by written notice to Maker. Holder shall give written notice to Maker of such different address pursuant to Section 8 of this Note. All payments under this Note shall be made unconditionally, indefeasibly and in full without deduction, setoff, recoupment, counterclaim, or other defense, all of which are hereby waived to the maximum extent permitted by applicable law.

10. REAFFIRMATION OF GUARANTY:

As a specific inducement to Holder, and in consideration of Holder's reliance hereon, Guarantor has executed the Validity Guaranty dated September 28, 2022, (the "Guaranty"). Guarantor hereby acknowledges and agrees to the amendments and modification set forth above and reaffirms the Guaranty with respect to all liabilities, obligations therein guaranteed as herein amended and modified. Guarantor further acknowledges that Guarantor remains liable in accordance with the terms of the Guaranty without offset or counterclaim. Guarantor also acknowledges and agrees that Guarantor's liability under the Guaranty is limited or unlimited as set forth in such Guaranty.

C-10

11. NO WAIVER:

Maker acknowledges that the execution of this Amendment No. 2 does not constitute a waiver or cure of any default, whether matured or otherwise, if any, that previously existed or now exists under the Agreement. By execution of this Amendment No. 2, Holder will not be deemed to have waived any of its rights or remedies under the Agreement.

12. SURVIVAL REAFFIRMATION AND NO DEFENSES:

Each undersigned Maker and Guarantor agrees, in all capacities in which the signatory has executed the Agreement, as follows:

A. That, except as herein expressly modified or amended, all terms, conditions, covenants, representations and warranties contained in the Agreement are true and correct, continue to be satisfied in all respects and are legal, valid and binding obligations. The undersigned hereby ratify, agree to and confirm the Agreement and consent to and acknowledge the foregoing Amendment No. 2.

B. That payment of the indebtedness is the valid obligation of Maker and Guarantor and, as of the date hereof, Maker and Guarantor have absolutely no defenses, claims, rights of set-off or counterclaims against Holder or the payment of the Indebtedness. This Amendment No. 2 shall not impair the rights, remedies and Collateral given in the Agreement.

C. That the liability of the undersigned howsoever arising or provided for in the Agreement is hereby reaffirmed.

13. RELEASE:

In consideration of Holder executing this Amendment No. 2, Maker and Guarantor do each hereby release and discharge Holder of and from any and all claims, harm, causes of action, liabilities, injuries, expenses (including attorneys' fees) and damages of any and every kind, known or unknown, legal or equitable, which Maker or Guarantor have against Holder from the date of Maker's and Guarantor's first contact with Holder up to the date of this Amendment No. 2. Maker and Guarantor confirm to Holder that they have reviewed the effect of this release with legal counsel of their choice, or have been afforded the opportunity to do so, prior to the execution of this Amendment No. 2 and each acknowledges and agrees that Holder is relying upon this release in executing this Amendment No. 2.

14. CONFIRMATION OF LIEN UPON COLLATERAL:

The Maker acknowledges and agrees that pursuant to the terms of the Agreement, the obligations of the Maker and the indebtedness are secured by a first priority lien and security interest in the Collateral (as defined in the Agreement). The Collateral is and shall remain subject to and encumbered by the lien, charge, and encumbrance of the Agreement, and nothing contained herein shall affect or be construed to affect the lien or encumbrance created by the Agreement or the priority thereof.

15. No ORAL MODIFICATION:

This Amendment No. 2 may only be altered or modified by written instrument duly executed by Maker and Holder.

The parties hereto have executed this Amendment No. 2 the day and year first appearing above.

C-11

IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has executed this Promissory Note and Security Agreement on the day and year first above written.

Maker: American Bio Medica Corporation

/s/ Melissa Waterhouse
By	Melissa Waterhouse
Its:	President and Chief Executive Officer

Guarantor pursuant to the Guaranty of Validity of even date:

/s/ Melissa Waterhouse
By:	Melissa Waterhouse, Individually

Agreed and Accepted:

Holder: Healgen Scientific Limited Liability Company

By:	/s/ Cindy Horton
Name:	Cindy Horton
Title:	Chief Executive Officer

C-12

Annex D

Index to Historical and Unaudited Pro Forma Financial Statements
AUDITED HISTORICAL - YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Report of Current Independent Registered Public Accounting Firm–Rosenfield and Company, PLLC
Report of Former Independent Registered Public Accounting Firm–UHY LLP
Balance Sheets as of December 31, 2021 and December 31, 2020
Statements of Operations as of December 31, 2021 and December 31, 2020
Statements of Cash Flows as of December 31, 2021 and December 31, 2020
Statements of Changes in Stockholders’ Deficit as of December 31, 2021 and December 31, 2020
Notes to Financial Statements
HISTORICAL - NINE MONTHS ENDED SEPTEMBER 30, 2022
Condensed Balance Sheets as of September 30, 2022 (unaudited) and December 31, 2021
Condensed Statements of Operations for the nine months ended September 30, 2022 and September 30, 2021
Condensed Statements of Cash Flow for the nine months ended September 30, 2022 and September 30, 2021
Statements of Changes in Stockholders’ Deficit as of September 30, 2022 and September 30, 2021
Notes to Financial Statements
PRO FORMA - YEAR ENDED DECEMBER 31, 2021 (UNAUDITED)
Balance Sheets as of December 31, 2021 and December 31, 2020
Statements of Operations as of December 31, 2021 and December 31, 2020
Statements of Cash Flows as of December 31, 2021 and December 31, 2020
Statements of Changes in Stockholders’ Equity / (Deficit) as of December 31, 2021 and December 31, 2020
PRO FORMA – NINE MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)
Condensed Balance Sheets as of September 30, 2022 and December 31, 2021
Condensed Statements of Operations for the nine months ended September 30, 2022 and September 30, 2021
Condensed Statements of Cash Flow for the nine months ended September 30, 2022 and September 30, 2021
Statements of Changes in Stockholders’ Deficit as of September 30, 2022 and September 30, 2021

D-1

REPORT OF CURRENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

American Bio Medica Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of American Bio Medica Corporation (the “Company”) as of December 31, 2021, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the  financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the entity has suffered recurring losses from operations, has had to rely on the continued forbearance of its creditors, has a stockholders’ deficit and its current cash position and lack of access to capital raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. Also, discussed in Note L, the Company did not make the required payments on debt obligations of $1,240,000 plus interest of $38,300 that was due in February 2022 and are currently in negotiations with their lender. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

D-2

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Inventory Valuation

As discussed in Note A to the financial statements, inventory is stated at the lower of cost or net realizable value. Work in process and finished goods are comprised of labor, overhead and raw material costs. Labor and overhead costs are determined on a rolling month average cost basis and raw materials are determined on an average cost basis. The Company performs analyses to identify and estimate the net realizable value of excess or slow-moving inventory based on assumptions about obsolescence and deterioration and historical demand.

 We identified the assessment of lower of cost or net realizable value of inventory as a critical audit matter. The costs incurred and transferred throughout the steps in the production cycle and the estimate for excess or slow-moving inventory is difficult to assess and required significant auditor judgment. In addition, if future market conditions and demand do not materialize, additional inventory allowances and/or write downs may be required.

The following are the primary procedures we performed to address the critical audit matter. We performed statistical sampling to assess the actual costs incurred and the transfer of costs throughout production process by obtaining evidence supporting the actual cost of raw materials, labor and overhead. We also evaluated the Company’s determination of lower of cost or net realizable value of excess or slow-moving inventory by testing the completeness and accuracy of the underlying data used in the estimates. We also evaluated for reasonableness, based on historical sales of its products and its plans to increase sales.

 We have served as the Company’s auditor since 2021.

/s/  Rosenfield and Company, PLLC

New York, New York

April 12, 2022

D-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of American Bio Medica Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheets of American Bio Medica Corporation (the Company) as of December 31, 2020 and 2019, and the related statements of operations, changes in stockholders’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that American Bio Medica Corporation will continue as a going concern.  As discussed in Note A to the financial statements, the Company has incurred recurring operating losses and its current cash position and lack of access to capital raise substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding those matters also are described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements, and (2) involved especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not by communicating the critical audit matters below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Inventory Valuation

As discussed in Note 1 to the financial statements, inventory is stated at the lower of cost or net realizable value. Work in process and finished goods are comprised of labor, overhead and raw material costs. Labor and overhead costs are determined on a rolling month average cost basis and raw materials are determined on an average cost basis.  The Company maintains an allowance for slow moving and obsolete inventory based upon its assumptions about obsolescence, excessive levels of inventory, deterioration, future demand and market conditions.

D-4

We identified the inventory valuation as a critical audit matter.  Due to the frequent movement of products, the steps that a product takes through the production cycle, assumptions and estimates regarding product yields and inefficiency rates, and the variety of costs incurred, significant auditor judgement was required to evaluate the amounts recorded as the costs are incurred and transferred throughout steps in the production process.

In addition, if actual market conditions are less favorable than those projected by management, additional inventory allowances or write-downs of inventory may be required.  A significant amount of judgement is required by management in developing the assumptions of the excess and obsolete inventories, as well as its estimates of forecasted product demand, which in turn led to significant auditor judgement and effort in performing audit procedures and evaluating audit evidence relating to inventory valuation.

The following are the primary procedures we performed to address this critical audit matter. For a sample of transactions, we assessed the actual costs incurred and the transfer of costs throughout production process by obtaining evidence supporting the actual cost of raw materials, labor and overhead.  We traced the accumulation of actuals costs to bills of materials, and tested management’s average costs calculations based upon the underlying actual cost data. In addition, we tested management’s process for developing its estimate of excess or obsolete inventory, and tested the completeness and accuracy of the underlying data used in the estimate, and we evaluated management’s assumptions of forecasted product demand. Evaluating management’s demand forecast for reasonableness involved considering historical sales of its products, and determining whether the demand forecast used was consistent with evidence obtained in other areas of the audit.

/s/ UHY LLP

We have served as the Company’s auditor since 2015.

Albany, New York

April 15, 2021

D-5

Historical – Years Ended December 31, 2021 and December 31, 2020

Balance Sheets

	December 31,	December 31,
	2021	2020
ASSETS
Current assets
Cash and cash equivalents	$115,000	$98,000
Accounts receivable, net of allowance for doubtful accounts of $3,000 at December 31, 2021 and $22,000 at December 31, 2020	323,000	407,000
Inventory, net of allowance of $278,000 at December 31, 2021 and $279,000 at December 31, 2020	443,000	536,000
Employee retention credit receivable	400,000	0
Prepaid expenses and other current assets	24,000	104,000
Right of use asset – operating leases	35,000	35,000
Total current assets	1,340,000	1,180,000
Property, plant and equipment, net	517,000	576,000
Patents, net	0	108,000
Right of use asset – operating leases	5,000	41,000
Other assets	21,000	21,000
Total assets	$1,883,000	$1,926,000
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$682,000	$577,000
Accrued expenses and other current liabilities	467,000	620,000
Right of use liability – operating leases	35,000	33,000
Wages payable	97,000	107,000
Line of credit	178,000	277,000
PPP loan	0	332,000
Current portion of long-term debt, net of deferred finance costs	1,365,000	75,000
Total current liabilities	2,824,000	2,021,000
Long-term debt/other liabilities, net of current portion and deferred financing costs	0	1,120,000
Right of use liability – operating leases	3,000	41,000
Total liabilities	2,827,000	3,182,000
COMMITMENTS AND CONTINGENCIES
Stockholders’ (deficit):
Preferred stock; par value $.01 per share; 5,000,000 shares authorized, none issued and outstanding	0	0
Common stock; par value $.01 per share; 50,000,000 shares authorized; 47,598,476 issued and outstanding as of December 31, 2021 and 37,703,476 issued and outstanding as of December 31, 2020	476,000	377,000
Additional paid-in capital	23,393,000	21,717,000
Accumulated deficit	(23,813,000)	(23,350,000)
Total stockholders’ (deficit)	(944,000)	(1,256,000)
Total liabilities and stockholders’ (deficit)	$1,883,000	$1,926,000

D-6

Historical – Years Ended December 31, 2021 and December 31, 2020

Statements of Operations

	Year Ended December 31,
	2021	2020

Revenue, net	$2,218,000	$4,147,000

Cost of goods sold	1,670,000	2,909,000

Gross profit	548,000	1,238,000

Operating expenses:
Research and development	85,000	90,000
Selling and marketing	304,000	493,000
General and administrative	1,338,000	1,276,000
	1,727,000	1,859,000

Operating loss	(1,179,000)	(621,000)

Other income / (expense):
Interest expense	(194,000)	(175,000)
Other income, net	58,000	2,000
Gain on forgiveness of PPP loan	335,000	0
Employee retention credit	619,000	0
Patent asset impairment	(100,000)	0
Total other income / (expense)	718,000	(173,000)

Loss before income tax expense	(461,000)	(794,000)

Income tax expense	(2,000)	(2,000)

Net loss	$(463,000)	$(796,000)

Basic and diluted loss per common share	$(0.01)	$(0.02)

Weighted average number of shares outstanding – basic and diluted	42,761,065	35,558,105

D-7

Historical – Years Ended December 31, 2021 and December 31, 2020

Statements of Cash Flows

	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(463,000)	$(796,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	68,000	79,000
Patent asset impairment	100,000	0
Amortization of debt issuance costs	0	17,000
Non-cash loan penalty	120,000	20,000
Bad debt (reduction) expense	(19,000)	3,000
Provision for slow moving and obsolete inventory	1,000	157,000
Share-based payment expense	0	2,000
Director fee paid with restricted stock	0	31,000
Refinance fee paid with restricted stock	0	21,000
Interest paid with restricted stock	36,000	0
Gain on forgiveness of PPP loan	(335,000)	0
Changes in:
Accounts receivable	103,000	(40,000)
Inventory	92,000	117,000
Employee retention credit refund	(400,000)	0
Prepaid expenses and other current assets	80,000	(37,000)
Right of use asset – Operating leases	36,000	30,000
Accounts payable	105,000	(75,000)
Accrued expenses and other current liabilities	(151,000)	15,000
Right of use liability – operating leases	(36,000)	(30,000)
Wages payable	(10,000)	3,000
Net cash used in operating activities	(673,000)	(483,000)
Cash flows from investing activities:
Purchase of property, plant, and equipment	0	(4,000)
Net cash used in investing activities	0	(4,000)
Cash flows from financing activities:
Proceeds from PPP loan	0	332,000
Proceeds from debt financing	75,000	75,000
Payments on debt financing	(25,000)	(42,000)
Proceeds from private placement	100,000	199,000
Proceeds from Lincoln Park financing	639,000	125,000
Expenses from Lincoln Park financing	0	(48,000)
Proceeds from lines of credit	2,119,000	3,949,000
Payments on lines of credit	(2,218,000)	(4,009,000)
Net cash provided by financing activities	690,000	581,000
Net increase in cash and cash equivalents	17,000	94,000
Cash and cash equivalents – beginning of period	98,000	4,000
Cash and cash equivalents – end of period	$115,000	$98,000
Supplemental disclosures of cash flow information:
Non-Cash transactions:
Loans converted to stock	$0	$35,000
Commitment shares issued to Lincoln park, charged to Paid in Capital	$0	$138,000
Patent asset impairment	$100,000	$0
Cash paid during the year for interest	$190,000	$152,000
Cash paid for taxes	$2,000	$2,000

D-8

Historical – Years Ended December 31, 2021 and December 31, 2020

Statements of Changes in Stockholders’ Deficit

	Common Stock		Additional Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance – January 1, 2020	32,680,984	$327,000	$21,437,000	$(22,554,000)	$(790,000)
Shares issued to Cherokee in connection with loan	300,000	3,000	18,000		21,000
Shares issued under February 2020 Private Placement	2,842,856	28,000	171,000		199,000
Shares issued to Lincoln Park for Initial Purchase under the 2020 Lincoln Park equity line	500,000	5,000	120,000		125,000
Shares issued to Lincoln Park for commitment under the 2020 Lincoln Park equity line	1,250,000	13,000	125,000		138,000
Non cash costs of commitment shares under Lincoln Park equity line			(138,000)		(138,000)
Expenses related to the 2020 Lincoln Park equity line			(48,000)		(48,000)
Shares issued for board meeting attendance in lieu of cash	129,636	1,000	30,000		31,000
Share based payment expense			2,000		2,000
Net loss				(796,000)	(796,000)
Balance – December 31, 2020	37,703,476	$377,000	$21,717,000	$(23,350,000)	$(1,256,000)
Shares issued to Lincoln Park for balance of Initial Purchase under the 2020 Lincoln Park Equity line	500,000	5,000	120,000		125,000
Shares issued to Lincoln Park for regular purchases under the 2020 Lincoln Park Equity line	6,000,000	60,000	454,000		514,000
Shares issued to Cherokee in lieu of cash for interest	895,000	9,000	27,000		36,000
Shares issued in connection with October 2021 private placement	2,500,000	25,000	75,000		100,000
Net loss				(463,000)	(463,000)
Balance – December 31, 2021	47,598,476	$476,000	$22,393,000	$(23,813,000)	$(944,000)

D-9

Historical – Years Ended December 31, 2021 and December 31, 2020

Notes to Financial Statements

Note A – The Company and its Significant Accounting Policies

The Company:

American Bio Medica Corporation (the “Company”) 1) manufactures and sells lateral flow immunoassay tests, primarily for the immediate detection of drugs in urine and oral fluid, 2) provides strip manufacturing and assembly and packaging services for unaffiliated third parties and 3) sells (via distribution) a number of other products related to the immediate detection of drugs in urine and oral fluid, point of care diagnostic products and rapid Covid-19 tests.

Going Concern:

The Company’s financial statements have been prepared assuming the Company will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. For the year ended December 31, 2021 (“Fiscal 2021”), the Company had a net loss of $463,000 and net cash used in operating activities of $673,000, compared to a net loss of $796,000 and net cash used in operating activities of $483,000 for the year ended December 31, 2020 (“Fiscal 2020”). The Company’s cash position increased by $17,000 in Fiscal 2021 and $94,000 in Fiscal 2020. The Company had a working capital deficit of $(1,484,000) at December 31, 2021, compared to a working capital deficit of $(841,000) at December 31, 2020. This increase in working capital deficit is primarily a result of our loans with Cherokee Financial, LLC being classified as long-term debt in Fiscal 2020 and as short term debt in Fiscal 2021, partially offset by the forgiveness of the PPP loan in Fiscal 2021.

As of December 31, 2021, the Company had an accumulated deficit of $23,813,000. Over the course of the last several fiscal years, the Company has implemented a number of expense and personnel cuts, had a salary deferral program, consolidated certain manufacturing operations of the Company, refinanced debt, consummated private placements of shares of Company common stock and entered into an equity line of credit with Lincoln Park Capital Fund, LLC.

From August 2013 until June 2020, the Company maintained a 10% salary deferral program for its sole executive officer, Chief Executive Officer/Principal Financial Officer Melissa Waterhouse. The salary deferral program was initiated by Ms. Waterhouse voluntarily. Another member of senior management participated in the program voluntarily until his retirement in November 2019. After the member of senior management retired, the Company agreed to make payments on the deferred compensation owed to this individual. In Fiscal 2021 and Fiscal 2020, the Company made payments of $20,000 and $57,000, respectively. The deferred compensation owed to this individual was paid in full in May 2021. Once the deferred compensation was paid in full to this individual, the Company began to make payments at the same rate to Ms. Waterhouse given the length of time the amount had been owed and that the last payment (prior to May 2021) made to Ms. Waterhouse was in August 2017. In Fiscal 2021, the Company made payments totaling $33,000 to Ms. Waterhouse. The Company did not make any payments on deferred compensation to Ms. Waterhouse in Fiscal 2020. As of December 31, 2021, the Company had deferred compensation owed to Ms. Waterhouse in the amount of $74,000 and $5,000 in payroll taxes that are due as payments are made to Ms. Waterhouse; for a total of $79,000 in deferred compensation. The Company intends to continue to make payments to Ms. Waterhouse until the deferred compensation is paid in full.

The Company’s current cash balances, together with cash generated from future operations and amounts available under its credit facilities may not be sufficient to fund operations through April 2023. At December 31, 2021, the Company had a Stockholders’ deficit of $(944,000).

The Company’s loan and security agreement and 2020 Term Note with Cherokee for $1,000,000 and $240,000, respectively, expired on February 15, 2022. See Note L – Subsequent Events for more information on the status of the Cherokee loans.

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The Company’s line of credit with Crestmark Bank has a maximum availability of $1,000,000; however, the amount available under the line of credit is much lower as it is based upon the balance of the Company’s accounts receivable. As of December 31, 2021, based on an availability calculation, there were no additional amounts available under the Crestmark line of credit because the Company draws any balance available on a daily basis. If sales levels continue to decline, the Company will have reduced availability on the line of credit due to decreased accounts receivable balances. The line of credit with automatically renew on June 22, 2022 for an additional one year term unless notice of termination from the Company is received by Crestmark not less than sixty (60) days prior to the end of the renewal term.

On December 9, 2020, the Company entered into a Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”) under which Lincoln Park agreed to purchase from the Company, from time to time, up to $10,250,000 of our shares of common stock, par value $0.01 per share, subject to certain limitations set forth in the Purchase Agreement, during the term of the Purchase Agreement. Pursuant to the terms of the Registration Rights Agreement, the Company was required to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of common stock issued and sold as well as the shares of common stock that the Company may elect in the future to issue and sell to Lincoln Park from time to time under the Purchase Agreement. In Fiscal 2021, the Company, the Company received gross proceeds of $125,000 from Lincoln Park as an Initial Purchase under the Purchase Agreement. In Fiscal 2021, the Company received gross proceeds of $639,000 for the balance of the Initial Purchase and Regular Purchase under the Purchase Agreement.

In Fiscal 2021, the Company, through its payroll service provider, processed and mailed a Form 941-X to claim an Employee Retention Credit (“ERC”) refund in the amount of $202,000 on qualified wages paid in the first quarter of 2021. Due to a change in the Form 941-X, the payroll service provider did not process and mail the Company’s Form 941-X to claim an ERC refund in the amount of $198,000 on qualified wages paid in the second quarter of 2021 until October 28, 2021. In the middle of the third quarter of Fiscal 2021, the Company began taking the ERC in its current payroll; which reduced payroll by approximately $44,000 in the third quarter of 2021 and $38,000 in the fourth quarter of Fiscal 2021 (until the ERC program was ended early as part of the Infrastructure bill signed into law on November 15, 2021). Given this, the Company did not have to amend its Form 941 for the third quarter of 2021; rather the Form 941 claiming a refund in the amount of $137,000 was filed electronically with the IRS on November 1, 2021 by the Company’s payroll service provider. On December 28, 2021, the Company received its refund for the third quarter of Fiscal 2021 in the amount of $137,000. Shortly before receiving the first refund, the Company spoke with the Internal Revenue Service (“IRS”) to obtain statuses of our filings.  It was then that the Company was informed that the IRS did not have record of receiving the Company’s Form 941-X for the first quarter of Fiscal 2021 (which was mailed by the service provider in August 2021). The Company re-sent the Form 941-X for the first quarter of Fiscal 2021 via overnight service on December 31, 2021 and the IRS received it on January 5, 2022. This lack of receipt will result in a delay in receiving the expected refund in the amount of $203,000. Based on our discussion with the IRS, we were expecting the refund payment for the second quarter of Fiscal 2020 sometime in February 2022; however, as of the date of this report, we have not received any further refund payments.

If availability under the Crestmark line of credit, cash received from equity sales under the Lincoln Park Purchase Agreement and/or cash received as refunds under the ERC program are not sufficient to satisfy working capital and capital expenditure requirements, the Company will be required to obtain additional credit facilities or sell additional equity securities, or delay capital expenditures which could have a material adverse effect on the Company’s business. There is no assurance that such financing will be available or that the Company will be able to complete financing on satisfactory terms, if at all.

The Company’s ability to repay its current debt may also be affected by general economic, financial, competitive, regulatory, legal, business and other factors beyond the Company’s control, including those discussed herein. If the Company is unable to meet its credit facility obligations, the Company would be required to raise money through new equity and/or debt financing(s) and, there is no assurance that the Company would be able to find new financing, or that any new financing would be at favorable terms.

The Company’s history of limited cash flow and/or operating cash flow deficits and its current cash position raise doubt about its ability to continue as a going concern and its continued existence is dependent upon several factors, including its ability to raise revenue levels and control costs to generate positive cash flows, to facilitate purchases under the Lincoln Park equity line of credit to operations and/or obtain additional credit facilities. Obtaining additional credit facilities may be more difficult as a result of the Company’s operating losses.

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If events and circumstances occur such that 1) the Company cannot raise revenue levels, 2) the Company is unable to control operational costs to generate positive cash flows, 3) the Company cannot maintain its current credit facilities or refinance its current credit facilities, 4) the Company is unable to raise sufficient additional equity or debt financing, or 5) the Company is unable to effect sales under the Lincoln Park Equity Line, we may be required to further reduce expenses or take other steps which could have a material adverse effect on our future performance. The Company’s financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of or classification of liabilities that might be necessary as a result of this uncertainty.

While the Covid-19 pandemic is seemingly winding down, the Company continues to be impacted by it in the form of material delays, cost increases (in both manufacturing and other business costs), labor shortages and decreased sales orders from customers. The Company is unsure as to how long the Company will continue to be impacted negatively. The extent to which the pandemic may continue to impact the Company’s business, liquidity, results of operations and financial condition will depend on future developments, which are still uncertain and cannot be predicted. If the Company, its customers or suppliers experience (or in some cases continue to experience) business disruptions, the Company’s business, liquidity, results of operations and financial condition are likely to be materially adversely affected, and the Company’s ability to access the capital markets may be limited.

Significant Accounting Policies:

[1] Cash equivalents: The Company considers all highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

[2] Accounts Receivable: Accounts receivable consists of mainly trade receivables due from customers for the sale of our products. Payment terms vary on a customer-by-customer basis, and currently range from cash on delivery to net 60 days. Receivables are considered past due when they have exceeded their payment terms. Accounts receivable have been reduced by an estimated allowance for doubtful accounts. The Company estimates its allowance for doubtful accounts based on facts, circumstances and judgments regarding each receivable. Customer payment history and patterns, length of relationship with the customer, historical losses, economic and political conditions, trends and individual circumstances are among the items considered when evaluating the collectability of the receivables. Accounts are reviewed regularly for collectability and those deemed uncollectible are written off. At December 31, 2021 and December 31, 2020, the Company had an allowance for doubtful accounts of $3,000 and $22,000, respectively.

[3] Inventory:Inventory is stated at the lower of cost or net realizable value. Work in process and finished goods are comprised of labor, overhead and raw material costs. Labor and overhead costs are determined on a rolling average cost basis and raw materials are determined on an average cost basis. At December 31, 2021 and December 31, 2020, the Company established an allowance for slow moving and obsolete inventory of $278,000 and $279,000, respectively.

[4] Income taxes:The Company applies Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) ASC 740Income Taxes (“ASC 740”) which prescribes the asset and liability method whereby deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, provided for operating loss carryforwards and are measured using the enacted laws and tax rates that will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits that are not expected to be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that such tax rate changes are enacted. Under ASC 740, tax benefits are recorded only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards. ASU 2019-12, issued in December 2019 was adopted by the Company on January 1, 2021. ASU 2019-12 reduced the complexity of ASC 740 by removing exemptions and simplifying the accounting for franchise taxes, deferred taxes and taxes related to employee’s stock ownership plan.

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[5] Advertising expense:Advertising costs are expensed as incurred.

[6] Leases:The Company applies FASB ASC 842 – Leases (Topic 842) and recognizes a lease “right of use” asset and a lease liability on its balance sheet related to its operating leases, and discloses key information about its leasing arrangements. At December 31, 2021, the Company’s current lease asset was $35,000 and its current lease liability was $35,000. At December 31, 2021, the Company’s long-term lease asset was $5,000 and its long-term lease liability was $3,000.

[7] Depreciation and amortization: Property, plant and equipment are depreciated utilizing the straight-line method over their estimated useful lives; generally 3-5 years for equipment and 30 years for buildings. Leasehold improvements and capitalized lease assets are amortized by the straight-line method over the shorter of their estimated useful lives or the term of the lease. Intangible assets include the cost of patent applications, which are deferred and charged to operations over 19 years. The accumulated amortization of patents is $206,000 at December 31, 2021 and $198,000 at December 31, 2020. At December 31, 2021, the Company determined that its patent asset was impaired and recorded a $100,000 write off of the patent asset. Due to the write-off, no future amortization expense is expected related to the specific patents within the asset.

[8] Revenue recognition: The Company recognizes revenue in accordance with ASC Topic 606.The Company’s revenues result from the sale of goods and reflects the consideration to which the Company expects to be entitled. For its customer contracts, the Company’s performance obligations are identified; which is delivering goods at a determined transaction price, allocation of the contract transaction price with performance obligations (when applicable), and recognition of revenue when (or as) the performance obligation is transferred to the customer. Goods are transferred when the customer obtains control of the goods (which is upon shipment to the customer). The Company’s revenues are recorded at a point in time from the sale of tangible products. Revenues are recognized when products are shipped.

Product returns, discounts and allowances are variable consideration and are recorded as a reduction of revenue in the same period that the related sale is recorded. The Company has reviewed the overall sales transactions for variable consideration and has determined that these costs are not significant. The Company has not experienced any impairment losses, has no future performance obligations and does not capitalize costs to obtain or fulfill contracts.

[9] Shipping and handling: Shipping and handling fees charged to customers are included as a reduction to revenue, and shipping and handling costs incurred by the Company, to the extent of those costs charged to customers, are included in cost of sales.

[10] Research and development: Research and development (“R&D”) costs are charged to operations when incurred. These costs include salaries, benefits, travel expense, costs associated with regulatory applications, supplies, depreciation of R&D equipment and other miscellaneous expenses.

[11] Net loss per common share:Basic loss per common share is calculated by dividing net loss by the weighted average number of outstanding common shares during the period.

Potential common shares outstanding as of December 31, 2021 and 2020:

	December 31, 2021	December 31, 2020
Options	1,937,000	1,987,000
Total	1,937,000	1,987,000

For Fiscal 2021 and Fiscal 2020, the number of securities not included in the diluted loss per share was 1,937,000 and 1,987,000, respectively, as their effect was anti-dilutive due to a net loss in each year.

[12] Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Our management believes the major estimates and assumptions impacting our financial statements are the following:

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•	Estimates of the fair value of stock options and warrants at date of grant;

•	Allowance for doubtful accounts;

•	Allowance for slow moving and obsolete inventory;

•	Estimates of accruals and liabilities; and

•	Deferred income tax valuation allowance.

Estimates are determined using available information. Considerable judgment is required to interpret the specific data used to develop the estimates. The use of different assumptions and/or different valuation techniques may have a material effect on the value of our assets, liabilities and taxes.

The fair value of stock options issued to employees, members of our Board of Directors, and consultants and of warrants issued in connection with debt financings is estimated on the date of grant based on the Black-Scholes options-pricing model utilizing certain assumptions for a risk free interest rate; volatility; and expected remaining lives of the awards. The assumptions used in calculating the fair value of share-based payment awards represent management's best estimates, but these estimates involve inherent uncertainties and the application of management judgment.

As a result, if factors change and the Company uses different assumptions, the Company's equity-based compensation expense could be materially different in the future. In addition, the Company is required to estimate the expected forfeiture rate and only recognize expense for those shares expected to vest. In estimating the Company's forfeiture rate, the Company analyzed its historical forfeiture rate, the remaining lives of unvested options, and the amount of vested options as a percentage of total options outstanding.

If the Company's actual forfeiture rate is materially different from its estimate, or if the Company reevaluates the forfeiture rate in the future, the equity-based compensation expense could be significantly different from what we have recorded in the current period.

Actual results may differ from estimates and assumptions of future events.

[13] Impairment of long-lived and intangible (patent) assets: When the carrying balance of the Company’s patents is more than what it could be sold for on the open market and/or is not recoverable through future use, the Company decreases its value. In determining whether the carrying value is not recoverable, the Company estimates the sum of the undiscounted expected cash flows from the use of the patent or its possible sale. If the results in an amount less that the patents’ value on the financial statements, the Company will deem the patent’s carrying value on the balance sheet to be impaired by the amount that the carrying value exceeds the fair market value of the asset. The decrease in the patent’s value will then be included as a loss in the Company’s profit and loss statement. Because it is difficult to determine and support what our patents could be sold for on the open market, we performed an expected cash flow analysis to determine impairment. Due to the nature of the patents included in the Company’s patent asset and expected revenue specifically related to the patents known at the time of the analysis, the Company determined the patent asset was impaired at December 31, 2021 and recorded a loss of $100,000 in its statement of operations for Fiscal 2021. The Company did not record any loss related to patent impairment in Fiscal 2020. The Company believes the carrying values of its fixed assets are recoverable and impairment does not exist.

[14] Financial Instruments: The Company’s financial instruments include cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and short and long-term debt. The fair values of these financial instruments approximate their stated amounts because of the short maturity of the instruments.

The valuation hierarchy is composed of three levels. The classification within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The levels within the valuation hierarchy under ASC 820 are described below:

Level 1: Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

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Level 2: Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3: Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities

The Company endeavors to utilize the best available information in measuring fair value. Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash —The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value due to the short-term maturity of these instruments.

Line of Credit and short term and long-term debt—The carrying amounts of the Company’s borrowings under its line of credit and other long-term debt approximates fair value, based upon current interest rates, some of which are variable interest rates.

Other Asset/liabilities– The carrying amounts reported in the balance sheet for other current assets and liabilities approximates their fair value, based on the nature of the assets and liabilities.

[15] Accounting for share-based payments and stock warrants: The Company accounts for stock-based compensation in accordance with ASC No. 718, “Compensation-Stock Compensation.” ASC No. 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an Option-Pricing Model. The Company uses the Black-Scholes option pricing model to determine the fair value of stock options and warrants and recognizes compensation expenses starting on the date of the grant and over the vesting period of the stock option/warrant. There were 1,937,000 stock options issued and outstanding as of December 31, 2021, all of which are completely vested.

[16] Concentration of credit risk:The Company sells products primarily to United States customers and distributors. Credit is extended based on an evaluation of the customer’s financial condition.

At December 31, 2021, one customer accounted for 64.5%, one customer accounted for 12.7% and one customer accounted for 10.4% of accounts receivable. A substantial portion of these balances was collected in the first quarter of the year ending December 31, 2022.

At December 31, 2020, one customer accounted for 68.0% of the Company’s accounts receivable. A substantial portion of this balance was collected in the first quarter of the year ending December 31, 2021. Due to the long standing nature of the Company’s relationship with this customer and contractual obligations, the Company is confident it will recover these amounts.

The Company has established an allowance for doubtful accounts of $3,000 and $22,000 December 31, 2021 and December 31, 2020, respectively, based on factors surrounding the credit risk of our customers and other information.

The Company maintains certain cash balances at financial institutions that are federally insured and at times the balances have exceeded federally insured limits.

[17] New accounting pronouncements:

In the year ended December 31, 2021, we adopted the following accounting standards set forth by the Financial Accounting Standards Board (“FASB”):

ASU 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes”, issued in December 2019 reduces the complexity by removing exemptions and simplifying the accounting for franchise taxes, deferred taxes and taxes related to employee’s stock ownership plan. The requirements in ASU 2019-12 were effective for public companies for fiscal years beginning after December 15, 2020, including interim periods. The Company adopted ASU 2019-02 on January 1, 2021 and the adoption did not have an impact on the Company’s financial condition or results of operation.

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ASU 2020-01, “Investments-Equity Securities (Topic 321), Investments-Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815)”, issued in January 2020, clarifies certain interactions between the guidance to account for certain equity securities under Topic 321, the guidance to account for investments under the equity method of accounting in Topic 323, and the guidance in Topic 815, which could change how an entity accounts for an equity security under the measurement alternative or a forward contract or purchased option to purchase securities that, upon settlement of the forward contract or exercise of the purchased option, would be accounted for under the equity method of accounting or the fair value option in accordance with Topic 825, Financial Instruments. These amendments improved current GAAP by reducing diversity in practice and increasing comparability of the accounting for these interactions. The requirements in ASU 2021-01 were effective for public companies for fiscal years beginning after December 15, 2020, including interim periods within the fiscal year. The Company adopted ASU 2020-01 on January 1, 2021 and the adoption did not have an impact on the Company’s financial condition or results of operation.

ASU 2020-06, “Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity”, issued in August 2020 simplifies the accounting for convertible debt and convertible preferred stock by removing the requirements to separately present certain conversion features in equity. In addition, the amendments also simplify the guidance in ASC Subtopic 815-40, Derivatives and Hedging: Contracts in Entity’s Own Equity, by removing certain criteria that must be satisfied in order to classify a contract as equity, which is expected to decrease the number of freestanding instruments and embedded derivatives accounted for as assets or liabilities. Finally, the amendments revise the guidance on calculating earnings per share, requiring use of the if-converted method for all convertible instruments and rescinding an entity’s ability to rebut the presumption of share settlement for instruments that may be settled in cash or other assets. The amendments were effective for public companies for fiscal years beginning after December 15, 2021. Early adoption was permitted, but no earlier than fiscal years beginning after December 15, 2020. The guidance must be adopted as of the beginning of the fiscal year of adoption. The Company adopted ASU 2020-06 on January 1, 2021 and the adoption did not have an impact on the Company’s financial condition or results of operation.

ASU 2021-04, Earnings Per Share (Topic 260), Debt-Modifications and Extinguishments (Subtopic 470-50), Compensation-Stock Compensation (Topic 718), and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40), issued in May 2021, addresses an issuer’s accounting for certain modifications or exchanges of freestanding equity-classified written call options. This amendment is effective for all entities, for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. The Company adopted ASU 2021-04 on January 1, 2022 and the adoption did not have an impact on the Company’s financial condition or results of operations.

ASU 2021-10, Government Assistance (Topic 832), Disclosures by Business Entities About Government Assistance, issued in November 2021 requires entities to provide disclosures on material government assistance transactions for annual reporting periods. The disclosures include information around the nature of the assistance, the related accounting policies used to account for government assistance, the effect of government assistance on the entity’s financial statements, and any significant terms and conditions of the agreements, including commitments and contingencies. The Company adopted ASU 2021-10 on January 1, 2022 and the adoption did not have an impact on our financial condition or results of operations as ASU-2021-10 only impacts annual financial statement footnote disclosures.

Accounting Standards Issued; Not Yet Adopted

Any other new accounting pronouncements recently issued, but not yet effective, have been reviewed and determined to be not applicable or were related to technical amendments or codification. As a result, the adoption of such new accounting pronouncements, when effective, is not expected to have a material effect on the Company’s financial position or results of operations.

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NOTE B - INVENTORY

Inventory is comprised of the following:

	December 31, 2021	December 31, 2020

Raw materials	$462,000	$534,000
Work in process	109,000	127,000
Finished goods	150,000	154,000
Allowance for slow moving and obsolete inventory	(278,000)	(279,000)
	$443,000)	$$536,000

NOTE C – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, is comprised of the following:

	December 31, 2021	December 31, 2020

Land	$102,000	$102,000
Buildings and improvements	1,352,000	1,352,000
Manufacturing and warehouse equipment	2,110,000	2,110,000
Office equipment (incl. furniture and fixtures)	412,000	412,000
	3,976,000	3,976,000
Less accumulated depreciation	(3,459,000)	(3,400,000)
	$517,000	$576,000

Depreciation expense was $60,000 in Fiscal 2021 and $71,000 in Fiscal 2020.

NOTE D – ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

                Accrued expenses and other current liabilities consisted of the following as of December 31, 2021 and December 31, 2020:

	December 31, 2021	December 31, 2020
Accounting fees	$70,000	$80,000
Interest payable	25,000	22,000
Accounts receivable credit balances	18,000	5,000
Sales tax payable	185,000	164,000
Deferred compensation	79,000	138,000
Customer deposits	52,000	167,000
Other current liabilities	38,000	44,000
	$467,000	$620,000

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NOTE E – DEBT AND LINE OF CREDIT

The Company’s Line of Credit and Debt consisted of the following as of December 31, 2021 and December 31, 2020:

	December 31, 2021	December 31, 2020

Loan and Security Agreement with Cherokee Financial, LLC: 5 year note executed on February 15, 2015, at a fixed annual interest rate of 8% plus a 1% annual oversight fee, interest only and oversight fee paid Loan was extended for one year (until February 15, 2021) on February 15, 2020 under the same terms and conditions as original loan. Loan was further extended in February 2021 to February 15, 2022. A penalty of $100,000 was added to the loan principal and the annual interest rate was increased to 10% on February 15, 2021 in connection with the extension. Loan is collateralized by a first security interest in building, land and property. See Note L – Subsequent Events

	$1,000,000	$900,000
Crestmark Line of Credit: Line of credit that will auto-renew on June 22, 2022 for another 12 months unless the Company provides 60 days advance notice of non-renewal. Interest is payable at a variable rate based on WSJ Prime plus 3% with a floor or 5.25%; loan fee of 0.5% annually & monthly maintenance fee of 0.3% on actual loan balance from prior month. Early termination fee of 2% if terminated prior to natural expiration. Loan is collateralized by first security interest in receivables and inventory and the all-in interest rate as of the date of this report is 11.95%.	178,000	277,000

2019 Term Loan with Cherokee Financial, LLC: 1 year note at an annual fixed interest rate of 18% paid quarterly in arrears and a balloon payment being due on February 15, 2020. Loan was extended in February 2020, until February 15, 2021, under the same terms and conditions. A penalty of $20,000 was added to the loan principal on February 15, 2020 in connection with the extension of the loan. Loan was further extended in February 2021 to February 15, 2022. Another penalty of $20,000 was added to the loan principal on February 15, 2021 in connection with the additional extension of the loan. See Note L – Subsequent Events

	240,000	220,000
April 2020 PPP Loan with Crestmark: 2 year SBA loan at 1% interest with first payment due October 2020. Entire Loan principal and all interest were forgiven on August 3, 2021.	0	332,000
November 2020 Shareholder Note; no terms, note was paid on February 24, 2021 with proceeds from Lincoln Park financing.	0	25,000
November 2020 Shareholder Note: Term loan at 7% interest (Prime + 3.75%), with an initial term of 6 months which was extended for another 6 months on May 4, 2021 to November 4, 2021. Interest only payments are being made on the loan. Loan was extended on November 3, 2021 to November 4, 2022 with no changes to any terms of the note.	50,000	50,000
December 2021 Shareholder Notes: Two term loans with two non-affiliated shareholders at 7% interest until principal and interest are both due in full, or until June 15, 2022. The first interest payments are due on March 15, 2022 and payment of final interest and principal are due June 15, 2022, or earlier as we receive further ERC refunds.	75,000	0
Total Debt	$1,543,000	$1,804,000
Current portion	$1,543,000	$684,000
Long-term portion, net of current portion	$0	$1,120,000

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LOAN AND SECURITY AGREEMENT WITH CHEROKEE FINANCIAL, LLC. (“CHEROKEE”)

On March 26, 2015, the Company entered into a LSA with Cherokee (the “Cherokee LSA”). The debt with Cherokee is collateralized by a first security interest in real estate and machinery and equipment. Under the Cherokee LSA, the Company was provided the sum of $1,200,000 in the form of a 5-year Note at a fixed annual interest rate of 8%; paid quarterly in arrears. In addition to the 8% interest, the Company is required to pay Cherokee a 1% annual fee for oversight and administration of the loan. This oversight fee is paid in cash and is paid contemporaneously with the quarterly interest payments. The Company received net proceeds of $80,000 after $1,015,000 of debt payments, and $105,000 in other expenses and fees which, were deducted from the balance on the Cherokee LSA and amortized over the initial term of the debt (in accordance with ASU No. 2015-03).  The Company was required to make annual principal reduction payments of $75,000 on each anniversary of the date of the closing; with the first principal reduction payment being made on February 15, 2016 and the last principal reduction payment being made on February 15, 2019; partially with proceeds received from a term loan with Cherokee (See 2019 Term Loan with Cherokee within this Note E).

In February 2020, the Company extended the due date of the Cherokee LSA (with a balance of $900,000) to February 15, 2021. No terms of the facility were changed in February 2020. In connection with this extension, the Company was required to issue 2% of the $900,000 principal, or $18,000, in 257,143 restricted shares of the Company’s common stock to Cherokee.

On February 24, 2021, the Company completed a transaction related to another one-year Extension Agreement dated February 14, 2021 (the “Second Extension”) with Cherokee under which Cherokee extended the due date of the Cherokee LSA to February 15, 2022.

Under the terms of the Second Extension, the Cherokee LSA was increased to $1,000,000 to include a $100,000 penalty that was due as a result of the Company being unable to pay back the principal balance to Cherokee on February 15, 2021. Under the Second Extension, the annual interest rate on the Cherokee LSA was increased to a fixed rate of 10% (the prior fixed rate was 8%) plus a 1% annual oversight fee (that remained unchanged). Interest and the oversight fee are being paid quarterly with the first payment being made on May 15, 2021.

Under the terms of the Second Extension Agreement, if the Company doesn’t pay off the principal on or before February 15, 2022, Cherokee may impose an 8% delinquent fee. This delinquent fee would only apply to the principal balance is on February 15, 2022.

Cantone Research, Inc. earned a 3% fee on the extended principal of $900,000 (or $27,000) for their services related to securing the Second Extension with Cherokee investors. This 3% service fee would be “rebated” if the Company prepaid any, or a portion, of the loan. As an example, if the Company made a principal reduction payment of $100,000, only $97,000 in cash would need to be remitted to Cherokee to have the $100,000 taken off the principal balance. The fee paid to Cantone Research, Inc. was recorded as a bank fee and is included in general and administrative expenses. The Company also paid Cherokee’s legal fees in the amount of $1,000.

The Company recognized $98,000 in interest expense related to the Cherokee LSA in Fiscal 2021 and, $89,000 in interest expense related to the Cherokee LSA in Fiscal 2020 (of which $16,000 is debt issuance cost amortization recorded as interest expense).

On August 18, 2021, we issued 625,000 restricted shares of common stock to Cherokee in lieu of paying the $25,000 August 2021 interest payment in cash. The closing price of the Company’s common shares on the date of the payment in lieu of cash was $0.04.

The Company incurred $8,000 in accrued interest expense at December 31, 2021 related to the Cherokee LSA and, $12,000 in accrued interest expense at December 31, 2020.

As of December 31, 2021 and December 31, 2020, the balance on the Cherokee LSA was $1,000,000 and 900,000, respectively.

In the event of default, this includes, but is not limited to; the Company’s inability to make any payments due under the Cherokee LSA (as amended) Cherokee has the right to increase the interest rate on the financing to 18%. A final balloon payment was due on February 15, 2022. See Note L – Subsequent Events for more information on the status of the Cherokee LSA.

LINE OF CREDIT WITH CRESTMARK BANK (“CRESTMARK”)

On June 29, 2015 (the “Closing Date”), the Company entered into a Loan and Security Agreement (“LSA”) with Crestmark related to a revolving line of credit (the “Crestmark LOC”). The Crestmark LOC is used for working capital and general corporate purposes. Upon completion of the initial 5 year term, the Crestmark LOC automatically renews for additional one (1) year terms unless notice of termination from the Company is received by Crestmark not less than sixty (60) days prior to the end of the renewal term. The current maturity date of the Crestmark LOC is June 22, 2022.

D-19

Originally, availability under the Crestmark LOC was based on certain inventory components (under a specific formula previously defined in prior periodic reports) and receivables. The maximum available under the Crestmark LOC was $1,500,000. However on June 25, 2018, the facility was amended to decrease the amounts available under the inventory component until availability under the inventory component was zero; making the Crestmark LOC a receivables-based only line of credit as of July 1, 2020. The facility was further amended on June 22, 2020 to decrease the maximum availability (“Maximum Amount”) under the Crestmark LOC to $1,000,000.

The Crestmark LOC has a minimum loan balance requirement of $500,000. At December 31, 2021, the Company did not meet the minimum loan balance requirement as our balance was $178,000. Under the LSA, Crestmark has the right to calculate interest on the minimum balance requirement rather than the actual balance on the Crestmark LOC (and they are exercising that right). The Crestmark LOC is secured by a first security interest in the Company’s inventory, and receivables and security interest in all other assets of the Company (in accordance with permitted prior encumbrances).

As part of the amendment on June 22, 2020, the minimum Tangible Net Worth (“TNW”) covenant (previously defined in other periodic reports) was removed effective with the quarter ended June 30, 2020.

In the event of a default of the LSA, which includes but is not limited to, failure of the Company to make any payment when due, Crestmark is permitted to charge an Extra Rate. The Extra Rate is the Company’s then current interest rate plus 12.75% per annum.

Interest on the Crestmark LOC is at a variable rate based on the Prime Rate plus 3% with a floor of 5.25%. As of December 31, 2021 and as of the date of this report, the interest only rate on the Crestmark LOC is 6.50%. As of the date of this report, with all fees considered (the interest rate + an Annual Loan Fee of $7,500 + a monthly maintenance fee of 0.30% of the actual average monthly balance from the prior month), the interest rate on the Crestmark LOC is 11.95%.

The Company incurred $50,000 and $41,000 in interest expense related to the Crestmark LOC in Fiscal 2021 and Fiscal 2020, respectively.

Given the nature of the administration of the Crestmark LOC, at December 31, 2021 and December 31, 2020, the Company had $0 in accrued interest.

As of December 31, 2021 and December 31, 2020, the balance on the Crestmark LOC was $178,000 and $277,000, respectively. There is no in additional availability under the Crestmark LOC at December 31, 2021 because we draw any balance available on a daily basis.

2019 TERM LOAN WITH CHEROKEE

On February 25, 2019, the Company entered into an agreement dated (and effective) February 13, 2019 with Cherokee under which Cherokee provided the Company with a loan in the amount of $200,000. The annual interest rate under the 2019 Cherokee Term Loan is 18% (fixed) paid quarterly in arrears.

On February 24, 2020, the Company completed a transaction related to a one-year Extension Agreement dated February 14, 2020 (the “Extension Agreement”) with Cherokee under which Cherokee extended the due date of the 2019 Cherokee Term Loan to February 15, 2021. No terms of the facility were changed under the Extension Agreement. For consideration of the Extension Agreement, the Company issued 1.5% of the $200,000 principal, or $3,000, in 42,857 restricted shares of the Company’s common stock to Cherokee. The Company also incurred a penalty in the amount of $20,000 which was added to the principal balance of the 2019 Cherokee Term Loan.

The final balloon payment was due on February 15, 2021; however the Company further extended the 2019 Cherokee Term Loan on February 24, 2021 to February 15, 2022. Under the terms of the extension, the 2019 Cherokee Term Loan was increased to $240,000 to include a $20,000 penalty that was due as a result of the Company being unable to pay back the principal balance to Cherokee on February 15, 2021. The annual interest rate under the 2019 Cherokee Term Loan remains fixed at 18% paid quarterly in arrears with the first interest payment being due on May 15, 2021. If the Company doesn’t pay off the principal on or before February 15, 2022, Cherokee may impose an 8% delinquent fee. This delinquent fee would only apply to the principal balance is on February 15, 2022.

D-20

The Company recognized $43,000 in interest expense related to the 2019 Cherokee Term Loan in Fiscal 2021. The Company recognized $40,000 in interest expense related to the 2019 Cherokee Term Loan in Fiscal 2020 (of which $1,000 is debt issuance cost amortization recorded as interest expense).

On August 18, 2021, we issued 270,000 restricted shares of common stock to Cherokee in lieu of paying the $11,000 August 2021 interest payment in cash. The closing price of the Company’s common shares on the date of the payment in lieu of cash was $0.04.

The Company had $4,000 in accrued interest expense related to the 2019 Cherokee Term Loan at December 31, 2021 and $7,000 in accrued interest expense at December 31, 2020. The balance on the 2019 Cherokee Term Loan is $240,000 at December 31, 2021 and $220,000 at December 31, 2020.

In the event of default, this includes, but is not limited to, the Company’s inability to make any payments due under the Agreement; Cherokee has the right to increase the interest rate on the financing to 20%. A final balloon payment was due on February 15, 2022. See Note L – Subsequent Events for more information on the status of the 2019 Cherokee Term Loan.

SBA PAYCHECK PROTECTION LOAN (PPP LOAN)

On April 22, 2020, the Company entered into a Promissory Note (“PPP Note”) for $332,000 with Crestmark Bank, pursuant to the U.S. Small Business Administration Paycheck Protection Program under Title I of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act passed by Congress and signed into law on March 27, 2020. The PPP Note was unsecured, with an interest rate of 1.00% per annum, with principal and interest payments deferred for the first six months, and would mature in two years. On June 15, 2021, the Company applied for forgiveness of the PPP loan in the amount of $332,000 under PPP guidelines. Our forgiveness application was reviewed by the SBA and on August 3, 2021, the Small Business Administration remitted payment to Crestmark Bank for the balance of the PPP Loan principal and all interest due on the PPP Loan.

Interest in the amount of $3,000 was forgiven along with the principal. Since the loan was paid in full, there was $0 in accrued interest at December 31, 2021. The Company had $2,000 in accrued interest expense related to the PPP loan in Fiscal 2020; however as indicated previously, all interest was forgiven in August 2021.

The balance on the PPP Loan was $0 at December 31, 2021 and $332,000 at December 31, 2020.

NOVEMBER 2020 LOAN

On November 6, 2020, the Company entered into a loan agreement with our (then) Chairman of the Board Chaim Davis, under which Davis provided the Company the sum of $25,000 (the “November 2020 Loan”). There were no expenses or interest related to the November 2020 loan. The Company incurred $0 in interest expense in both Fiscal 2021 and Fiscal 2020. The balance on the November 2020 Term Loan was $0 at December 31, 2021 as the principal amount of $25,000 was paid in full on February 24, 2021.

NOVEMBER 2020 SHAREHOLDER TERM LOAN

On November 4, 2020, the Company entered into a loan agreement with an unaffiliated, individual shareholder in the amount of $50,000. There were no expenses related to the term loan and the interest rate is 7% (Prime + 3.75%). The first interest only payment was paid on February 4, 2021 and the final interest payment and 50,000 principal was due on May 4, 2021. On May 4, 2021, the Company extended this loan for another 6 months, or until November 4, 2021. The interest rate and all other terms of the note remained unchanged under the Extension.

On November 4, 2021, the Company entered into a twelve-month Extension Agreement (the “Extension”) with the shareholder. Under the Extension, the principal is now due on November 4, 2022. The interest rate and all other terms of the note remain unchanged under the Extension. All interest payments due to the shareholder have been paid as required with the next interest payment being due on May 4, 2022.

The Company recognized $3,000 in interest expense related to this loan in Fiscal 2021 and less than $1,000 in interest expense in Fiscal 2020. The Company had accrued less than $1,000 in interest expense related to this loan at December 31, 2021 and less than $1,000 at December 31, 2020.

D-21

DECEMBER 2021 SHAREHOLDER LOANS

On December 14, 2021, the Company entered into Loan Agreements with two non-affiliated investors resulting in gross (and net) proceeds of $75,000 as there were no costs associated with the loans. The loans bear interest of 7% per annum until principal and interest are both due in full, or until June 15, 2022. The first interest payments are due on March 15, 2022 and payment of final interest and principal are due June 15, 2022, or earlier as we receive further ERC refunds.

OTHER DEBT INFORMATION

In addition to the debt indicated previously, previous debt facilities (paid in full via refinance or conversion into equity) are as follows:

JULY 2019 TERM LOAN WITH CHAIM DAVIS, ET AL

On July 31, 2019, the Company entered into loan agreements with two (2) individuals, under which each individual provided the Company the sum of $7,000 (for a total of $14,000) to be used in connection with certain fees and/or expenses related legal matters of the Company (the “July 2019 Term Loan”). One of the individuals was our (then) Chairman of the Board, Chaim Davis. There were no expenses related to the July 2019 Term Loan. The first payment of principal and interest was due on September 1, 2019 and the last payment of principal and interest was due on October 1, 2020. The annual interest rate of the July 2019 Term Loan was fixed at 7.5% (which represented the WSJ Prime Rate when the loan agreements were executed) +2.0%.

The balance on the 2019 Term Loan was $10,000 at December 31, 2019. In February 2020, all amounts loaned under the July 2019 Term Loan were converted into equity as part of the February 2020 Private Placement. Any interest that was incurred under the facility in 2019 and up to the conversion in February 2020 was forgiven by the holders. The balance on the July 2019 Term Loan was $0 at December 31, 2020.

DECEMBER 2019 CONVERTIBLE NOTE

On December 31, 2019, the Company entered into a Convertible Note with one individual in the amount of $25,000 (“2019 Convertible Note”). Under the terms of the 2019 Convertible Note, the principal amount would convert into equity within 120 days of the origination of the note or upon the close of a contemplated private placement in early 2020, whichever was sooner. The 2019 Convertible Note did not bear any interest and was ultimately converted into equity as part of a private placement closed in February 2020. The balance on the 2019 Convertible Note was $0 at December 31, 2020.

NOTE F – INCOME TAXES

The Company follows ASC 740 “Income Taxes” (“ASC 740”) which prescribes the asset and liability method whereby deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted laws and tax rates that will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits that are not expected to be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that such tax rate changes are enacted. Under ASC 740, tax benefits are recorded only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits Net Operating Loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. With regards to the use of net losses incurred for 2018 and later, such net operating losses have no expiration, while taxable income can only be offset up to 80% of taxable income. Net operating losses incurred prior to 2018 may be fully utilized to offset taxable income.

D-22

A reconciliation of the U.S. Federal statutory income tax rate to the effective income tax rate is as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Tax expense at federal statutory rate	(21%)	(21%)
State tax expense, net of federal tax effect	0%	0%
Permanent differences	(12%)	-
Expired NOL	119%	42%
Deferred income tax asset valuation allowance	(86%)	(21%)
Effective income tax rate	(0%)	(0%)

Significant components of the Company’s deferred income tax assets are as follows:

	December 31, 2021	December 31, 2020
	13,
Inventory capitalization	$8,000	$8,000
Inventory allowance	72,000	73,000
Allowance for doubtful accounts	1,000	6,000
Accrued compensation	18,000	18,000
Stock based compensation	160,000	162,000
Deferred wages payable	21,000	36,000
Depreciation – property, plant and equipment	(24,000)	(5,000)
Research and development credits	24,000	22,000
Net operating loss carry-forward	2,631,000	3,123,000
Total gross deferred income tax assets	2,911,000	3,443,000
Less deferred income tax assets valuation allowance	(2,911,000)	(3,443,000)
Net deferred income tax assets	$0	$0

The valuation allowance for net deferred income tax assets as of December 31, 2021 and December 31, 2020 was $2,911,000 and $3,443,000, respectively. The net change in the valuation allowance was $532,000 for Fiscal 2021 and $224,000 for Fiscal 2020. The Company believes that it is more likely than not that the net deferred tax assets will not be realized.

As of December 31, 2021, the prior three years remain open for examination by the federal or state regulatory agencies for purposes of an audit for tax purposes.

At December 31, 2021, the Company had Federal net operating loss carry-forwards for income tax purposes of approximately $2,631,000 and research and development credits of $24,000. The Company’s net operating loss carry-forwards begin to expire in 2022 and continue to expire through 2037. Net operating losses incurred from 2018 to date have no expiration date.  In assessing the realizability of net deferred income tax assets, management considers whether or not it is more likely than not that some portion or all of the net deferred income tax assets will be realized. The ultimate realization of net deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies in making this assessment.

The Company’s ability to utilize the operating loss carry-forwards may be subject to an annual limitation in future periods pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, if future changes in ownership occur.

The Company recognizes potential interest and penalties related to income tax positions as a component of the provision for income taxes on operations. The Company does not anticipate that total unrecognized tax benefits will materially change in the next twelve months.

D-23

NOTE G – OTHER INCOME / EXPENSE

Other income of $718,000 in Fiscal 2021 consisted of income related to the forgiveness of our PPP loan in the amount of $335,000, other income of $58,000; which is $50,000 related to certain non-refundable prepayments (customer deposits) that were forfeited when the customer did not remit the remaining amounts due on the order and $8,000 in income related to gains on certain liabilities, $619,000 in income from the Employee Retention Credit recognized in Fiscal 2021 (which is $44,000 in credits taken in Q3 2021, $38,000 in credit taken in Q4 2021 and $537,000 in refunds filed for credits in the first three quarters of 2021). This income was offset by interest expense associated with our credit facilities (our line of credit, our two loans with Cherokee Financial, LLC and a shareholder loan) and a $100,000 write off related to impairment of the Company’s patent asset.

Other expense of $173,000 in Fiscal 2020 consisted of interest expense associated with our credit facilities (our line of credit, equipment loan with Crestmark Bank and our two loans with Cherokee Financial, LLC) nominally offset by $2,000 in other income.

NOTE H – STOCKHOLDERS’ EQUITY

[1] Stock option plans:The Company currently has two non-statutory stock option plans, the Fiscal 2001 Non-statutory Stock Option Plan (the “2001 Plan”) and the 2013 Equity Compensation Plan (the “2013 Plan”). Both plans have been adopted by our Board of Directors and approved by our shareholders. Both the 2001 Plan and the 2013 Plan have options available for future issuance. Any common shares issued as a result of the exercise of stock options would be new common shares issued from our authorized issued shares.

[2] Stock options:During Fiscal 2021 and Fiscal 2020, the Company issued 0 options to purchase shares of common stock.

As of December 31, 2021, there were 1,937,000 options issued and outstanding under the 2001 Plan. There were no options issued under the 2013 Plan, making the total issued and outstanding options 1,937,000 as of December 31, 2021. Of the total options issued and outstanding, 1,937,000 were fully vested as of December 31, 2021. As of December 31, 2021, there were 1,780,000 options available for issuance under the 2001 Plan and 4,000,000 options available under the 2013 Plan.

Stock option activity for Fiscal 2021 and Fiscal 2020 is summarized as follows: (the figures contained within the tables below have been rounded to the nearest thousand)

	Year Ended December 31,2021			Year Ended December 31, 2020
	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value
Options outstanding-beginning of year	1,987,000	$0.13		2,252,000	$0.13
Granted	0	NA		0	NA
Exercised	0	NA		0	NA
Cancelled/expired	(50,000)	$0.13		(265,000)	$0.10
Options outstanding-end of year	1,937,000	$0.13	$1,000	1,987,000	$0.13	$291,324
Options exercisable-end of year	1,937,000	$0.13		1,987,000	$0.13

D-24

The following table presents information relating to stock options outstanding as of December 31, 2021:

Options Outstanding				Options Exercisable
		Weighted	Weighted		Weighted
		Average	Average		Average
Range of Exercise		Exercise	Remaining		Exercise
Price	Shares	Price	Life in Years	Shares	Price

$0.07 - $0.11	910,000	$0.11	4.59	910,000	$0.11
$0.12 - $0.16	730,000	$0.13	2.90	730,000	$0.13
$0.18 - $0.26	297,000	$0.19	0.68	297,000	$0.19
TOTAL	1,937,000	$0.13	3.35	1,937,000	$0.13

The Company recognized $0 in share based payment expense related to stock options in Fiscal 2021 and $2,000 in share based payment expense in Fiscal 2020. As of December 31, 2021, there was $0 of total unrecognized share based payment expense related to stock options.

[3] Warrants:

Warrant activity for Fiscal 2021 and Fiscal 2020 is summarized as follows:

	Year Ended December 31, 2021			Year Ended December 31, 2020
	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value
Warrants outstanding at beginning of year	0	NA		2,000,000	$0.18
Granted	0	NA		0	NA
Exercised	0	NA		0	NA
Cancelled/expired	0	NA		(2,000,000)	NA
Warrants outstanding at end of year	0	NA	None	0	NA	None
Warrants exercisable at end of year	0	NA		0	NA

NOTE I – COMMITMENTS, CONTINGENCIES AND OTHER MATTERS

[1] Operating leases:The Company leases office and R&D/production facilities in New Jersey under a, non-cancellable operating lease through December 31, 2022. The Company also leases office support equipment through July 2022 and December 2025. At December 31, 2021, the future minimum rental payments under these operating leases are as follows:

2022	38,000
2023	1,000
2024	1,000
2025	1,000
2026	0
$41,000

D-25

Rent Expense was $47,000 in Fiscal 2021 and $46,000 in Fiscal 2020.

[2] Employment agreements:The Company has an employment agreement in place with its Chief Executive Officer/Principal Financial Officer, Melissa Waterhouse. The employment agreement with Ms. Waterhouse provides for a $160,000 annual salary (although the salary of Ms. Waterhouse was deferred by 10% through June 2020; resulting in deferred compensation due to Waterhouse in the amount of $73,000 through December 31, 2021). The employment agreement contains severance provisions; in the event the Company terminates Ms. Waterhouse’s employment for any reason other than cause (which is defined under the employment agreement), Ms. Waterhouse would receive severance pay equal to 12 months of her base salary at the time of termination, with continuation of all medical benefits during the twelve-month period at the Company’s expense. In addition, Ms. Waterhouse may tender her resignation and elect to exercise the severance provision if she is required to relocate more than 50 miles from the Company’s New York facility as a continued condition of employment, if there is a substantial change in the responsibilities normally assumed by her position, or if she is asked to commit or conceal an illegal act by an officer or member of the board of directors of the Company. In the case of a change in control of the Company, Ms. Waterhouse would be entitled to severance pay equal to two times her base salary under certain circumstances.

[3] Legal:

From time to time, the Company may be named in immaterial legal proceedings in connection with matters that arise during the normal course of business. While the ultimate outcome of any such litigation cannot be predicted, if the Company is unsuccessful in defending any such immaterial litigation, the resulting financial losses are not expected to have a material adverse effect on the financial position, results of operations and cash flows of our company.

[4] Property Taxes:The Company is currently delinquent in its property and school taxes. The Company has been communicating with the county over the past several months to discuss options for payment of the delinquent taxes; including, but not limited to, entering into a payment plan offered by the county.

NOTE J – LINCOLN PARK EQUITY LINE OF CREDIT

On December 9, 2020, the Company entered into a Purchase Agreement and a Registration Rights Agreement with Lincoln Park (together the “Agreements”) under which Lincoln Park agreed to purchase from the Company, from time to time, up to $10,250,000 of its shares of common stock, par value $0.01 per share, subject to certain limitations set forth in the Purchase Agreement, during the term of the Purchase Agreement (two years). On December 9, 2020, the Company sold 500,000 shares of common stock to Lincoln Park in an initial purchase under the Purchase Agreement for a purchase price of $125,000. As consideration for Lincoln Park’s irrevocable commitment to purchase common shares upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, on December 9, 2020, the Company also issued 1,250,000 shares of common stock to Lincoln Park as commitment shares. The commitment shares were valued at $138,000 and recorded as an addition to equity for the issuance of common stock and treated as a reduction to equity as a cost of capital to be raised under the Lincoln Park facility. While this commitment fee relates to the entire offering and the purchases of common shares that will occur over time, the Company recorded the entire commitment fee as issuance costs in additional paid-in capital at the time the commitment fee was paid because the offering had been consummated, but, at the time the shares of common stock were issued for the commitment fee, there was no guaranteed future economic benefit from the payment of the fee.

Pursuant to the terms of the Registration Rights Agreement, the Company was required to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of common stock issued and sold as well as the shares of common stock that the Company may elect in the future to issue and sell to Lincoln Park from time to time under the Purchase Agreement. The Company filed the Form S-1 on December 29, 2020 and the SEC declared the Form S-1, as amended, on January 11, 2022. On January 11, 2021, the Company sold the remaining 500,000 shares of common stock to Lincoln Park required as an initial purchase under the Purchase Agreement for a purchase price of $125,000.

D-26

From and after the Commencement, under the Purchase Agreement, on any business day selected by the Company on which the closing sale price of its common stock exceeds $0.05, the Company may direct Lincoln Park to purchase up to 200,000 common shares on the applicable purchase date (a “Regular Purchase”), which maximum number of shares may be increased to certain higher amounts up to a maximum of 250,000 common shares, if the market price of the Company’s common stock at the time of the Regular Purchase equals or exceeds $0.20 and which maximum number of shares may be further increased to certain higher amounts up to a maximum of 500,000 common shares, if the market price of the Company’s common stock at the time of the Regular Purchase equals or exceeds $0.50  (such share and dollar amounts subject to proportionate adjustments for stock splits, recapitalizations and other similar transactions as set forth in the Purchase Agreement), provided that Lincoln Park’s purchase obligation under any single Regular Purchase may not exceed $500,000. The purchase price of the shares of common stock the Company may elect to sell to Lincoln Park under the Purchase Agreement in a Regular Purchase, if any, will be based on 95% of the lower of: (i) the lowest sale price on the purchase date for such Regular Purchase and (ii) the arithmetic average of the three lowest closing sale prices for the Company’s common shares during the 15 consecutive business days ending on the business day immediately preceding the purchase date for a Regular Purchase (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.) In addition to Regular Purchases, the Company may also direct Lincoln Park to purchase other amounts of the Company’s common shares in “accelerated purchases” and in “additional accelerated purchases” under the terms set forth in the Purchase Agreement.

Lincoln Park cannot require the Company to sell them any common stock, but is obligated to make purchases as the Company directs, subject to certain conditions. There are no upper limits on the price per share that Lincoln Park must pay for the Company’s common shares that the Company may elect to sell to them pursuant to the Purchase Agreement. In all instances, the Company may not sell common shares to Lincoln Park under the Purchase Agreement to the extent that the sale of shares would result in Lincoln Park beneficially owning more than 9.99% of our common shares. There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than the Company’s agreement not to enter into any “variable rate” transactions (as defined in the Purchase Agreement) with any third party, subject to certain exceptions set forth in the Purchase Agreement, for the period set forth in the Purchase Agreement. Lincoln Park has covenanted not to cause or engage in any direct or indirect short selling or hedging of the Company’s common stock.

Actual sales of common stock to Lincoln Park under the Purchase Agreement depends on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations. The net proceeds to the Company from sales of common stock to Lincoln Park under the Purchase Agreement depend on the frequency and prices at which the Company sells common stock to Lincoln Park under the Purchase Agreement. Proceeds the Company receives from sales of common stock to Lincoln Park under the Purchase Agreement are being used at the sole discretion of Company management and are being used for general corporate purposes, capital expenditures and working capital.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. During any “event of default” under the Purchase Agreement, Lincoln Park does not have the right to terminate the Purchase Agreement; however, the Company may not initiate any Regular Purchase or any other purchase of common shares by Lincoln Park, until such event of default is cured. The Company has the right to terminate the Purchase Agreement at any time, at no cost or penalty. In addition, in the event of bankruptcy proceedings by or against the Company, the Purchase Agreement will automatically terminate. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

D-27

In Fiscal 2021, the Company sold 6,500,000 shares of common stock that represented the balance of the Initial Purchase and 6,000,000 shares of common stock to Lincoln Park as Regular Purchases. The Company received proceeds of $639,000 from these purchases. In Fiscal 2020, the Company sold 500,000 shares of common stock to Lincoln Park in an initial purchase under the Purchase Agreement for a purchase price of $125,000.

NOTE K –EMPLOYEE RETENTION CREDIT RECEIVABLE

The employee retention credit (“ERC”), as originally enacted on March 27, 2020 by the CARES Act, is a refundable tax credit against certain employment taxes equal to 50% of the qualified wages an eligible employer pays to employees after March 12, 2020, and before January 1, 2021. The Taxpayer Certainty and Disaster Tax Relief Act (the “Relief Act”), enacted on December 27, 2020, amended, and extended the ERC. On March 1, 2021, the IRS released Notice 2021-20 to provide guidance on the original ERC, as modified by the Relief Act. The Relief Act extended and enhanced the ERC for qualified wages paid after December 31, 2020 through June 30, 2021. Under the Relief Act, eligible employers may claim a refundable tax credit against certain employment taxes equal to 70% of the qualified wages an eligible employer pays to employees after December 31, 2020 through June 30, 2021. Under the American Rescue Plan Act and previously under the Consolidated Appropriations Act, 2021, the ERC was extended and expanded allowing claims through December 31, 2021 by eligible employers who retained employees during the Covid-19 pandemic. However, on November 5, 2021, the House of Representatives passed the Infrastructure Investment and Jobs Act (“Infrastructure Bill”) under which the ERC would terminate as of September 20, 2021 instead of December 31, 2021 and, President Biden signed the bill on November 15, 2021.

The maximum qualified wages for each employee under the current ERC is $10,000 per quarter. Also, because we have 100 or fewer full-time employees, health plan expenses borne by the Company can also be includes as qualified wages in addition to salary. To qualify for the ERC in 2021, an employer must have experienced at least a 20% reduction in gross receipts when compared to the same quarter in either 2020 or 2019. During the first quarter of 2021, the second quarter of 2021 and the third quarter of 2021, the Company qualified for the ERC when comparing its 2021 quarters with both 2020 and 2019 quarters. In August 2021, the Company’s payroll service provider processed and mailed a Form 941-X to claim a refund in the amount of $202,000 on qualified wages paid in the first quarter of 2021. Due to a change in the Form 941-X, the Company’s payroll service provider did not process and mail its Form 941-X to claim a refund in the amount of $198,000 on qualified wages paid in the second quarter of 2021 until October 28, 2021. In the middle of the third quarter of Fiscal 2021, the Company began taking the ERC in its current payroll; which reduced the Company’s payroll by approximately $44,000 in the third quarter of 2021 and $38,000 in the fourth quarter of Fiscal 2021 (until the ERC program was ended as previously indicated). The Company did not have to amend its Form 941 for the third quarter of 2021 so, a Form 941 claiming a refund in the amount of $137,000 was filed electronically with the IRS on November 1, 2021 by the Company’s payroll service provider. Upon passing of the Infrastructure Bill, the Company ceased taking the ERC in its current payroll.

On December 28, 2021, we received our refund for the third quarter of Fiscal 2021 in the amount of $137,000. Shortly before receiving our first refund, we spoke with the Internal Revenue Service (“IRS”) to obtain statuses of our filings. It was then that we were informed that they did not have record of receiving our Form 941-X for the first quarter of Fiscal 2021 (which was mailed by our service provider in August 2021). We re-sent the Form 941-X for the first quarter of Fiscal 2021 via overnight service on December 31, 2021 and the IRS received it on January 5, 2022. This lack of receipt will result in a delay in receiving our expected refund in the amount of $203,000. Based on our discussion with the IRS, we were expecting the refund for the second quarter of Fiscal 2020 sometime in February 2022; however, as of the date of this report, we have not received any further refund payments. The Company’s expected refunds; totaling $400,000, are included on the Condensed Balance Sheets under current assets, as well as on the Company’s Condensed Statements of Operations under other income.

Laws and regulations concerning government programs, including the Employee Retention Credit are complex and subject to varying interpretations. Claims made under the CARES Act may also be subject to retroactive audit and review. There can be no assurance that regulatory authorities will not challenge the Company’s claim to the ERC, and it is not possible to determine the impact (if any) this would have upon the Company. Although the Company has recorded $400,000 under other long term liabilities on our Condensed Balance Sheets at December 31, 2021, even if the Company’s refund claim was challenged and ultimately denied, the Company would not actually have to remit $400,000 to the IRS as that amount has already been remitted to the IRS.

D-28

NOTE L – SUBSEQUENT EVENTS

Financial Advisory Agreement

On March 7, 2022, the Company entered into a Financial Advisory Agreement (the “Agreement”) with Landmark Pegasus, Inc. (‘Landmark”). The Agreement provides that Landmark will provide certain financial advisory services for a minimum period of 3 months (which period commenced on February 28, 2022), and as consideration for these services, the Company will pay Landmark (a) a retainer fee consisting of 500,000 restricted shares of common stock and a warrant to purchase 2.75 million shares of the Company’s common stock at a strike price equal to the average closing price of the Company’s common shares for the 30 days preceding the Agreement, or $0.035 per share, resulting in gross proceeds to the Company in the amount of $96,250.00. The warrant will vest upon the closing of a transaction involving Landmark or upon the invocation of a “Breakup Fee”.

The Breakup Fee will be invoked upon the generation of a specific transaction to ABMC which meets certain criteria agreed upon by both the Company and Landmark; which transaction is then rejected by the Company. The Company will also pay to Landmark a “Success Fee” for the consummation of a transaction closing during the term of the Agreement and for 12 months thereafter, between the Company and any party first introduced to the Company by Landmark, or with any party the Company has specifically requested Landmark’s assistance with the transaction.

Upon invocation of the Breakup Fee or payment of the Success Fee, the Company will also issue an additional 250,000 restricted shares of the Company’s common stock.

In the event that the Company consummates a transaction involving the provision of services to any party introduced to the Company by Landmark or with any party the Company has specifically requested Landmark’s assistance with, the Company will pay Landmark 10% of any revenues received from the transaction, unless this percentage is modified by both the Company and Landmark in writing. There is no material relationship between the Company and Landmark, other than with respect to the Agreement.

Cherokee LSA and 2019 Term Loan

As of the date of this report, the Company has not remitted the February 2022 interest and balloon payments required under the Cherokee LSA in the amount of $1,000,000 and the 2019 Cherokee Term Loan in the amount of $240,000. The Company is in discussions with Cherokee related to these payments including, but not limited to, the possible payoff of the two credit facilities via a refinance or further extension of the facilities. Considering these discussions, as of the date of this report, Cherokee has not called a default under either facility nor have they imposed default interest or penalties under either facility. The Company does expect to conclude these discussions with Cherokee shortly after filing this Annual Report on Form 10-K and expects to file a Current Report on Form 8-K when required.

NOTE M- SEGMENT AND GEOGRAPHIC INFORMATION

The Company operates in one reportable segment. All of the Company’s long-lived assets are located within the United States.

Information concerning net sales by principal geographic location is as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
United States	$2,053,000	$3,417,000
North America (not domestic)	0	4,000
Europe	29,000	55,000
Asia/Pacific Rim	2,000	17,000
South America	134,000	616,000
Africa	0	38,000
	$2,218,000	$4,147,000

D-29

Historical – Nine Months Ended September 30, 2022

Condensed Balance Sheets

	September 30,	December 31,
	2022	2021
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$10,000	$115,000
Accounts receivable, net of allowance for doubtful accounts of $2,000 at September 30, 2022 and $3,000 at December 31, 2021	39,000	323,000
Inventory, net of allowance of $256,000 at September 30, 2022 and $278,000 at December 31, 2021	380,000	443,000
Employee retention credit receivable	202,000	400,000
Prepaid expenses and other current assets	24,000	24,000
Right of use asset – operating leases	15,000	35,000
Total current assets	670,000	1,340,000
Property, plant and equipment, net	479,000	517,000
Right of use asset – operating leases	7,000	5,000
Other assets	21,000	21,000
Total assets	$1,177,000	$1,883,000

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$950,000	$682,000
Accrued expenses and other current liabilities	544,000	467,000
Right of use liability – operating leases	13,000	35,000
Wages payable	90,000	97,000
Line of credit	0	178,000
Current portion of long-term debt	1,595,000	1,365,000
Total current liabilities	3,192,000	2,824,000
Right of use liability – operating leases	7,000	3,000
Total liabilities	3,199,000	2,827,000
COMMITMENTS AND CONTINGENCIES
Stockholders' deficit:
Preferred stock; par value $.01 per share; 5,000,000 shares authorized, none issued and outstanding at September 30, 2022 and December 31, 2021	0	0
Common stock; par value $.01 per share; 75,000,000 shares authorized; 48,098,476 issued and outstanding at September 30, 2022 and 47,598,476 issued and outstanding as of December 31, 2021	481,000	476,000
Additional paid-in capital	22,403,000	22,393,000
Deficit	(24,906,000)	(23,813,000)
Total stockholders’ deficit	(2,022,000)	(944,000)
Total liabilities and stockholders’ deficit	$1,177,000	$1,883,000

D-30

Historical – Nine Months Ended September 30, 2022

Condensed Statements of Operations

(Unaudited)
	For The Nine Months Ended September 30,
	2022	2021

Net sales	$746,000	$1,709,000

Cost of goods sold	799,000	1,284,000

Gross (loss) / profit	(53,000)	425,000

Operating expenses:
Research and development	63,000	63,000
Selling and marketing	109,000	233,000
General and administrative	715,000	1,086,000
	887,000	1,382,000

Operating loss	(,000)	(957,000)

Other (expense) / income :
Interest expense	(153,000)	(145,000)
Other income, net	2,000	50,000
Income from forgiveness of PPP loan	0	335,000
Income from Employee Retention Credit	0	581,000
	(151,000)	821,000

Loss before income tax expense	(1,091,000)	(136,000)

Income tax expense	(2,000)	(2,000)

Net loss	$(1,093,000)	$(138,000)

Basic and diluted loss per common share	$(0.02)	$(0.00)

Weighted average number of shares outstanding – basic & diluted	47,990,417	39,281,286

D-31

Historical – Nine Months Ended September 30, 2022

Condensed Statements of Cash Flows

(Unaudited)
	For The Nine Months Ended
	September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(1,093,000)	$(138,000)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depreciation and amortization	38,000	53,000
Penalty added to Cherokee loan balance	0	120,000
Recovery of bad debts	(1,000)	(17,000)
(Reduction of) / provision for slow moving and obsolete inventory	(22,000)	44,000
Employee retention credit	0	(537,000)
Shares issued for services	15,000	0
Interest paid with restricted stock	0	36,000
Forgiveness of PPP loan	0	(332,000)
Forgiveness of PPP loan interest	0	(3,000)
Changes in:
Accounts receivable	285,000	(121,000)
Inventory	85,000	73,000
Employee retention credit refund	198,000	0
Prepaid expenses and other current assets	0	73,000
Right of use asset	18,000	26,000
Accounts payable	268,000	90,000
Accrued expenses and other current liabilities	77,000	(149,000)
Right of use liability	(18,000)	(27,000)
Wages payable	(7,000)	(24,000)
Net cash used in operating activities	(157,000)	(833,000)
Cash flows from financing activities:
Proceeds from debt financing	280,000	0
Repayments of debt financing	(50,000)	(25,000)
Proceeds from Lincoln Park financing	0	632,000
Proceeds from line of credit	901,000	1,712,000
Repayments of line of credit	(1,079,000)	(1,543,000)
Net cash provided by financing activities	52,000	776,000
Net change in cash and cash equivalents	(105,000)	(57,000)
Cash and cash equivalents - beginning of period	115,000	98,000
Cash and cash equivalents - end of period	$10,000	$41,000
Supplemental disclosures of cash flow information
Non-Cash transactions
Interest paid with restricted stock	$0	$36,000
Forgiveness of PPP loan principal and interest	$0	$335,000
Cash paid during period for interest	$143,000	$142,000
Cash paid during period for taxes	$2,000	$2,000

D-32

Historical – Nine Months Ended September 30, 2022

Statements of Changes in Stockholders’ Deficit

Statements of Changes in Stockholders’ Deficit
(Unaudited)

	Common Stock		Additional Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance – January 1, 2022	47,598,476	$476,000	$22,393,000	$(22,813,000)	$(944,000)
Shares issued in connection with Landmark consulting agreement	500,000	5,000	10,000		15,000
Net loss				(1,093,000)	(1,093,000)
Balance – September 30, 2022	48,098,476	$481,000	$22,403,000	$(24,906,000)	$(2,022,000)

Balance January 1, 2021	37,703,476	$377,000	$21,717,000	$(23,350,000)	$(1,256,000)
Shares issued to Lincoln Park for balance of Initial Purchase under the 2020 Lincoln Park Equity Line	500,000	5,000	120,000		125,000
Shares issued to Lincoln Park for purchases under the 2020 Lincoln Park Equity Line	5,800,000	58,000	449,000		507,000
Shares issued for Cherokee interest in lieu of cash	895,000	9,000	27,000		36,000
Net loss				(138,000)	(138,000)
Balance – September 30, 2021	44,898,476	$449,000	$22,313,000	$(23,488,000)	$(726,000)

D-33

Historical – Nine Months Ended September 30, 2022

Notes to Financial Statements

Note A - Basis of Reporting

The accompanying unaudited interim condensed financial statements of American Bio Medica Corporation (the “Company”) have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Regulation S-X. Accordingly, these unaudited interim condensed financial statements do not include all information and footnotes required by U.S. GAAP for complete financial statement presentation. These unaudited interim condensed financial statements should be read in conjunction with audited financial statements and related notes contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. In the opinion of management, the interim condensed financial statements include all normal, recurring adjustments which are considered necessary for a fair presentation of the financial position of the Company at September 30, 2022, and the results of operations for the three and nine month periods ended September 30, 2022 and September 30, 2021 and cash flows for the nine month periods ended September 30, 2022 and September 30, 2021.

Operating results for the nine months ended September 30, 2022 are not necessarily indicative of results that may be expected for the year ending December 31, 2022. Amounts at December 31, 2021 are derived from audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

During the nine months ended September 30, 2022, there were no significant changes to the Company’s critical accounting policies, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

The preparation of these interim condensed financial statements requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, the Company evaluates estimates, including those related to product returns, bad debts, inventories, income taxes, warranty obligations, contingencies and litigation. The Company bases estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

These unaudited interim condensed financial statements have been prepared assuming that the Company will continue as a going concern and, accordingly, do not include any adjustments that might result from the outcome of this uncertainty. Our independent registered public accounting firm’s report on the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, contained an explanatory paragraph regarding the Company’s ability to continue as a going concern. As of the date of this report, the Company’s current cash balances, together with cash generated from future operations and amounts available under the Company’s credit facilities are not currently sufficient to fund operations through November 2023.

Throughout most of the nine months ended September 30, 2022, the Company had a line of credit with Crestmark Bank. The maximum availability on the Company’s line of credit was $1,000,000. However, because the amount available under the line of credit is based upon the Company’s accounts receivable, the amounts actually available under the line of credit (historically) have been significantly less than the maximum availability. On September 29, 2022, we paid off the balance of our line of credit ($34,000) with the proceeds of a $40,000 loan from an unaffiliated third party. See Note I – Subsequent Events.

The Company’s credit facilities with Cherokee Financial, LLC (“Cherokee”) matured/expired on February 15, 2022 with a final balloon payment due of $1,240,000. On June 14, 2022, Cherokee agreed that they would defer the principal amounts due under the facilities until February 15, 2023 and that any applicable penalties would also be deferred as long as the Company remains current on the quarterly interest payments. Furthermore, any penalties will also be waived if the principal amounts are paid on or prior to February 15, 2023.

The Company’s total debt at September 30, 2022 with Cherokee is $1,240,000. The Company does not expect cash from operations within the next 12 months to be sufficient to pay the amounts due under these credit facilities so, the Company is currently evaluating alternatives to pay off or refinance these facilities.

D-34

As discussed in more detail in “Cash Flow, Outlook/Risk”, if sales levels continue to decline further, the Company will continue to have inadequate cash flow and will not be able to satisfy its working capital and any capital expenditure requirements. The Company would then be required to obtain additional credit facilities, sell additional equity securities, or delay capital expenditures and/or reduce or terminate operations, which would have a material adverse effect on the business.  There is no assurance that such financing will be available or that the Company will be able to complete financing on satisfactory terms, if at all or continue its operations.

Recently Adopted Accounting Standards

ASU 2021-04, Earnings Per Share (Topic 260), Debt-Modifications and Extinguishments (Subtopic 470-50), Compensation-Stock Compensation (Topic 718), and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40), issued in May 2021, addresses an issuer’s accounting for certain modifications or exchanges of freestanding equity-classified written call options. This amendment is effective for all entities, for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. The Company adopted ASU 2021-04 on January 1, 2022 and the adoption did not have an impact on the Company’s financial condition or results of operations.

ASU 2021-10, Government Assistance (Topic 832), Disclosures by Business Entities About Government Assistance, issued in November 2021 requires entities to provide disclosures on material government assistance transactions for annual reporting periods. The disclosures include information around the nature of the assistance, the related accounting policies used to account for government assistance, the effect of government assistance on the entity’s financial statements, and any significant terms and conditions of the agreements, including commitments and contingencies. The Company adopted ASU 2021-10 on January 1, 2022 and the adoption did not have an impact on our financial condition or results of operations as ASU-2021-10 only impacts annual financial statement footnote disclosures.

Accounting Standards Issued; Not Yet Adopted

ASU 2022-04, Liabilities – Supplier Finance Programs (Subtopic 405-50): Disclosure of Supplier Finance Program Obligations, issued in September 2022, requires entities that use supplier finance programs in connection with the purchase of goods and services to disclose the key terms of the programs and information about obligations outstanding at the end of the reporting period, including a rollforward of those obligations. The guidance does not affect the recognition, measurement or financial statement presentation of supplier finance program obligations. ASU 2022-04 becomes effective on January 1, 2023. Early adoption is permitted. The Company does not expect the adoption of ASU 2022-04 to have an impact on its financial condition or results of operations as the Company does not (and has not historically) utilized supplier finance programs in connection with the purchase of goods and services.

ASU 2022-03, Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, issued in June 2022, clarifies that a contractual restriction on the sale of an equity security is not considered in measuring the security's fair value. The standard also requires certain disclosures for equity securities that are subject to contractual restrictions. ASU 2022-03 becomes effective on January 1, 2024. Early adoption is permitted. The Company is evaluating the impact of ASU 2022-03.

Note B – Inventory

Inventory is comprised of the following:

	September 30, 2022	December 31, 2021

Raw Materials	$456,000	$462,000
Work In Process	93,000	109,000
Finished Goods	87,000	150,000
Allowance for slow moving and obsolete inventory	(256,000)	(278,000)
	$380,000	$443,000

Note C – Net Loss Per Common Share

Basic net loss per common share is calculated by dividing the net loss by the weighted average number of outstanding common shares during the period. Diluted net income per common share includes the weighted average dilutive effect of stock options and warrants. When the Company has a loss, option and warrants are not included as they would be anti-dilutive. Potential common shares outstanding as of September 30, 2022 and 2021:

	September 30, 2022	September 30, 2021
Options	1,736,000	1,937,000
Total	1,736,000	1,937,000

D-35

Note D – Litigation/Legal Matters

From time to time, the Company may be involved in immaterial legal proceedings in connection with matters that arise during the normal course of business. While the ultimate outcome of any such immaterial litigation cannot be predicted, if the Company is unsuccessful in defending any such litigation, the resulting financial losses are not expected to have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Property Taxes: The Company is currently delinquent in its property and school taxes. The Company has been communicating with the county over the past several months to discuss options for payment of the delinquent taxes; including, but not limited to, entering into a payment plan offered by the county.

Note E – Line of Credit and Debt

The Company’s Line of Credit and Debt consisted of the following as of September 30, 2022 and December 31, 2021:

	September 30, 2022	December 31, 2021

Loan and Security Agreement with Cherokee Financial, LLC: 5 year note executed on February 15, 2015, at a fixed annual interest rate of 8% plus a 1% annual oversight fee, interest and oversight fee paid quarterly with principal due on February 15, 2020. Loan was extended for one year (until February 15, 2021) under the same terms and conditions as the original loan. The loan was further extended in February 2021 to February 15, 2022 with $100,000 added to the loan principal as a penalty and the annual interest rate increased to 10%. Loan was further extended in June 2022 (until February 15, 2023). Loan is collateralized by a first security interest in building, land and machinery & equipment.

	$1,000,000	$1,000,000
Crestmark Line of Credit: Line of credit maturing on June 22, 2023 with interest payable at a variable rate based on WSJ Prime plus 3% with a floor or 5.25%; loan fee of 0.5% annually & monthly maintenance fee of 0.3% on actual loan balance from prior month. Loan was collateralized by first security interest in receivables, inventory and all other assets. Line of credit was paid off on September 29, 2022 with the proceeds of a loan with an unaffiliated third party.	0	178,000
2019 Term Loan with Cherokee Financial, LLC: Note at an annual fixed interest rate of 18% paid quarterly in arrears and a balloon payment due on February 15, 2020. Loan was extended in February 2020, until February 15, 2021 with a penalty of $20,000 added to the loan principal and, extended again in February 2021 to February 15, 2022 with another penalty of $20,000 added to the loan principal. Loan was extended in June 2022 (until February 15, 2023).	240,000	240,000
November 2020 Shareholder Note: Term loan at 7% interest with the first interest only payment being made on February 4, 2021 and the final interest and $50,000 principal due on November 4, 2022.	50,000	50,000
December 2021 Shareholder Note: Term loan with one non-affiliated shareholder at 7% interest until the loan is paid in full. Loan was amended to address additional amounts (totaling $240,000) provided under the loan.	265,000	75,000
September 2022 Loan & Promissory Note: Term loan with an unaffiliated third party at a fixed rate of 1% per month, compounded monthly. Loan is collateralized by first security interest in receivables, inventory and all other assets. Principal and accrued interest due on March 28, 2023.	40,000	0
Total Debt	$1,595,000	$1,543,000
Current portion	$1,595,000	$1,543,000

 LOAN AND SECURITY AGREEMENT (LSA) WITH CHEROKEE FINANCIAL, LLC (“CHEROKEE”)

On March 26, 2015, the Company entered into a LSA with Cherokee (the “Cherokee LSA”) in the amount of $1,200,000. The Cherokee LSA reached maturity on February 15, 2020 with a balance of $900,000 (after 4 principal reduction payments of $75,000 each were made over the course of the initial term). In February 2020, the Cherokee LSA was extended for one year, or until February 15, 2021. No terms of the facility were changed under the February 2020 extension.

In February 2021, the Cherokee LSA was further extended for another year, or until February 15, 2022 (the “February 2021 Extension”). Under the February 2021 Extension, the principal of the Cherokee LSA was increased to $1,000,000 to include a $100,000 penalty that was due as a result of the Company being unable to pay back the principal balance to Cherokee on February 15, 2021. The annual interest rate on the Cherokee LSA was also increased to a fixed rate of 10% (the prior fixed rate was 8%) plus a 1% annual oversight fee (that remained unchanged). Interest and the oversight fee were still due quarterly.

Cantone Research, Inc. earned a 3% fee on the extended principal of $900,000 (or $27,000) for their services related to securing the February 2021 Extension with Cherokee investors. The fee paid to Cantone Research, Inc. was recorded as a bank fee and is included in general and administrative expenses in the nine months ended September 30, 2021. The Company also paid Cherokee’s legal fees in the amount of $1,000.

On August 18, 2021, we issued 625,000 restricted shares of common stock to Cherokee in lieu of paying the $25,000 August 2021 interest payment in cash. The closing price of the Company’s common shares on the date of the payment in lieu of cash was $0.04.

Under the terms of the February 2021 Extension, if the Company didn’t pay off the principal on or before February 15, 2022, Cherokee could charge an 8% delinquent fee on the principal balance ($1,000,000) on February 15, 2022. The Company was not able to pay off the facility on February 15, 2022; however, on June 14, 2022 Cherokee agreed that they would defer the principal amounts due under the Cherokee LSA until February 15, 2023 and that any applicable penalties would also be deferred as long as the Company remained current on the quarterly interest payments. Furthermore, any penalties will also be waived if the principal amounts are paid on or prior to February 15, 2023.

D-36

The debt with Cherokee is collateralized by a first security interest in real estate and machinery and equipment.

In the event of default, including the Company’s inability to make any payments due under the Cherokee LSA (as amended), Cherokee has the right to increase the interest rate on the financing to 18%. As of the date of this report, the Company is current in its interest and administrative fee payments and the Company will continue to make interest and administrative fee payment quarterly on the Cherokee LSA until its maturity in February 2023. The Company can pay off the Cherokee loan at any time with no penalty; except that a 1% administration fee would be required to be paid to Cherokee to close out all participations.

The Company recognized $75,000 in interest expense related to the Cherokee LSA in the nine months ended September 30, 2022 and $73,000 in interest expense related to the Cherokee LSA in the nine months ended September 30, 2021. The Company recognized $25,000 in interest expense related to the Cherokee LSA in the three months ended September 30, 2022and $25,000 in interest expense related to the Cherokee LSA in the three months ended September 30, 2021.

The Company had $8,000 in accrued interest expense at September 30, 2022 related to the Cherokee LSA.

As of September 30, 2022 and December 31, 2021, the balance of the Cherokee LSA was $1,000,000.

LINE OF CREDIT WITH CRESTMARK BANK (“CRESTMARK”)

On June 29, 2015 (the “Closing Date”), the Company entered into a Loan and Security Agreement (“LSA”) with Crestmark related to a revolving line of credit (the “Crestmark LOC”). The Crestmark LOC was used for working capital and general corporate purposes. Upon completion of the initial 5 year term, the Crestmark LOC automatically renewed for additional one (1) year terms unless notice of termination from the Company was received by Crestmark not less than sixty (60) days prior to the end of the renewal term. On September 29, 2022, the Company made a payment to Crestmark in the amount of $34,000 which paid off the balance on the Crestmark LOC.

The Crestmark LOC was secured by a first security interest in the Company’s inventory, receivables and security interest in all other assets of the Company (in accordance with permitted prior encumbrances). Although secured by the assets previously indicated, the Crestmark LOC was a receivables-based only line of credit and the maximum availability (“Maximum Amount”) under the Crestmark LOC was $1,000,000. The Crestmark LOC had a minimum loan balance requirement of $500,000. Throughout the three and nine months ended September 30, 2022 (and until the Company paid off the Crestmark LOC on September 29, 2022), the Company did not meet the minimum loan balance requirement. Under the LSA, Crestmark had the right to calculate interest on the minimum balance requirement rather than the actual balance on the Crestmark LOC (and they were exercising that right).

Interest on the Crestmark LOC was at a variable rate based on the Prime Rate plus 3% with a floor of 5.25%. As of September 29, 2022 (the payoff date), the interest only rate on the Crestmark LOC was 9.25%. As of September 29, 2022 (the payoff date), with all fees considered (the interest rate + an Annual Loan Fee of $7,500 + a monthly maintenance fee of 0.30% of the actual average monthly balance from the prior month), the interest rate on the Crestmark LOC was 16.38%.

The Company incurred $35,000 in interest expense in the nine months ended September 30, 2022 and $38,000 in interest expense related to the Crestmark LOC in the nine months ended September 30, 2021. The Company incurred $13,000 in interest expense in the three months ended September 30, 2022 and $13,000 in interest expense in the three months ended September 30, 2021. The Crestmark LOC was paid off on September 29, 2022 so, the Company had $0 in accrued interest expense related to the Crestmark LOC at September 30, 2022.

At September 30 2022, the balance on the Crestmark LOC was $0 and as of December 31, 2021, the balance on the Crestmark LOC was $178,000.

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2019 TERM LOAN WITH CHEROKEE

In February 2019, the Company entered into an agreement with Cherokee under which Cherokee provided the Company with a loan in the amount of $200,000 (the “2019 Cherokee Term Loan”). The annual interest rate under the 2019 Cherokee Term Loan is 18% (fixed) paid quarterly in arrears.

In February 2020, the 2019 Cherokee Term Loan was extended for one year, or until February 15, 2021. No terms of the facility were changed under the February 2020 extension. For consideration of this extension, the Company issued 1.5% of the $200,000 principal, or $3,000, in 42,857 restricted shares of the Company’s common stock to Cherokee. The Company also incurred a penalty in the amount of $20,000 which was added to the principal balance of the 2019 Cherokee Term Loan; bringing the principal to $220,000.

In February 2021, the 2019 Cherokee Term Loan was further extended to February 15, 2022. Under the terms of this additional extension, the 2019 Cherokee Term Loan was increased to $240,000 to include a $20,000 penalty that was due as a result of the Company being unable to pay back the principal balance to Cherokee on February 15, 2021. In addition, if the Company didn’t pay off the principal on or before February 15, 2022, Cherokee may charge an 8% delinquent fee on the principal balance ($240,000) on February 15, 2022. The Company was not able to pay off the facility on February 15, 2022; however, on June 14, 2022 Cherokee agreed that they would defer the principal amounts due under the 2019 Cherokee Term Loan until February 15, 2023 and that any applicable penalties would also be deferred as long as the Company remained current on the quarterly interest payments. Furthermore, any penalties will also be waived if the principal amounts are paid on or prior to February 15, 2023.

In the event of default, this includes, but is not limited to, the Company’s inability to make any payments due under the 2019 Cherokee Term Loan; Cherokee has the right to increase the interest rate on the 2019 Cherokee Term Loan to 20%.

The Company recognized $32,000 in interest expense related to the 2019 Cherokee Term Loan in both the nine months ended September 30, 2022 and the nine months ended September 30, 2021. The Company recognized $11,000 in interest expense related to the 2019 Cherokee Term Loan in both the three months ended September 30, 2022 and the three months ended September 30, 2021. The Company had $4,000 in accrued interest expense at September 30, 2022.

The balance on the 2019 Cherokee Term Loan was $240,000 at September 30, 2022 and at December 31, 2021.

NOVEMBER 2020 TERM LOAN

On November 4, 2020, the Company entered into a loan agreement with an individual shareholder in the principal amount of $50,000. There were no expenses related to the term loan and the interest rate is 7%. The first interest only payment was paid on February 4, 2021 and the final interest payment and principal was due on May 4, 2021. On May 4, 2021, the Company extended this loan for another 6 months, or until November 4, 2021. The interest rate and all other terms of the note remained unchanged under this extension.

On November 4, 2021, the November 2020 Term Loan was extended again. Under this extension, the principal was due on November 4, 2022. The last interest payment made to the shareholder was in November 2021 and was for the period of August 5, 2021 through November 4, 2021. The shareholder agreed to defer the quarterly interest payments due on the extended facility. The facility was further extended on November 4, 2022, under the same terms and conditions, for another 6 months. Therefore, interest accruing on the November 2020 Term Loan from November 5, 2021 until May 4, 2023 would be paid upon maturity of the loan along with the principal. Provided no further funds are loaned under the facility and no payments are made on the loan, including a complete payoff, the interest due on May 4, 2023 would be $5,000. At September 30, 2022, the interest due on this loan is $3,000.

The Company recognized $3,000 of interest expense related to the November 2020 Term Loan in the nine months ended September 30, 2022 and $2,000 of interest expense in the nine months ended September 30, 2021. The Company recognized $1,000 of interest expense related to the November 2020 Term Loan in both the three months ended September 30, 2022 and in the three months ended September 30, 2021.

The Company had $3,000 in accrued interest expense related to this loan as of September 30, 2022.

The balance on the November 2020 Term Loan was $50,000 at September 30, 2022 and at December 31, 2021.

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DECEMBER 2021 SHAREHOLDER LOAN

On December 14, 2021, the Company entered into Loan Agreements with two non-affiliated shareholders resulting in gross (and net) proceeds of $75,000 as there were no costs associated with the loans. Interest on the loans is 7% per annum until principal and interest were both due in full, or until June 15, 2022. The first interest payments were due on March 15, 2022 and payment of final interest and principal was due June 15, 2022.

One of the loans (in the amount of $25,000) was paid in full on June 13, 2022 along with the final interest payment due.

On April 6, 2022, we amended the loan with the other non-affiliated shareholder. This amendment (No.1; hereinafter referred to in this paragraph as “Amendment No. 1”) increased the principal due to the shareholder by $25,000; bringing their total principal to $75,000. No other terms of the loan were changed under Amendment No. 1.

On April 14, 2022, the loan was amended again (under Amendment No. 2; hereinafter referred to in this paragraph as “Amendment No. 2”) increasing the principal again by $50,000; bringing their total principal to $125,000. No other terms of the loan were changed under Amendment No. 2.

On May 11, 2022, the loan was amended again (under Amendment No. 3; hereinafter referred to in this paragraph as “Amendment No. 3”) increasing the principal again by $75,000; bringing their total principal to $200,000. The loan was further amended to include a specific payment schedule based on receipt of anticipated ERC refunds.

On June 13, 2022, the Company made a principal reduction payment to this shareholder in the amount of $25,000 from proceeds from the ERC refund received on June 2, 2022; bringing the principal amount owed on the loan to $175,000. See Note I – Subsequent Events for more information on this loan.

On July 13, 2022, the loan was amended again (under Amendment No. 4; hereinafter referred to in this paragraph as “Amendment No. 4”) increasing the principal by $25,000; bringing their total principal to $200,000 again. The loan agreement was also amended to revise the maturity date from June 15, 2022 to no specific maturity date.

On September 13, 2022, the loan was amended again (under Amendment No. 5; hereinafter referred to in this paragraph as “Amendment No. 5”) increasing the principal by $25,000; bringing their total principal to $225,000 again.

On September 28, 2022, the shareholder provided the Company with additional funds, $40,000, under this shareholder loan with the understanding that the amount would be paid back once the September 2022 Loan funds were received and there would be no interest charged on this additional amount. This increased the amount due to the shareholder under the facility to $265,000. The Company did pay this additional amount in full on October 4, 2022 as indicated under Note I – Subsequent Events.

The Company incurred $8,000 in interest expense related to these loans in the nine months ended September 30, 2022 and $0 in interest expense in the nine months ended September 30, 2021 (as the facilities were not in place until December 2021). The Company incurred $3,000 in interest expense related to these loans in the three months ended September 30, 2022 and $0 in interest expense in the three months ended September 30, 2021 (as the facilities were not in place until December 2021).

The Company had $1,000 in accrued interest expense at September 30, 2022. The balance on these loans was $265,000 at September 30, 2022 and $75,000 at December 31, 2021. See Note I – Subsequent Event for more information regarding the balance of the loan.

SEPTEMBER 2022 LOAN & PROMISSORY NOTE

On September 28, 2022, the Company entered into a Loan and Promissory with an unaffiliated third party (the “September 2022 Loan”) at a fixed rate of 1% per month, compounded monthly and received gross/net proceeds of $40,000. The Company utilized $34,000 of the loan proceeds to pay off its Crestmark Line of Credit (See Note E – Line of Credit and Debt). The September 2022 Loan is collateralized by a first security interest in the Company’s receivables, inventory and all other assets. Principal and accrued interest is due on March 28, 2023.

D-39

OTHER DEBT INFORMATION

In addition to the current debt indicated previously, previous debt facilities had financial impact on the three and/or nine months ended September 30, 2021. More specifically:

SBA PAYCHECK PROTECTION LOAN (PPP LOAN)

On April 22, 2020, the Company entered into a Promissory Note (“PPP Note”) for $332,000 with Crestmark Bank, pursuant to the U.S. Small Business Administration (“SBA”) Paycheck Protection Program under Title I of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act passed by Congress and signed into law on March 27, 2020. The PPP Note was unsecured, with an interest rate of 1.00% per annum, with principal and interest payments deferred for the first six months, and maturity in two years. On June 15, 2021, the Company applied for forgiveness of the PPP loan in the amount of $332,000 under PPP guidelines. Our forgiveness application was reviewed by the SBA and on August 3, 2021, the SBA remitted payment to Crestmark Bank for the balance of the PPP Loan principal and all interest due on the PPP Loan.

The Company recognized $2,000 in interest expense in the nine months ended September 30, 2021 and $1,000 in interest expense in the three months ended September 30, 2021.

NOTE F – Employee Retention Credit

The employee retention credit (“ERC”), as originally enacted on March 27, 2020 by the CARES Act, is a refundable tax credit against certain employment taxes equal to 50% of the qualified wages an eligible employer pays to employees. On March 1, 2021, the IRS released Notice 2021-20 to provide guidance on the original ERC, as modified by the Relief Act. The Relief Act extended and enhanced the ERC for qualified wages paid after December 31, 2020 through June 30, 2021. Under the Relief Act, eligible employers may claim a refundable tax credit against certain employment taxes equal to 70% of the qualified wages an eligible employer pays to employees after December 31, 2020 through June 30, 2021. Under the American Rescue Plan Act and previously under the Consolidated Appropriations Act, 2021, the ERC was extended and expanded allowing claims through December 31, 2021 by eligible employers who retained employees during the Covid-19 pandemic. However, on November 5, 2021, the House of Representatives passed the Infrastructure Investment and Jobs Act (“Infrastructure Bill”) under which the ERC would terminate as of September 20, 2021 instead of December 31, 2021 and, President Biden signed the bill on November 15, 2021.

The maximum qualified wages for each employee under the current ERC is $10,000 per quarter. Also, because the Company has 100 or fewer full-time employees, health plan expenses borne by the Company can also be included as qualified wages in addition to salary. To qualify for the ERC in 2021, an employer must have experienced at least a 20% reduction in gross receipts when compared to the same quarter in either 2020 or 2019. During the first quarter of 2021, the second quarter of 2021 and the third quarter of 2021, the Company qualified for the ERC when comparing its 2021 quarters with both 2020 and 2019 quarters. In August 2021, the Company’s payroll service provider processed and mailed a Form 941-X to claim a refund in the amount of $202,000 on qualified wages paid in the first quarter of 2021. Due to a change in the Form 941-X, the Company’s payroll service provider did not process and mail its Form 941-X to claim a refund in the amount of $198,000 on qualified wages paid in the second quarter of 2021 until October 28, 2021. In the middle of the third quarter of 2021, the Company began taking the ERC in its current payroll; which reduced payroll by approximately $44,000 in the third quarter of 2021. Given this, the Company did not have to amend its Form 941 for the third quarter of 2021; however the Form 941 claiming a refund in the amount of $137,000 was filed electronically with the IRS on November 1, 2021 by the Company’s payroll service provider. Upon passing of the Infrastructure Bill, the Company ceased taking the ERC in its current payroll.

On December 28, 2021, the Company received its refund for the third quarter of 2021 in the amount of $137,000. Shortly before receiving the first refund, the Company spoke with the Internal Revenue Service (“IRS”) to obtain statuses of our filings. The Company was informed that the IRS did not have record of receiving the Company’s Form 941-X for the first quarter of 2021 (which was mailed by the Company’s service provider in August 2021). The Company re-sent the Form 941-X for the first quarter of 2021 via overnight service on December 31, 2021 and the IRS received it on January 5, 2022. This lack of receipt has resulted in a delay in receiving the expected refund in the amount of $202,000.

On June 2, 2022, the Company received a refund for the second quarter of 2021 in the amount of $199,000. This amount represents the $198,000 claimed as a refund and $1,000 in interest. The Company has had a number of discussions with the IRS and has been given a number of time frames in which the refund for the first quarter of 2021 could be expected. However, the Company has not yet received the refund. Last contact with the IRS was in mid-September 2022 and the Company was informed at that time that the filing was still being processed with no adjustments. The Company’s remaining expected refunds; totaling $202,000, is included on the Condensed Balance Sheets under current assets, as well as on the Company’s Condensed Statements of Operations under other income.

D-40

Laws and regulations concerning government programs, including the Employee Retention Credit are complex and subject to varying interpretations. Claims made under the CARES Act may also be subject to retroactive audit and review. There can be no assurance that regulatory authorities will not challenge the Company’s claim to the ERC, and it is not possible to determine the impact (if any) this would have upon the Company.

NOTE G – Stock Options and Warrants

The Company currently has two non-statutory stock option plans, the Fiscal 2001 Non-statutory Stock Option Plan (the “2001 Plan”) and the 2013 Equity Compensation Plan (the “2013 Plan”). Both plans have been adopted by our Board of Directors and approved by our shareholders. Both the 2001 Plan and the 2013 Plan have options available for future issuance. Any common shares issued as a result of the exercise of stock options would be new common shares issued from our authorized issued shares.

During the three months ended September 30, 2022 and the three months ended September 30, 2021, the Company issued 0 options to purchase shares of common stock.

Stock option activity for the nine months ended September 30, 2022 and the nine months ended September 30, 2021 is summarized as follows (the figures contained within the tables below have been rounded to the nearest thousand):

	Nine months ended September 30, 2022			Nine months ended September 30, 2021
	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value as of September 30, 2022	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value as of September 30, 2021
Options outstanding at beginning of year	1,937,000	$0.13		1,987,000	$0.13
Granted	0	NA		0	NA
Exercised	0	NA		0	NA
Cancelled/expired	(201,000)	$0.18		(50,000)	$0.13
Options outstanding at end of quarter	1,736,000	$0.12	$0	1,937,000	$0.13	$0
Options exercisable at end of quarter	1,736,000	$0.12		1,937,000	$0.13

The Company recognized $0 in share based payment expense in the nine months ended September 30, 2022 and in the nine months ended September 30, 2021. The Company recognized $0 in share based payment expense in the three months ended September 30, 2022 and in the three months ended September 30, 2021. At September 30, 2022, there was $0 of unrecognized share based payment expense related to stock options.

Warrants

There was no warrant activity in the three or nine months ended September 30, 2022 or September 30, 2021.

D-41

NOTE H – Changes in Stockholders’ Deficit

LANDMARK CONSULTING AGREEMENT

On March 7, 2022, the Company entered into a Financial Advisory Agreement (the “Agreement”) with Landmark Pegasus, Inc. (‘Landmark”). The Agreement provided that Landmark would provide certain financial advisory services for a minimum period of 3 months (which period commenced on February 28, 2022), and as consideration for these services, the Company would pay Landmark (a) a retainer fee consisting of 500,000 restricted shares of common stock and a warrant to purchase 2.75 million shares of the Company’s common stock at a strike price equal to the average closing price of the Company’s common shares for the 30 days preceding the Agreement, or $0.035 per share, resulting in gross proceeds to the Company in the amount of $96,250. The warrant would vest upon the closing of a transaction involving Landmark or upon the invocation of a “Breakup Fee”.

In a subsequent amendment, the terms of the warrant were changed to reflect that the warrant would be issued immediately preceding the closing of a transaction involving Landmark or immediately upon the invocation of the Breakup Fee. In each case, the warrant would vest immediately (i.e. the warrant would be 100% immediately exercisable).

The Breakup Fee would be invoked upon the generation of a specific transaction to ABMC which meets certain criteria agreed upon by both the Company and Landmark; which transaction is then rejected by the Company. The Company will also pay to Landmark a “Success Fee” for the consummation of a transaction closing during the term of the Agreement and for 12 months thereafter, between the Company and any party first introduced to the Company by Landmark, or with any party the Company has specifically requested that Landmark assistance with the transaction.

Upon invocation of the Breakup Fee or payment of the Success Fee, the Company will also issue an additional 250,000 restricted shares of the Company’s common stock.

In the event that the Company consummates a transaction involving the provision of services to any party introduced to the Company by Landmark or with any party the Company has specifically requested Landmark’s assistance with, the Company will pay Landmark 10% of any revenues received from the transaction, unless this percentage is modified by both the Company and Landmark in writing. There is no material relationship between the Company and Landmark, other than with respect to the Agreement.

As of September 30, 2022 and as of the date of this report, no additional shares or warrants have been issued as the Breakup Fee has not been invoked nor has a Success Fee been required.

LINCOLN PARK EQUITY LINE OF CREDIT – DECEMBER 2020

On December 9, 2020, the Company entered into a Purchase Agreement and a Registration Rights Agreement with Lincoln Park (together the “Agreements”) under which Lincoln Park agreed to purchase from the Company, from time to time, up to $10,250,000 of its shares of common stock, par value $0.01 per share, subject to certain limitations set forth in the Purchase Agreement, during the term of the Purchase Agreement (two years). A Form S-1 Registration Statement was declared effective by the U.S. Securities and Exchange Commission (“SEC”) on January 11, 2021. Under the terms of the Lincoln Park facility, which have been previously disclosed in our periodic reports filed with the SEC, in the nine months ended September 30, 2021, the Company sold 500,000 shares of common stock that represented the balance of an initial purchase and 5,800,000 shares of common stock to Lincoln Park as Regular Purchases. The Company received proceeds of $632,000 from these purchases. The Company did not sell any shares of common stock to Lincoln Park in the nine months ended September 30, 2022 as the closing price of the Company’s shares of common stock did not exceed $0.05 (which is a requirement under the terms of the facility). In fact, the last sale to Lincoln Park was in October 2021.

Note I – Subsequent Events

OCTOBER 2022 LOAN AND PROMISSORY NOTE

On October 3, 2022, we entered into a Loan and Promissory Note (the “October 2022 Loan) with the same unaffiliated third party (the “Holder”) discussed in the September 2022 Loan and Promissory Note (found in Note E). The total principal under the October 2022 Loan is $400,000 and includes the $40,000 that was extended under the September 2022 Loan; thereby cancelling the September 2022 Loan. The October 2022 Loan is at a fixed rate of 1% per month, compounded monthly. The October 2022 Loan is payable in three equal monthly installments of $140,132.50 with the first payment being due on January 28, 2023 and the final payment being due on March 28, 2023 (the maturity date of the facility). The October 2022 Loan is collateralized by a first security interest in the Company’s receivables, inventory and all other assets. If the Holder does not receive any payment when due, we would need to pay a late charge equaling 1% of the overdue amount. The principal may be paid prior to maturity without any premium or penalty. Our CEO Melissa Waterhouse (“Waterhouse”) also provided a Validity Guarantee in connection with the October 2022 Loan. Under the Validity Guarantee, Waterhouse provides representations and warranties with respect to the validity of our financials. Waterhouse did not receive any compensation in connection with providing the required Validity Guarantee.

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DECEMBER 2021 SHAREHOLDER LOAN

On October 4, 2022, we paid $40,000 to the shareholder to pay off a short-term loan provided to the Company on September 28, 2022. With this payment, the loan balance under the December 2021 Shareholder Loan is $225,000.

EXTENSION OF THE NJ FACILITY LEASE

On October 27, 2022, we extended the lease of our NJ facility for an additional two months after the term of our current lease (which expires on December 31, 2022), or until February 28, 2023. In connection with the extension, we were required to pay $21,000 to our landlord which, is rent in advance for the months of November 2022 through February 2023 at a higher rate as consideration for the short-term extension.

NOVEMBER 2020 TERM LOAN

On November 4, 2022, the November 2020 Term Loan was further extended under the same terms and conditions for another 6 months, or until May 4, 2023.

Note J – Income Taxes

The Company follows ASC 740 “Income Taxes” (“ASC 740”) which prescribes the asset and liability method whereby deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted laws and tax rates that will be in effect when the differences are expected to reverse. The measurement of net, deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits that are not expected to be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that such tax rate changes are enacted. Under ASC 740, tax benefits are recorded only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. With regards to the use of net losses incurred for 2018 and later, such net operating losses have no expiration date, while net operating loss carryforwards can only be used to offset up to 80% of taxable income. Net operating losses incurred prior to 2018 may be fully utilized to offset taxable income, but expire in 20 years.

A reconciliation of the U.S. Federal statutory income tax rate to the effective income tax rate is as follows:

	Quarter Ended September 30, 2022	Quarter Ended September 30, 2021
Tax expense at federal statutory rate	(21%)	(21%)
State tax expense, net of federal tax effect	0%	0%
Increase in valuation allowance	21%	21%
Effective income tax rate	(0%)	(0%)

D-43

Deferred income taxes reflect the temporary differences between the financial statement carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, adjusted by the relevant tax rate. The components of deferred tax assets and liabilities are as follows:

	September 30, 2022	December 31, 2021

Inventory capitalization	$0	$8,000
Inventory allowance	66,000	72,000
Allowance for doubtful accounts	1,000	1,000
Accrued compensation	18,000	18,000
Stock based compensation	149,000	160,000
Deferred wages payable	19,000	21,000
Depreciation – Property, Plant & Equipment	(19,000)	(24,000)
Research and development credits	24,000	24,000
Net operating loss carry-forwards	2,916,000	2,631,000
Total deferred income tax assets, net	3,174,000	2,911,000
Less: valuation allowance	(3,174,000	(2,911,000)
Net deferred income tax assets	$0	$0

The valuation allowance for deferred income tax assets was $3,174,000 as of September 30, 2022 and $2,911,000 as of December 31, 2021. The net change in the deferred income tax assets valuation allowance was $263,000 for the nine months ended September 30, 2022. The Company believes that it is more likely than not that the deferred tax assets will not be realized.

As of September 30, 2022, the prior full three years remain open for examination by the federal or state regulatory agencies for purposes of an audit for tax purposes.

At September 30, 2022, the Company had Federal and state net operating loss carry-forwards for income tax purposes of approximately $11,214,000 and research and development credits of $24,000. The Company’s net operating loss carry-forwards began to expire in 2022 and continue to expire through 2037. Net operating losses incurred from 2018 to date have no expiration date. In assessing the reliability of deferred income tax assets, management considers whether or not it is more likely than not that some portion or all deferred income tax assets, net, will be realized. The ultimate realization of net deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies in making this assessment.

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UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma financial statements are derived from the historical financial statements of ABMC as of and for year ended December 31, 2021 and the nine months ended September 30, 2022. The unaudited pro forma financial statements are presented to reflect adjustments to ABMC’s financial statements as if the Asset Sale were completed on January 1, 2021. The unaudited pro forma financial statements have been presented for informational purposes only. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information, and ABMC believes such assumptions are reasonable under the circumstances.  The pro forma data is not necessarily indicative of ABMC’s results of operations or financial condition had the Asset Sale been completed on the dates assumed.  In addition, they are not necessarily indicative of our future results of operations or financial condition.

D-45

PRO FORMA – Year Ended December 31, 2021

Balance Sheets

	December 31,	December 31,
	2021	2020
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$1,056,000	$98,000
Accounts receivable, net of allowance for doubtful accounts of $0 at December 31, 2021 and $22,000 at December 31, 2020	0	407,000
Inventory, net of allowance of $0 at December 31, 2021 and $279,000 at December 31, 2020	0	536,000
Prepaid expenses and other current assets	0	104,000
Right of use asset – operating leases	0	35,000
Total current assets	1,056,000	1,180,000
Property, plant and equipment, net	0	576,000
Patents, net	0	108,000
Right of use asset – operating leases	0	41,000
Other assets	0	21,000
Total assets	$1,056,000	$1,926,000
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$87,000	$577,000
Accrued expenses and other current liabilities	229,000	620,000
Right of use liability – operating leases	0	33,000
Wages payable	0	107,000
Line of credit	0	277,000
PPP loan	0	332,000
Current portion of long-term debt, net of deferred finance costs	0	75,000
Total current liabilities	316,000	2,021,000
Long-term debt/other liabilities, net of current portion and deferred financing costs	0	1,120,000
Right of use liability – operating leases	0	41,000
Total liabilities	316,000	3,182,000
COMMITMENTS AND CONTINGENCIES
Stockholders’ (deficit):
Preferred stock; par value $.01 per share; 5,000,000 shares authorized, none issued and outstanding	0	0
Common stock; par value $.01 per share; 50,000,000 shares authorized; 37,703,476 issued and outstanding as of December 31, 2021 and as of December 31, 2020	377,000	377,000
Additional paid-in capital	21,717,000	21,717,000
Accumulated deficit	(21,354,000)	(23,350,000)
Total stockholders’ equity / (deficit)	740,000	(1,256,000)
Total liabilities and stockholders’ equity / (deficit)	$1,056,000	$1,926,000

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PRO FORMA – Year Ended December 31, 2021

Statements of Operations

	Year Ended December 31,
	2021	2020
	(unaudited)

Revenue, net	$0	$4,147,000

Cost of goods sold	0	2,909,000

Gross profit	0	1,238,000

Operating expenses:
Research and development	0	90,000
Selling and marketing	0	493,000
General and administrative	163,000	1,276,000
	163,000	1,859,000

Operating loss	(163,000)	(621,000)

Other income / (expense):
Interest expense	0	(175,000)
Other income, net	0	2,000
Gain on asset sale	1,824,000	0
Gain on forgiveness of PPP loan	335,000	0
Total other income / (expense)	2,159,000	(173,000)

Income / (loss) before income tax expense	1,996,000	(794,000)

Income tax expense	0	(2,000)

Net income / (loss)	$1,996,000	$(796,000)

Basic and diluted income / (loss) per common share	$0.05	$(0.02)

Weighted average number of shares outstanding – basic and diluted	35,558,105	35,558,105

D-47

PRO FORMA – Year Ended December 31, 2021

Statements of Cash Flows

	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
	(unaudited)
Cash flows from operating activities:
Net income / (loss)	$1,996,000	$(796,000)
Adjustments to reconcile net income / (loss) to net cash provided by / (used in) operating activities:
Depreciation and amortization	0	79,000
Amortization of debt issuance costs	0	17,000
Non-cash loan penalty	0	20,000
Bad debt (reduction) expense	0	3,000
Provision for slow moving and obsolete inventory	0	157,000
Share-based payment expense	0	2,000
Director fee paid with restricted stock	0	31,000
Refinance fee paid with restricted stock	0	21,000
Changes in:
Accounts receivable	(407,000)	(40,000)
Inventory	(815,000)	117,000
Prepaid expenses and other current assets	104,000	(37,000)
Accounts payable	(490,000)	(75,000)
Accrued expenses and other current liabilities	(238,000)	15,000
Wages payable	(36,000)	3,000
Net cash provided by / (used in) operating activities	114,000	(483,000)
Cash flows from investing activities:
Sale of property, plant, and equipment	(576,000)	(4,000)
Sale of Patent Asset	(108,000)	0
Net cash used in investing activities	(684,000)	(4,000)
Cash flows from financing activities:
Proceeds from debt financing	0	75,000
Payments on debt financing	(1,472,000)	(42,000)
Proceeds from private placement	0	199,000
Proceeds from Lincoln Park financing	0	125,000
Proceeds from Asset Sale	3,000,000	0
Expenses from Lincoln Park financing	0	(48,000)
Proceeds from lines of credit	0	3,949,000
Payments on lines of credit	0	(4,009,000)
Net cash provided by financing activities	1,528,000	581,000
Net increase in cash and cash equivalents	958,000	94,000
Cash and cash equivalents – beginning of period	98,000	4,000
Cash and cash equivalents – end of period	$1,056,000	$98,000
Supplemental disclosures of cash flow information:
Non-Cash transactions:
Loans converted to stock	$0	$35,000
Commitment shares issued to Lincoln park, charged to Paid in Capital	$0	$138,000
Patent asset impairment	$0	$0
Cash paid during the year for interest	$0	$152,000
Cash paid for taxes	$0	$2,000

D-48

PRO FORMA – Year Ended December 31, 2021

Statements of Changes in Stockholders’ Equity / (Deficit)

PRO FORMA - Statements of Changes in Stockholders’ Equity / (Deficit) (unaudited)
	Common Stock		Additional Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance – January 1, 2020	32,680,984	$327,000	$21,437,000	$(22,554,000)	$(790,000)
Shares issued to Cherokee in connection with loan	300,000	3,000	18,000		21,000
Shares issued under February 2020 Private Placement	2,842,856	28,000	171,000		199,000
Shares issued to Lincoln Park for Initial Purchase under the 2020 Lincoln Park equity line	500,000	5,000	120,000		125,000
Shares issued to Lincoln Park for commitment under the 2020 Lincoln Park equity line	1,250,000	13,000	125,000		138,000
Non cash costs of commitment shares under Lincoln Park equity line			(138,000)		(138,000)
Expenses related to the 2020 Lincoln Park equity line			(48,000)		(48,000)
Shares issued for board meeting attendance in lieu of cash	129,636	1,000	30,000		31,000
Share based payment expense			2,000		2,000
Net loss				(796,000)	(796,000)
Balance – December 31, 2020	37,703,476	$377,000	$21,717,000	$(23,350,000)	$(1,256,000)
Net income				1,996,000	1,996,000
Balance – December 31, 2021	37,703,476	$377,000	$21,717,000	$(21,354,000)	$740,000

D-49

PRO FORMA – Nine Months Ended September 30, 2022

Condensed Balance Sheets

	September 30,	December 31,
	2022	2021
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$855,000	$1,056,000
Total current assets	855,000	1,056,000
Total assets	$855,000	$1,056,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$0	$87,000
Accrued expenses and other current liabilities	229,000	229,000
Total current liabilities	229,000	316,000
Total liabilities	229,000	316,000
COMMITMENTS AND CONTINGENCIES
Stockholders' deficit:
Preferred stock; par value $.01 per share; 5,000,000 shares authorized, none issued and outstanding at September 30, 2022 and December 31, 2021	0	0
Common stock; par value $.01 per share; 75,000,000 shares authorized; 37,703,476 issued and outstanding as of September 30, 2022 and as of December 31, 2021	377,000	377,000
Additional paid-in capital	21,717,000	21,717,000
Accumulated Deficit	(21,468,000)	(21,354,000)
Total stockholders’ equity	626,000	740,000
Total liabilities and stockholders’ equity	$855,000	$1,056,000

D-50

PRO FORMA – Nine Months Ended September 30, 2022

Condensed Statements of Operations

(Unaudited)
	For The Nine Months Ended
	September 30,
	2022	2021
	(unaudited)

Net sales	$0	$0

Cost of goods sold	0	0

Gross profit	0	0

Operating expenses:
Research and development	0	0
Selling and marketing	0	0
General and administrative	114,000	108,000
	114,000	108,000

Operating loss	(114,000)	108,000)

Other (expense) / income :
Gain on asset sale	0	1,824,000
Total other income	0	1,824,000

(Loss) / income before income tax expense	(114,000)	1,716,000

Net (loss) / income	$(114,000)	$1,716,000

Basic and diluted (loss) / income per common share	$-

Weighted average number of shares outstanding – basic & diluted	35,558,105	35,558,105

D-51

PRO FORMA – Nine Months Ended September 30, 2022

Condensed Statements of Cash Flows

(Unaudited)
	For The Nine Months Ended
	September 30,
	2022	2021
Cash flows from operating activities:
Net (loss) / income	$(114,000)	$2,037,000
Adjustments to reconcile net loss to net cash (used in) / provided by operating activities:
Changes in:
Accounts receivable	0	(407,000)
Inventory	0	(815,000)
Employee retention credit refund	0
Prepaid expenses and other current assets	0	104,000
Accounts payable	(87,000)	(432,000)
Accrued expenses and other current liabilities	0	(238,000)
Wages payable	0	(36,000)
Net cash (used in) / provided by operating activities	(201,000)	213,000

Cash flows from investing activities:

Sale of property, plant and equipment	0	(576,000)
Sale of patent asset	0	(108,000)
Net cash provided by / (used in) investing activities	0	(684,000)
Cash flows from financing activities:
Proceeds from debt financing	0	0
Payments of debt financing	0	(1,472,000)
Proceeds from Lincoln Park financing	0	0
Proceeds from line of credit	0	0
Proceeds from asset sale	0	3,000,000
Repayments of line of credit	0	0
Net cash provided by financing activities	0	1,538,000
Net change in cash and cash equivalents	(201,000)	1057,000
Cash and cash equivalents - beginning of period	1,056,000	98,000
Cash and cash equivalents - end of period	$855,000	$1,155,000

D-52

PRO FORMA – Nine Months Ended September 30, 2022

Statements of Changes in Stockholders’ Equity

(Unaudited)
	Common Stock		Additional Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance – January 1, 2022	37,703,476	$377,000	$21,717,000	$(21,354,000)	$740,000
Net loss				(114,000)	(114,000)
Balance – September 30, 2022	37,703,476	$377,000	$21,717,000	$(21,468,000)	$626,000

Balance January 1, 2021	37,703,476	$377,000	$21,717,000	$(23,350,000)	$(1,256,000)
Net income				1,996,000	1,996,000
Balance – September 30, 2021	37,703,476	$377,000	$21,717,000	$(21,354,000)	$740,000

D-53

PROXY

SPECIAL MEETING OF SHAREHOLDERS REGARDING THE ASSET SALE

AMERICAN BIO MEDICA CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated January 6, 2023 of the Special Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Melissa A. Waterhouse and Jean Neff, or either of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on December 22, 2022, at the Special Meeting of Shareholders to be held at 11:00 A.M. on Wednesday, February 15, 2023 at ABMC’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106, or at any adjournments thereof, with all the power the undersigned would possess if personally present. This Proxy, when properly executed will be voted as designated. If no choice is specified, this proxy will be voted “FOR” each of the following:

1. To consider and vote upon a proposal to approve the Asset Purchase Agreement, dated as of December 19, 2022, between American Bio Medica Corporation (“ABMC”) and Healgen Scientific Limited Liability Company for the sale of substantially all of ABMC’s assets (the “Asset Sale”).

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

2. To grant authority to the Board of Directors of ABMC to adjourn the 2023 Special Meeting of Shareholders, even if a quorum is present, if necessary or appropriate in the sole discretion of the Board, including to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Asset Sale (the “Adjournment Proposal”).

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE SPECIAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Name:
Beneficial Shareholder (Please Print)

Address:

Signature(s)
(All Shareholders must sign)

NUMBER OF SHARES VOTING _________________________

DATE: ___________________________

IF SHARES ARE NOT REGISTERED IN YOUR NAME, GIVE THE NAME AND ADDRESS OF THE PERSON/ENTITY IN WHOSE NAME THEY ARE REGISTERED. (This must be completed if applicable)

_________________________________________________

_________________________________________________

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.

19